As filed electronically with the Securities and Exchange Commission on December 16, 2005
Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No.       ☐
Post-Effective Amendment No.       ☐
SCUDDER INTERNATIONAL FUND, INC.
(Exact Name of Registrant as Specified in Charter)

Two International Place
Boston, Massachusetts 02110-4103
(Address of Principal Executive Offices) (Zip Code)
212-454-6901
(Registrant’s Area Code and Telephone Number)
Carole Coleman
Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, New York 10154-0010
(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624	William D. Regner, Esq. Debevoise & Plimpton LLP 919 Third Avenue New York, New York 10022

TITLE OF SECURITIES BEING REGISTERED:
Shares of the Scudder Emerging Markets Fund Series of the Registrant
      Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.
      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers
Scudder New Asia Fund, Inc.

Q What is happening?
A Stockholders are being asked to approve an amendment to the Articles of Amendment and Restatement of Scudder New Asia Fund, Inc., a closed-end investment company (“New Asia Fund”), to reduce from two-thirds to a majority the required vote of the common stockholders necessary to approve certain types of mergers, consolidations or sales of all or substantially all of the assets of New Asia Fund. Stockholders are also being asked to approve an Agreement and Plan of Reorganization (the “Plan”) whereby all of the assets of New Asia Fund would be transferred in a tax-free reorganization (the “merger”) to Scudder Emerging Markets Fund (“Emerging Markets Fund”), an open-end series of Scudder International Fund, Inc. (“SIF”). Like the New Asia Fund, the Emerging Markets Fund is also managed by Deutsche Investment Management Americas, Inc. (“DeIM”).
After carefully reviewing the proposals, your fund’s Board of Directors has determined that these actions are in the best interests of your fund. The Board recommends that you vote for these proposals.
Amend Articles of Amendment and Restatement
Q Why has this proposal to amend New Asia Fund’s Articles of Amendment and Restatement been made?
A The proposed charter amendment, if adopted, would reduce from two-thirds to a majority the vote required from New Asia Fund’s common stockholders in order to approve the merger. On November      , 2005, approximately      % of the New Asia Fund’s outstanding shares were voted in favor of the proposed merger representing approximately      % of the shares voted at the meeting. New Asia Fund’s Board of Directors believes that the high percentage of votes submitted in favor of the merger at the annual meeting, combined with the low percentage of outstanding shares that opposed it, demonstrates strong shareholder support for the merger. The proposal is being made in an attempt to decrease the likelihood that the merger will not obtain requisite approval of New Asia Fund’s common stockholders solely because a substantial number of New Asia Fund common stockholders fail to cast any vote with respect to the merger.
Q What vote is required to approve the amendment to New Asia Fund’s Articles of Amendment and Restatement?
A The approval of the holders of a majority of New Asia Fund’s common stock is required to adopt the proposed amendment. If the amendment to the Articles of Amendment and Restatement is approved, the approval of a majority of the holders of New Asia Fund’s common stock will be required to approve the merger.
Merger
Q Are the investment objectives and strategies of Emerging Markets Fund and New Asia Fund the same?
A The investment objectives and strategies of Emerging Markets Fund and New Asia Fund are similar, but have some important differences. Emerging Markets Fund has a larger investment universe that includes all emerging markets, whereas New Asia Fund focuses primarily on Asian issuers in both developed and emerging markets. Because the investment objectives and strategies of New Asia Fund are different from those of Emerging Markets Fund, if the Plan is approved, it will be necessary to make certain changes to New Asia Fund’s portfolio prior to the consummation of the transaction. As such, New Asia Fund would pay

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transaction expenses, and New Asia Fund shareholders would realize gains or losses on the sale of portfolio securities in anticipation of the merger. See “Will I have to pay taxes as a result of the merger?” below.
Q What is the difference between a closed-end and an open-end investment company?
A Closed-end investment companies, like New Asia Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares and their shares are typically traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund.
Open-end investment companies, like the Emerging Markets Fund, issue shares that generally can be redeemed or sold back to the fund at the fund’s net asset value per share (less any applicable redemption fee). In addition, whereas closed-end funds may invest without limitation in illiquid securities, open-end funds may not invest more than 15% of their net assets in illiquid securities. Moreover, open-end investment companies issue new shares at the fund’s offering price, which is net asset value per share plus any applicable sales charge. Since they must be ready to redeem their shares on a daily basis, open-end funds may not be as fully invested as closed-end funds, which may hurt performance.
Q Why has this merger proposal been made for my fund?
A The New Asia Fund has historically traded at a discount from net asset value (including (          )% as of the date the merger was announced and (          )% as of [recent date]). If the merger is approved, New Asia Fund shareholders would receive Emerging Markets Fund shares with an equal aggregate net asset value as their New Asia Fund shares pursuant to the merger, and Emerging Markets Fund (as an open-end fund) permits shareholders to redeem their shares at net asset value (less any applicable redemption fee). In addition, the combined fund will pay a lower effective management fee than the New Asia Fund. Also, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale. Finally, DeIM has agreed to cap the expenses of the combined fund at levels lower than the expense ratios currently paid by the New Asia Fund for approximately three years following the merger. Consequently, the combined fund is expected to have a lower total operating expense ratio than New Asia Fund.
Please note that if the amendment to the Articles of Amendment and Restatement is approved by New Asia Fund stockholders, the amendment will become effective regardless of whether the proposal regarding the merger agreement and the merger is approved.
Q Will I have to pay taxes as a result of the merger?
A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. If you choose to sell your shares before the merger, the sale will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains as a result of the normal operations of your fund whether or not the merger occurs.
Also, the sale of portfolio securities by New Asia Fund prior to the merger as described above may result in selling securities at a disadvantageous time and could result in the realization by New Asia Fund of gains or losses that would not otherwise have been realized. New Asia Fund intends to pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing of the merger. The amount of any dividend actually paid will depend on a number of factors, such as

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changes in the value of New Asia Fund’s holdings and the extent of liquidation of securities between the date of the stockholders’ meeting and the closing of the merger.
Q Upon merger, will I own the same number of shares?
A The aggregate net asset value of your shares will not change as a result of the merger of the New Asia Fund into the Emerging Markets Fund. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Emerging Markets Fund, which will probably be different from the net asset value per share of the New Asia Fund.
Q Does the merger involve any risks to the combined fund?
A If a significant number of former New Asia Fund stockholders redeem their shares in Emerging Markets Fund immediately or soon after the merger, Emerging Markets Fund could be adversely affected because of lost economies of scale and portfolio management disruption. A significant decrease in net assets could result in less diversification or in smaller portfolio positions in investments, which could adversely affect Emerging Markets Fund’s total return performance. The sale of securities to fund these redemptions would result in increased brokerage expenses and could also have adverse tax consequences.
Q Will the shares I receive in the merger be subject to a redemption fee?
A Yes. According to Emerging Markets Fund’s policy, subject to limited exceptions, you will be required to pay a 2% redemption fee on shares redeemed within 30 days of the merger.
Q What vote is required to approve the merger?
A The approval of the Agreement of Plan and Reorganization and the merger requires the affirmative vote of the holders of at two-thirds of New Asia Fund’s common stock, unless the amendment to New Asia Fund’s Articles of Amendment and Restatement is approved, in which case a majority of the holders of New Asia Fund’s common stock is required to approve the merger.
Q When would the merger take place?
A If approved, the merger would occur on or about April [     ], 2006 or as soon as reasonably practicable after stockholder approval is obtained. Shortly after completion of the merger, stockholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.
General
Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?
A Yes. The New Asia Fund will bear legal, printing and solicitation expenses; however, certain other costs associated with the merger and attributable to the Emerging Markets Fund will be borne by DeIM.
Q How can I vote?
A You can vote in any one of four ways:

•	Through the Internet, by going to the website listed on your proxy card;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

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•	In person, by attending the meeting.
We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/ Proxy Statement before you vote.
Q Will I be able to continue to track my fund’s performance in the newspaper and on the Internet?
A Yes. You will be able to continue to track your fund’s performance through these means.
Q Whom should I call for additional information about this Prospectus/ Proxy Statement?
A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-866-729-6818.

SCUDDER NEW ASIA FUND, INC.
A Message from the Fund’s Chief Executive Officer
January [     ], 2006
Dear Shareholder:
      I am writing to you to ask for your vote on important matters that affect your investment in Scudder New Asia Fund, Inc. (“New Asia Fund”). While you are, of course, welcome to join us at New Asia Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.
      We are asking for your vote on the following matters:

Proposal 1:	Approval of an amendment to New Asia Fund’s Articles of Amendment and Restatement to reduce from two-thirds to a majority the required vote of common stockholders necessary to approve mergers, consolidations or sales of all or substantially all the assets of New Asia Fund.

Proposal 2:	Approval of a proposed merger of New Asia Fund into Scudder Emerging Markets Fund (“Emerging Markets Fund”), a series of Scudder International Fund, Inc. In this merger, your shares of New Asia Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for shares of Emerging Markets Fund with an equal aggregate net asset value.
Amend Articles of Amendment and Restatement
      New Asia Fund’s Articles of Amendment and Restatement do not specify the vote required by the holders of common stock to authorize the merger. As a result, this requirement is determined by Section 3-105 of the Maryland General Corporation Law which provides that the merger must be approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. Section 2-104(b)(5) of the Maryland General Corporation Law, however, permits the articles of incorporation of a Maryland corporation to allow for a lesser vote requirement, provided that such required vote is not less than a majority. New Asia Fund’s Articles of Amendment and Restatement may be amended by a majority vote of the holders of New Asia Fund common stock.
      In an attempt to decrease the likelihood that the merger will not obtain requisite approval of common stockholders because a substantial number of New Asia Fund common stockholders fail to cast any vote with respect to the merger, which has the same affect as a vote against New Asia Fund’s Board of Directors is proposing that New Asia Fund’s Articles of Amendment and Restatement be amended to reduce the requisite vote on the merger from two-thirds to a majority. The Board believes the proposed amendment represents a means, consistent with the terms of New Asia Fund’s charter and Maryland law, to lower the affirmative vote of our common stockholders required in connection with the merger and thereby reduce the likelihood that the outcome of the stockholder vote may be determined by common stockholders who fail to return a proxy for reasons that may not relate to the merits of the transaction.
      At New Asia Fund’s annual meeting held on December 2, 2005, the proposed merger was not approved. Proxies representing [62.91]% of the New Asia Fund’s outstanding shares (representing [85.87]% of the shares represented at the meeting) were submitted in favor of the merger, with only [8.67]% of the Fund’s outstanding shares voting against the merger. Deutsche Investment Management Americas, Inc., New Asia Fund’s investment adviser, informed the Board that it believed that the high percentage of votes submitted in favor of the merger at the annual meeting, combined with the low percentage of outstanding shares that opposed it, demonstrated strong shareholder support for the merger. Please note that if the amendment to the Articles of Amendment and Restatement is approved by New Asia Fund stockholders, the amendment will become effective regardless of whether the merger is approved.
      The Board of Directors of New Asia Fund has adopted and approved the amendment to the Articles of Amendment and Restatement, which, if adopted, will reduce from two-thirds to a majority the percentage vote of the common stock necessary to approve the merger, and recommends that New Asia Fund common stockholders vote “FOR” the approval of the amendment to the Articles of Amendment and Restatement, a copy of which is attached as Exhibit A to the enclosed proxy statement.
Approve the merger
      In determining to recommend approval of the merger, the Directors of New Asia Fund considered the following factors, among others:

•	Due to the growing liquidity in many of the Asian securities markets and the significant evolution of those markets since the Fund’s inception, the Fund’s investment adviser believes that the closed-end structure is no longer required in order to take advantage of investment opportunities in those markets. Further, as a result of the significant economic development of many Asian countries since the inception of the Fund, the investment adviser believes that a broader investment strategy that permits the Fund to pursue investment opportunities in emerging markets outside the Asian region, as well as within it, would better serve the interests of investors.

•	New Asia Fund has historically traded at a discount from net asset value as of the date of this Prospectus/ Proxy Statement. New Asia Fund shareholders would receive Emerging Market Fund shares with an equal aggregate net asset value as their New Asia Fund shares pursuant to the merger, and Emerging Markets Fund (as an open-end fund) permits shareholders to redeem their shares at net asset value (less any applicable redemption fee);

•	New Asia Fund shareholders will have the opportunity to invest in a larger fund with an expanded investment universe;

•	Shareholders will have the potential for economies of scale;

•	The combined fund will have a lower total fund operating expense ratio than New Asia Fund; and

•	The merger would be a tax-free reorganization for federal income tax purposes for the shareholders.
      Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Meeting of Shareholders, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Prospectus/ Proxy Statement, which provides detailed information on Emerging Markets Fund, the nominees for election as Directors, the specific proposals being considered at the stockholders’ meeting and why the proposals are being made.
      The Board of Directors of New Asia Fund has adopted and approved the merger agreement and the merger and recommends that New Asia Fund common stockholders vote “FOR” adoption and approval of the merger agreement and the merger, a copy of the merger agreement is attached as Exhibit B to the enclosed proxy statement.
      Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

      I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/ Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.
      Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Georgeson Shareholder, New Asia Fund’s proxy solicitor, at 1-866-729-6818, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Vincent J. Esposito
Chief Executive Officer
Scudder New Asia Fund

SCUDDER NEW ASIA FUND, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
       This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in the event you choose to attend in person.
      To the Shareholders of Scudder New Asia Fund, Inc.:
      A Meeting of Shareholders of Scudder New Asia Fund, Inc. (“New Asia Fund”) will be held February 27, 2006 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal 1:	Approving an amendment to New Asia Fund’s Articles of Amendment and Restatement to reduce from two-thirds to a majority the required vote of the holders of New Asia Fund’s common shares necessary to authorize certain types of mergers, consolidations or sales of all or substantially all the assets of New Asia Fund.

Proposal 2:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of New Asia Fund to Scudder Emerging Markets Fund (“Emerging Markets Fund”), in exchange for shares of Emerging Markets Fund and the assumption by Emerging Markets Fund of all liabilities of New Asia Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of New Asia Fund in complete liquidation and dissolution of New Asia Fund.
      The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.
      Holders of record of shares of New Asia Fund at the close of business on December [     ], 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.
      In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy or, if no such holder is present, an officer present and entitled to preside at the Meeting or act as Secretary, may propose one or more adjournments of the Meeting to a date not more than 120 days after [record date] in accordance with applicable law to permit further solicitation of proxies.

By order of the Directors

Carole Coleman
Secretary
January [     ], 2006
WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS
      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.,
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.
UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION
FOR SHAREHOLDERS OF
SCUDDER NEW ASIA FUND, INC.
      This document contains a Prospectus/ Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Directors’ recommendations on pages [     ] and [     ].
      We urge you to review the Prospectus/ Proxy Statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.
      We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.
      If you have any questions, please call Georgeson Shareholder, Scudder New Asia Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-729-6818) or contact your financial advisor.

PROSPECTUS/ PROXY STATEMENT
January [     ], 2006
      This Prospectus/ Proxy Statement is being furnished in connection with (i) the proposed amendment to Scudder New Asia Fund, Inc.’s (“New Asia Fund”) Articles of Amendment and Restatement to reduce from two-thirds to a majority the required vote of the holders of New Asia Fund’s common shares necessary to authorize certain types of mergers, consolidations or sale of all or substantially all the assets of New Asia Fund; and (ii) the proposed merger New Asia Fund into Scudder Emerging Markets Fund (“Emerging Markets Fund”), a series of Scudder International Fund, Inc. Emerging Markets Fund and New Asia Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.”
      This Prospectus/ Proxy Statement, along with the Notice of Meeting and the proxy card, is being mailed to shareholders on or about January [     ], 2006. It explains what you should know before voting on the matters described in this Prospectus/ Proxy Statement or investing in Emerging Markets Fund, a non-diversified series of an open-end management investment company. Please read it carefully and keep it for future reference. Much of the information is required disclosure under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, New Asia Fund’s proxy solicitor, at 1-866-729-6818, or contact your financial advisor.
PROPOSAL I: AMENDMENT TO NEW ASIA FUND’S
ARTICLES OF AMENDMENT AND RESTATEMENT
A. Background
      It is proposed that New Asia Fund amend its Articles of Amendment and Restatement to reduces the vote necessary for stockholders to approve certain types of mergers, consolidations and transfers of all or substantially all of New Asia Fund’s assets (an “asset transfer”).
      The amendment provides that any merger, consolidation or asset transfer that would, but for the amendment, require the approval of more than a majority of the outstanding common stock, shall be valid and effective if approved by the holders of a majority of the outstanding common stock. A copy of the amendment to Scudder New Asia’s Articles of Amendment and Restatement is attached to this proxy statement as Exhibit A.
      The amendment would not reduce the vote required for certain types of mergers, consolidations and assets transfers with “interested parties.” Pursuant to the articles of amendment and restatement, those transactions require, unless certain exceptions apply, the vote of 75% of the outstanding common stock. The merger is not considered a transaction with an “interested party.”
B. Reasons for the Charter Amendment
      New Asia Fund’s Articles of Amendment and Restatement do not specify the vote required by the holders of common stock to authorize the merger. As a result, this requirement is determined by Section 3-105 of the Maryland General Corporation Law which provides that the merger must be approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. Section 2-104(b)(5) of the Maryland General Corporation Law, however, permits the articles of incorporation of a Maryland corporation to allow for a lesser vote requirement provided that such required vote is not less than a majority. In general, New Asia Fund’s Articles of Amendment and Restatement may be amended by a majority vote of the holders of New Asia Fund common stock.
      In an attempt to decrease the likelihood that the merger will not obtain requisite approval of common stockholders because a substantial number of New Asia Fund common stockholders fail to cast any vote with respect to the merger, which has the same effect as a vote against the merger, New Asia Fund’s Board of Directors is proposing that New Asia Fund’s Articles of Amendment and Restatement be amended to reduce the requisite vote on the merger from two-thirds to a majority. The Board believes the proposed amendment

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represents a means, consistent with the terms of New Asia Fund’s charter and Maryland law, to lower the affirmative vote of our common stockholders required in connection with the merger and thereby reduce the likelihood that the outcome of the stockholder vote may be determined by common stockholders who fail to return a proxy for reasons that may not relate to the merits of the transaction.
      At New Asia Fund’s annual meeting held on December 2, 2005, the proposed merger was not approved. Proxies representing [62.91]% of the Fund’s outstanding shares (representing [85.87]% of the shares represented at the meeting) were submitted in favor of the merger, with only [8.67]% of the Fund’s outstanding shares voting against the merger. Deutsche Investment Management Americas, Inc. (“DeIm”) informed the Board that it believed that the high percentage of votes submitted in favor of the merger at the annual meeting, combined with the low percentage of outstanding shares that opposed it, demonstrated strong shareholder support for the merger. Please note that if the amendment to the Articles of Amendment and Restatement is approved by New Asia Fund stockholders, the amendment will become effective regardless of whether the proposal regarding the merger is approved.
      The Directors of New Asia Fund, including the Independent Directors, recommend approval of the amendment to the Articles of Amendment and Restatement.
PROPOSAL II: APPROVAL OF MERGER
      It is proposed that all of the assets of New Asia Fund be transferred to Emerging Markets Fund solely in exchange for (a) the issuance and delivery to New Asia Fund of Class S shares of Emerging Markets Fund with a value equal to the value of New Asia Fund’s assets net of liabilities and (b) the assumption by Emerging Markets Fund of all liabilities of New Asia Fund. The principal business address and phone number for both New Asia Fund and Emerging Markets Fund is 345 Park Avenue, 27th Floor, New York, New York 10154 and 1-212-454-7190.
      As a result of the proposed merger, each shareholder of New Asia Fund will receive a number of full and fractional Class S shares of Emerging Markets Fund equal in value as of the Valuation Time (as defined below on page [     ]) to the total value of such shareholder’s New Asia Fund shares.
      The following documents have been filed with the SEC and are incorporated into this Prospectus/ Proxy Statement by reference:

(i) the prospectus of Emerging Markets Fund, dated February 25, 2005, as supplemented from time to time, relating to Class S shares, a copy of which is included with this Prospectus/ Proxy Statement;

(ii) the statement of additional information relating to the proposed merger, dated January [ ], 2006 (the “Merger SAI”); and

(iii) the financial statements and related independent registered public accounting firm’s report included in the New Asia Fund’s Annual Report to Shareholders for the year ended December 31, 2004 and the Semiannual Report to Shareholders (unaudited) for the six months ended June 30, 2005.
      Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at 1-800-349-4281.
      Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also

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access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.
      The securities offered by this Prospectus/ Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/ Proxy Statement. Any representation to the contrary is a criminal offense.
      Like shares of New Asia Fund, shares of Emerging Markets Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.
A. Synopsis
      The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between investment companies. These responses are qualified in their entirety by the remainder of this Prospectus/ Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?
      The Directors of New Asia Fund are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit B), which we refer to as a merger of New Asia Fund into Emerging Markets Fund. If approved by shareholders, all of the assets of New Asia Fund will be transferred to Emerging Markets Fund solely in exchange for (a) the issuance and delivery to New Asia Fund of Class S shares of Emerging Markets Fund (“Merger Shares”) with a value equal to the value of New Asia Fund’s assets net of liabilities and (b) the assumption by Emerging Markets Fund of all liabilities of New Asia Fund. Immediately following the transfer, the Merger Shares received by New Asia Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.
      The proposed merger is initiated by DeIM, the investment manager for Emerging Markets Fund and New Asia Fund.

2.	What will happen to my shares of New Asia Fund as a result of the merger?
      Your shares of New Asia Fund will, in effect, be exchanged for Class S shares of Emerging Markets Fund, a non-diversified series of an open-end investment company, with an equal aggregate net asset value as of the Valuation Time (as defined below on page [     ]).

3.	Why have the Directors of New Asia Fund recommended that I approve the merger?
      The Directors considered the following factors, among others, in determining to recommend that shareholders of New Asia Fund approve the merger:

•	The New Asia Fund has historically traded at a discount from net asset value (including % as of the date the merger was announced and % as of January [ ], 2006). The New Asia Fund shareholders should receive Emerging Market Fund shares with an aggregate net asset value equal to the aggregate net asset value of their New Asia Fund shares as of the Valuation Time pursuant to the merger, and Emerging Markets Fund (as an open-end fund) permits shareholders to redeem their shares at net asset value (less any applicable redemption fee).

•	The merger offers New Asia Fund shareholders the opportunity to invest in a significantly larger fund with an expanded investment universe.

•	Shareholders will have the potential for economies of scale.

•	The combined fund is expected to have lower total fund operating expense ratios than New Asia Fund.

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•	The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.
      The Directors of New Asia Fund have concluded that: (1) the merger is in the best interests of New Asia Fund and (2) the interests of the existing shareholders of New Asia Fund will not be diluted as a result of the merger. Accordingly, the Directors of New Asia Fund recommend approval of the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?
      The investment objective of Emerging Markets Fund is broader than that of the New Asia Fund. The objective of the New Asia Fund is long-term capital appreciation through investment primarily in the equity securities of Asian companies. The objective of the Emerging Markets Fund is long-term growth of capital. Emerging Markets has a larger investment universe that includes all emerging markets as opposed to the New Asia Fund, which focuses primarily on Asian issuers of both developed counties and emerging markets. Because the investment objectives and policies of New Asia Fund are different from those of Emerging Markets Fund, it will be necessary to make certain changes to New Asia Fund’s portfolio prior to the consummation of the transaction.
      Under normal circumstances, the Emerging Markets Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The Fund invests primarily in common stocks. The Fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.
      The New Asia Fund seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers. The New Asia Fund defines equity securities to include common and preferred stock, American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), International Depository Receipts (“IDRs”), debt securities convertible into common stock and common stock purchase warrants or rights, joint venture interests, general and limited partnership interest and other securities ordinarily considered to be equity securities. Under normal conditions, at least 65% of the New Asia Fund’s total assets will be invested in equity securities of Asian Companies. Asian Companies are companies that (i) are organized under the laws of, and have securities traded in a market within, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other country in the Asian region that in the future permits foreign investors to participate in its stock markets (collectively, “Asian Countries”) or (ii) regardless of where organized, derive at least 50% of their revenues from business in Asian Countries. Up to 35% of the New Asia Fund’s total assets may be invested, subject to certain restrictions, in equity securities of (i) companies organized in any other country in Asia which is not defined above as an Asian Country; (ii) companies, regardless of where organized, which DeIM believes derive, or will drive, at least 25% of their revenues from business in or which such countries; (iii) debt securities denominated in the currency of an Asian Country or issued or guaranteed by an Asian Company or the government of an Asian Country (“Asian Debt Securities”) rated A or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or, if unrated, of comparable quality as determined by DeIM; (iv) Asian Debt Securities rated as low as B by Moody’s or S&P or, if unrated, of comparable quality as determined by DeIM, limited, as a matter of non-fundamental policy (i.e., may be changed without shareholder approval), to no more than 10% of the New Asia Fund’s total assets; and (v) short-term debt securities. However, the New Asia Fund may invest up to 15% of its total assets in securities which are not publicly traded and illiquid securities (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities).

4

      Because the investment objectives and policies of New Asia Fund are different from those of Emerging Markets Fund, it will be necessary to make certain changes to New Asia Fund’s portfolio prior to the consummation of the transaction. DeIM has advised the New Asia Fund’s Board of Directors that such changes would include the sale of equity investments in Japan, Australia, Singapore and of select Hong Kong names — developed markets in which Emerging Markets Fund does not generally invest. DeIM has further advised that the New Asia Fund would invest the proceeds from such sales in securities of Asian emerging markets countries, in accordance with the investment policies of both Funds, including China, India, Indonesia, Malaysia, the Philippines, South Korea, Taiwan and Thailand. The Fund might also retain some of the proceeds as cash, to be invested after the transaction in emerging markets in which Emerging Markets Fund, but not New Asia Fund, invests. As such, the New Asia Fund would pay transaction expenses and the New Asia Fund shareholders would realize gains or losses on the sale of portfolio securities in anticipation of the merger.
      The Emerging Markets Fund may change its investment goal without seeking shareholder approval. The New Asia Fund’s investment objective and the percentage of its assets which must be invested in equity securities of Asian Companies are fundamental polices and which may not be changed without the approval of a “majority of the outstanding voting securities” of the New Asia Fund. A “majority of the outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Please also see Part II — Investment Strategies and Risk Factors — below for a more detailed comparison of the Funds’ investment policies and restrictions.
      The following table sets forth a summary of the composition of the investment portfolio of each Fund as of October 31, 2005, and of Emerging Markets Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:
Portfolio Composition (as a % of Fund Investments)

Emerging Markets
	New		Emerging		Fund — Pro Forma
Geographical Diversification	Asia Fund		Markets Fund		Combined(1)

Pacific Basin		%		%		%
Europe		%		%		%
Latin America		%		%		%
Africa		%		%		%
Other		%		%		%
	100%		100%		100%

(1)	Reflects the blended characteristics of New Asia Fund and Emerging Markets Fund as of October 31, 2005. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.
      The Emerging Markets Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the Emerging Markets Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The New Asia Fund’s complete portfolio holdings as of the end of each calendar quarter are filed on Form N-CSR or Form N-Q with the SEC within 60 days of the quarter’s end. The Emerging Markets Fund’s SAI includes a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The New Asia Fund’s policies and procedures with respect to its disclosure of its portfolio holdings is contained in its annual and semi-annual reports.

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5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?
      The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended October 31, 2005, and the pro forma estimated expense ratios of Emerging Markets Fund assuming consummation of the merger as of that date.
Shareholder Fees
(fees that are paid directly from your investment)

			Emerging		Emerging
	New Asia Fund		Markets Fund		Markets Fund
	Common Shares		Current Class S		Pro Forma Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
New Asia Fund	None(1)
Emerging Markets Fund			None	(2)	None
Redemption/ Exchange fee on shares owned less than 30 days (as a percentage of redemption proceeds)
New Asia Fund	None	(1)
Emerging Markets Fund			2.00	%(2)	2.00	%(2)

(1)	As a closed-end fund, the New Asia Fund trades on the New York Stock Exchange and does not charge a sales load nor a redemption fee.

(2)	The Emerging Markets Fund imposes a redemption fee of 2.00% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of purchase.
      The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of Emerging Markets Fund (Post-Merger) reflects reductions that will be effective upon the consummation of the merger. As of October 31, 2005, Emerging Markets Fund and New Asia Fund had net assets of $           million and $           million, respectively.

		Emerging Markets Fund		Emerging Markets Fund
New Asia Fund		(Pre-Merger)		(Post-Merger)

Average Daily	Management	Average Daily	Management	Average Daily	Management
Net Assets	Fee	Net Assets	Fee	Net Assets	Fee

$0 - $75 million	1.25%	$0 - $500 million	1.25%	$0 - $250 million	1.10%
$75 million - $200 million	1.15%	Above $500 million	1.20%	$250 million - $750 million	1.075%
Above $200 million	1.10%			Above $750 million	1.050%

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      As shown below, the merger is expected to result in a lower effective management fee ratio and lower total expense ratios for shareholders of New Asia Fund. However, there can be no assurance that the merger will result in expense savings.
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

									Net
						Total			Annual Fund
			Distribution/			Annual Fund	Less Expense		Operating
	Management		Service (12b-1)	Other		Operating	Waiver/		Expenses
	Fee		Fees	Expenses		Expenses	Reimbursements		(After Waiver)

New Asia Fund
Common shares	1.20%		None	0.57%		1.77%	—		1.77%
Emerging Markets Fund
Class S	1.25%		None	0.77%		2.02%	0.27	%(1)	1.75%
Emerging Markets Fund
(Pro forma combined)
Class S	1.10	%(2)	None	0.60	%(3)	1.70%	0.15	%(4)	1.55%

(1)	Through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 1.75% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.

(2)	Restated to reflect the management fee schedule for Emerging Markets Fund that will be effective upon consummation of the merger.

(3)	Other expenses are estimated, accounting for the effect of the merger.

(4)	Through February 28, 2009, DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 1.55% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.
      The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeIM expects the combined fund to incur in the first year following the merger.
Examples
      The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

New Asia Fund
Common shares	$180	$557	$959	$2,084
Emerging Markets Fund
Class S(1)	$178	$607	$1,063	$2,326
Emerging Markets Fund
(Pro forma combined)
Class S(2)	$158	$490	$878	$1,969

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(1)	Includes one year of capped expenses.

(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years”, “5 Years” and “10 Years” periods.

6.	What are the federal income tax consequences of the proposed merger?
      For federal income tax purposes, no gain or loss is expected to be recognized by New Asia Fund or its shareholders as a direct result of the merger. However, repositioning New Asia Fund’s portfolio prior to the merger, and increased portfolio activity due to redemption requests following the merger, could result in the realization of significant capital gains by the Emerging Markets Fund, which would be distributed to its shareholders. These distributions would be taxable to the shareholders who receive them. According to Emerging Markets Fund’s policy, subject to limited exceptions, shareholders will be required to pay a 2% redemption fee on shares redeemed within 30 days of the merger.
      Some of the portfolio assets of New Asia Fund may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which the portfolio assets are sold and New Asia Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to New Asia Fund’s shareholders as capital gain dividends (to the extent of net realized term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. For more information, please see “Information about the Proposed Merger — Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?
      The mergers will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?
      Yes. Common shares of the New Asia Fund are traded on the New York Stock Exchange and investors may purchase or sell the New Asia Fund common shares on the exchange. Common shares of the New Asia Fund may not be exchanged for shares of other Scudder funds. As shareholders of Class S shares of Emerging Markets Fund, former New Asia Fund shareholders will have the right to redeem their shares at net asset value (less any applicable redemption fee) and the right to exchange your Class S shares for Class S shares in other open-end Scudder funds. The procedures for purchasing and redeeming Class S shares of the Emerging Markets Fund, and for exchanging Class S shares of the Emerging Markets Fund for shares of other Scudder funds, may be found in the Emerging Markets Fund Prospectus dated February 25, 2005 and incorporated by reference to this Prospectus/ Proxy Statement.

9.	How will I be notified of the outcome of the merger?
      If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of New Asia Fund.

10.	Will the number of shares I own change?
      Yes, the number of shares you own will most likely change. However, the total value of the Class S shares of Emerging Markets Fund you receive will equal the total value of the common shares of the New Asia Fund that you hold at the Valuation Time (as defined below on page [     ]). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

8

11.	What percentage of shareholders’ votes is required to approve the merger?
      Approval of the merger between the New Asia Fund and the Emerging Markets Fund will require the affirmative vote of two-thirds of all the votes of the common shares outstanding and entitled to be cast on the matter, unless the amendment to New Asia Fund’s Articles of Amendment and Restatement is approved, in which case a majority of the common shares outstanding and entitled to be cast on the matter is required to approve the merger.
      The Directors of New Asia Fund believe that the proposed merger is in the best interest of New Asia Fund. Accordingly, the Directors recommend that shareholders vote FOR approval of the proposed merger.
B. Investment Strategies and Risk Factors
      What are the main investment strategies and related risks of Emerging Markets Fund and how do they compare with those of New Asia Fund?
      Investment Objectives and Strategies. As noted above, the investment objective of Emerging Markets Fund is broader than that of the New Asia Fund. The objective of the New Asia Fund is long-term capital appreciation through investment primarily in the equity securities of Asian companies. The objective of the Emerging Markets Fund is long-term growth of capital. Emerging Markets has a larger investment universe that includes all emerging markets as opposed to the New Asia Fund that focuses primarily on Asian issuers of both developed countries and emerging markets.
      Emerging Markets Fund seeks to achieve its investment objective by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The Emerging Markets Fund invests primarily in common stocks. The fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Emerging Markets Fund may also lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.
      The New Asia Fund seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers. The New Asia Fund defines equity securities to include common and preferred stock, American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), International Depository Receipts (“IDRs”), debt securities convertible into common stock and common stock purchase warrants or rights, joint venture interests, general and limited partnership interest and other securities ordinarily considered to be equity securities. Under normal conditions, at least 65% of the New Asia Fund’s total assets will be invested in equity securities of Asian Companies. Asian Companies are companies that (i) are organized under the laws of, and have securities traded in a market within, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other country in the Asian region that in the future permits foreign investors to participate in its stock markets (collectively, “Asian Countries”) or (ii) regardless of where organized, derive at least 50% of their revenues from business in Asian Countries. Up to 35% of the New Asia Fund’s total assets may be invested, subject to certain restrictions, in equity securities of (i) companies organized in any other country in Asia which is not defined above as an Asian Country; (ii) companies, regardless of where organized, which DeIM believes derive, or will drive, at least 25% of their revenues from business in or which such countries; (iii) debt securities denominated in the currency of an Asian Country or issued or guaranteed by an Asian Company or the government of an Asian Country (“Asian Debt Securities”) rated A or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or, if unrated, of comparable quality as determined by DeIM; (iv) Asian Debt Securities rated as low as B by Moody’s or S&P or, if unrated, of comparable quality as determined by DeIM, limited, as a matter of non-fundamental policy (i.e., may be changed without shareholder approval), to no more than 10% of the New Asia Fund’s total assets; and (v) short-term debt securities. However, the New Asia Fund may invest up to 15% of its total assets in

9

securities which are not publicly traded and illiquid securities (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Additionally, the New Asia Fund may utilize certain investment practices, such as entering into repurchase agreements and lending its portfolio securities, as well as various other investment strategies, including purchasing and selling put and call options, purchasing and selling futures contracts on stock indices and options thereon, entering into various interest rate transactions such as swaps, caps, floors or collars, and entering into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. See Exhibit C for further discussion of the New Asia Fund’s investment strategies and restrictions.
      The Emerging Markets Fund may change its investment goal without seeking shareholder approval. The New Asia Fund’s investment objective and the percentage of its assets which must be invested in equity securities of Asian Companies are fundamental polices and which may not be changed without the approval of a “majority of the outstanding voting securities of the New Asia Fund. A “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.
      The New Asia Fund has elected to be classified as a diversified investment company and Emerging Markets Fund has elected to be classified as a diversified series of an investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.
      It is anticipated that there will be a pre-merger liquidation by New Asia Fund of any investments that are not consistent with the current investment objective, policies and restrictions of Emerging Markets Fund.
      For a more detailed description of the investment techniques used by Emerging Markets Fund, please see the Fund’s prospectus and statement of additional information.
      Primary Risks. As with any investment company, you may lose money by investing in Emerging Markets Fund. Certain risks associated with an investment in Emerging Markets Fund are summarized below. The risks of an investment in Emerging Markets Fund are similar to the risks of an investment in New Asia Fund. More detailed descriptions of the risks associated with an investment in Emerging Markets Fund can be found in the current prospectus and statement of additional information for Emerging Markets Fund.
      The value of your investment in Emerging Markets Fund will change with changes in the values of the investments held by Emerging Markets Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Emerging Markets Fund’s investments as a whole. Emerging Markets Fund could be subject to additional principal risks because the types of investments it makes can change over time.
      There are several risk factors that could hurt the performance of Emerging Markets Fund, cause you to lose money or cause the performance of Emerging Markets Fund to trail that of other investments.
      Stock Market Risk. As with most stock funds, an important factor with the Emerging Markets Fund is how stock markets perform — in this case emerging markets. When emerging market stock prices fall, investors should expect the value of the Emerging Markets Fund’s investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the Emerging Markets Fund may not be able to get attractive prices for them. The New Asia Fund is subject to similar risks.
      Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes. The New Asia Fund is subject to similar risks.

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•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. The New Asia Fund is subject to similar risks.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the Emerging Markets Fund’s foreign investments. The New Asia Fund is subject to similar risks.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. The New Asia Fund is subject to similar risks.

•	Currency Risk. The Emerging Markets Fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities. The New Asia Fund is subject to similar risks

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S. The New Asia Fund is subject to similar risks.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. The New Asia Fund is subject to similar risks.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special U.S. tax considerations may apply to the fund’s foreign investments. The New Asia Fund is subject to similar risks.
      Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. The New Asia Fund is subject to similar risks, but to a lesser extent, due to the fact that it invests a portion of its assets in more developed Asian markets.
      Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Emerging Markets Fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the Emerging Markets Fund. If the Emerging Markets Fund underestimates their price, you may not receive the full market value for the Emerging Markets Fund shares when you sell. The New Asia Fund is subject to similar risks.
      Securities Lending Risk. Any loss in the market price of securities loaned by the Emerging Markets Fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The New Asia Fund is subject to similar risks.

11

      Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, geographic and economic trends, the relative attractiveness of growth stocks and value stocks or other matters; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements.
      Open-end Fund Structure Risk. Open-end investment companies, like the Emerging Markets Fund, issue shares that can be redeemed or sold back to the fund generally at the fund’s net asset value per share. Moreover, open-end investment companies issue new shares at the fund’s offering price, which is net asset value per share plus any applicable sales charge. Since they must be ready to redeem their shares on a daily basis, open-end funds may not be as fully invested as closed-end funds, which may affect performance. The New Asia Fund is a closed-end fund and is therefore not subject to the same risks.
      The New Asia Fund also is subject to the following risks:

High Yield, High Risk Securities. The New Asia Fund may investment in below investment-grade securities (rated Ba and lower by Moody’s and BB and lower by S&P) or unrated securities of equivalent quality in DeIM’s judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid than securities in the higher ratings categories and are considered speculative. Such below investment-grade securities are commonly referred to as junk bonds. The lower the ratings of such debt securities, the more their risks render them like equity securities. Debt rated Ba or B by Moody’s or BB or B by S&P is not consider investment-grade and is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and involve major risk exposure to adverse conditions.

Common Shares Trading at Discount From Net Asset Value. The New Asia Fund common shares frequently have traded at a discount from net asset value since the commencement of the Fund’s operations.
      Performance Information. The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of New Asia Fund’s common shares and Emerging Markets Fund’s Class S shares based on net asset value. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts compares each Fund’s performance. The table shows returns on a before-tax and after-tax basis. The performance of the Funds varies over time. Of course, a Fund’s past performance is not an indication of future performance.

12

Calendar Year Total Returns (%)
Emerging Markets Fund

Annual Total Returns (%) as of 12/31 each year	Class S

For the periods included in the bar chart:
Best Quarter: 29.03%, Q4, 1999
Worst Quarter: (21.17)%, Q3, 1998
New Asia Fund

Annual Total Returns (%) as of 12/31 each year	Common Shares
For the periods included in the bar chart:
Best Quarter: 40.28%, Q2, 1999
Worst Quarter: (21.91)%, Q3, 2001
Average Annual Total Returns (for periods ended 12/31/05)

	Past		Past		Past 10 Years/Since
	1 Year		5 Years		Inception

Emerging Markets Fund(1)
Class S
Return before Taxes		%		%		%(3)
Return after Taxes on Distributions		%*		%		%(3)
Return after Taxes on Distributions and Sale of Fund Shares		%		%		%(3)
Index (reflects no deductions for fees, expenses or taxes)(2)		%		%		%
New Asia Fund
Common shares		%		%		%

13

*	Return after Taxes on Distributions is higher than other return figures for Class S shares for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

(1)	Total returns for Emerging Markets Fund from 2000, 2003, 2004 and 2005 would have been lower if operating expenses hadn’t been reduced.

(2)	Index: The MSCI Emerging Market Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets.

(3)	Since May 8, 1996. Index comparison begins May 31, 1996.
      The “total return” of a fund is the change in the value of an investment that fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of such fund over a given period.
      Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the Scudder website at www.scudder.com.
C. Other Comparisons Between the Funds
      Advisor and Portfolio Managers. DeIM is the investment advisor for each Fund. Under the supervision of the Board of Directors of each Fund, DeIM, with headquarters at 345 Park Avenue, 27th Floor, New York, New York, 10154 makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management (“DeAM”) is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
      A group of investment professionals, led by Oliver S. Kratz, Tara C. Kenney and Terrence S. Gray, is responsible for the day-to-day management of the Emerging Markets Fund. A group of investment professionals, led by Terrence S. Gray, is responsible for the day-to-day management of the New Asia Fund. These investment professionals have a broad range of experience in managing emerging market funds.
      Distribution and Service Fees. Neither the New Asia Fund nor the Emerging Markets Fund has entered into a distribution or services fee agreement for their respective common shares and Class S shares.
      Directors and Officers. The Directors of Scudder International Fund, Inc. (“Scudder International”) (of which Emerging Markets Fund is a series) are different from those of the New Asia Fund. As more fully described in the statement of additional information for Emerging Markets Fund, which is available upon request, the following individuals comprise the Board of Directors of Emerging Markets Fund: Dawn Marie Driscoll, Henry P. Becton, Jr., Keith R. Fox, Jean Gleason Stromberg and Carl W. Vogt. The following individuals comprise the Board of Directors of New Asia Fund: Robert J. Callander, Kenneth C. Froewiss, William H. Luers, Ronaldo A. da Frota Nogueira, Susan Kaufman, Kesup Yun and Vincent J. Esposito. In addition, the officers of Emerging Markets Fund are different from those of New Asia Fund.
      Independent Registered Public Accounting Firms (“Auditors”). PricewaterhouseCoopers LLP serves as Auditor for both the Emerging Markets Fund and for the New Asia Fund.
      Charter Documents. New Asia Fund is organized as a Maryland corporation governed by Maryland law. Emerging Markets Fund is a series of Scudder International, a Maryland corporation governed by Maryland law. New Asia Fund is governed by Articles of Amendment and Restatement effective May 5, 1987, as amended from time to time. Emerging Markets Fund is governed by Articles of Amendment and Restatement effective February 21, 1991, as amended from time to time. Each charter document is sometimes

14

referred to herein as Articles of Incorporation. Additional information about the Articles of Incorporation is provided below.
      Stockholders of New Asia Fund and Emerging Markets Fund have a number of rights in common. Stock of each Fund entitle their holders to one vote per share. Fractional stock of Emerging Markets Fund entitles its holders to a proportional vote. The New Asia Fund’s Articles of Incorporation and By-laws are silent regarding the proportional voting rights of fractional stock. With respect to Emerging Markets Fund, a separate vote will be taken by the Emerging Markets Fund (as opposed to a vote taken by Scudder International) or by a class thereof on matters affecting Emerging Markets Fund or the particular class thereof when so required by Maryland General Corporation Law or the Investment Company Act of 1940 (“1940 Act”). If a matter affecting Scudder International does not affect Emerging Markets Fund or another series of its stock, then Emerging Markets Fund or that series shall not be entitled to vote on the matter. For example, a change in a fundamental investment policy for Emerging Markets Fund would be voted upon only by stockholders of Emerging Markets Fund, and adoption of a distribution plan of Emerging Markets Fund relating to a particular class of Emerging Markets Fund and requiring stockholder approval would be voted upon only by stockholders of that class.
      Stockholder meetings of Scudder International must be called when required by the 1940 Act to elect Directors. Stockholder meetings of New Asia Fund are required to be held annually in the month of October at a location determined by the Board of Directors. Stockholder meetings of either Scudder International or New Asia Fund also may be called by the Board of Directors, the Chairman or the President and must be called upon written request of a majority of the Directors. The Secretary of Scudder International and New Asia Fund also are required to call a stockholder meeting at the written request of the holders of at least 50% of the outstanding stock entitled to vote at such meeting, provided that (i) such request states the purpose of the meeting and the matters proposed to be acted upon and (ii) the stockholders requesting the meeting have paid the reasonably estimated cost of preparing and mailing the notice of such meeting, which cost the Secretary shall determine and specify to such stockholders.
      Neither Fund’s stock has preemptive rights. Unlike Emerging Markets Fund shareholders, New Asia Fund shareholders do not have a right to redeem their common shares. Emerging Markets Fund has the right to redeem, at the then current net asset value, the stock of any stockholder, to the extent it has funds or other property legally available therefor and subject to such reasonable conditions as the Directors of Scudder International may determine. New Asia Fund has no similar right to redeem stock, but its shares are listed on the New York Stock Exchange (“NYSE”) and its shares may be purchased or sold on that exchange.
      Stock of Emerging Markets Fund is entitled to dividends as declared by its Directors, and if Emerging Markets Fund were liquidated, each class of its stock is entitled to receive the net assets of Emerging Markets Fund attributable to said class. New Asia Fund intends to distribute to its stockholders, at least annually, all of its net investment income and any net capital gains
      Pursuant to Maryland law, stockholders are generally not personally liable for the debts of their respective Fund (or, in the case of Emerging Markets Fund, any other series of Scudder International). To the fullest extent permitted by Maryland General Corporation Law and the 1940 Act, Directors of Scudder International (of which Emerging Markets Fund is a series) or of New Asia Fund will not be liable to their respective Fund or their stockholders for money damages. Scudder International and New Asia Fund will indemnify and advance related expenses to their Directors to the full extent permitted by law, but in no event will a Director be protected against any liability arising from the Director’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Director’s duties.
      All consideration received by Emerging Markets Fund for the issue or sale of stock of Emerging Markets Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of Scudder International, subject only to the rights of creditors of Emerging Markets Fund, and belong irrevocably to Emerging Markets Fund for all purposes. The assets and liabilities and the income and expenses attributable to each class of Emerging Markets Fund’s stock shall be determined separately from those of each other class of Emerging Markets Fund’s stock.

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      In general, Maryland law provides that liquidations, consolidations, transfers of assets for closed-end funds and mergers require the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter; provided, however, that the corporation’s articles of incorporation may reduce the votes required, though the required vote may not be less than a majority of the votes entitled to be cast on the matter. The Articles of Incorporation of Scudder International (of which Emerging Markets Fund is a series) include a provision that reduces the voting requirement to a majority of the votes entitled to be cast on the matter. The Articles of Incorporation of New Asia Fund include no such provision. If Proposal I is approved by shareholders of New Asia Fund, a merger, consolidation or transfer of assets will only require a majority of the votes entitled to be cast on the matter.
      The Articles of Incorporation governing Scudder International (of which Emerging Markets Fund is a series) may be amended by the affirmative vote of a majority of the votes entitled to be cast on the matter. The Articles of Incorporation governing New Asia Fund also may be amended by the affirmative vote of a majority of the votes entitled to be cast on the matter, except for certain provisions in the Articles of Incorporation that could have the effect of limiting the ability of other entities or persons to acquire control of the New Asia Fund, which require the approval of 75% of the outstanding shares.
      Certain provisions of the New Asia Fund’s Articles of Incorporation and By-laws could have the effect of limiting the ability of other entities or persons to acquire control of the New Asia Fund. The New Asia Fund’s Board is divided into three classes, each having a term of three years. Each year the term of one class of Directors expires. This provision could delay for up to two years the replacement of a majority of the Board. In addition, the affirmative vote or consent of the holders of 75% of the shares of the New Asia Fund is required to authorize certain transactions, including under certain circumstances a merger or consolidation of the New Asia Fund with or into any other corporation unless the transaction is approved by 75% of the continuing Directors of the Board. These provisions would make it more difficult to change the management of the New Asia Fund and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the New Asia Fund in a tender offer or similar transaction
      Except as required by the 1940 Act or as described above, the Directors of Scudder International (of which Emerging Markets Fund is a series) need not call meetings of the stockholders for the election or re-election of Directors. Subject to the limits of the 1940 Act, vacancies may be filled by a majority of the standing Directors. The Articles of Incorporation of Scudder International provide that, subject to the limits of the 1940 Act and Maryland corporation law, any Director of Scudder International may be removed with or without cause by (a) a majority of the Board of Directors; (b) a committee of the Board appointed for such purpose; or (c) vote of a majority of the outstanding stock of the Corporation. Directors of New Asia Fund are elected at the annual stockholder meeting. Vacancies in the Board of Directors of New Asia Fund are filled in accordance with Maryland law by a majority of the remaining Directors (even if such number does not constitute a quorum), provided that immediately after filling such vacancy, at least two-thirds of the Directors have been elected to office by stockholders. The New Asia Fund has elected, pursuant to Maryland corporation law, for Directors to fill a vacancy for the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies. At any duly called stockholder meeting at which a quorum is present, any Director of New Asia Fund may be removed from office with or without cause at any time by a vote of 75% of the votes entitled to be cast for the election of Directors.
      Quorum for a stockholder meeting of Scudder International (of which Emerging Markets Fund is a series) is the presence in person or by proxy of one-third of the stock outstanding or, when a matter requires a separate vote by series or class, then one-third of the stock outstanding and entitled to vote of that series or class shall constitute a quorum as to the matter being voted upon by that series or class. In the case of New Asia Fund, the presence at any stockholder meeting in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at such meeting is sufficient to constitute a quorum.
      The foregoing is a very general summary of certain provisions of the Articles of Incorporation governing New Asia Fund and Emerging Markets Fund. It is qualified in its entirety by reference to the charter documents themselves.

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D.     Regulatory and Litigation Matters Involving Emerging Markets Fund and
Other Scudder Open-End Funds
      Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations an naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/ Directors (including certain of the nominees named in these proxy materials), officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.
E.     Information About the Proposed Merger
      General. The shareholders of New Asia Fund are being asked to approve a merger between New Asia Fund and Emerging Markets Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/ Proxy Statement as Exhibit B.
      The merger is structured as a transfer of all of the assets of New Asia Fund to Emerging Markets Fund in exchange for the assumption by Emerging Markets Fund of all of the liabilities of New Asia Fund and for the issuance and delivery to New Asia Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Emerging Markets Fund.
      After receipt of the Merger Shares, New Asia Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of New Asia Fund, and the legal existence of New Asia Fund will be terminated. Each shareholder of New Asia Fund will receive a number of full and fractional Merger Shares equal in value at the Valuation Time (as defined on page [     ]) to the aggregate value of the shareholder’s New Asia Fund shares.
      Prior to the date of the merger, New Asia Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Emerging Markets Fund and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the New Asia Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that as of the closing date, New Asia Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Emerging Markets Fund.
      The Directors of New Asia Fund have voted to approve the Agreement and the proposed merger and to recommend that shareholders of New Asia Fund also approve the merger. Proposal II and the actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter at the meeting, unless the amendment to New Asia Fund’s Articles of Amendment and Restatement is approved, in which case the affirmative vote of a majority of all the votes entitled to be cast on the matter may approve the merger.

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      In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Directors of Emerging Markets Fund and of New Asia Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.
      Background and Directors’ Considerations Relating to the Proposed Merger. DeIM first discussed the proposed merger with the Directors of New Asia Fund at a meeting held on April 4, 2005.
      In March 2005, the Fund’s Board of Directors reviewed and discussed with DeIM the possibility of a merger of the Fund with Emerging Markets Fund advised by the DeIM. After reviewing, among other things, the Fund’s stockholder profile, investment goals and policies, short-term and long-term investment performance, expense levels, portfolio composition and size, the Board determined to submit a proposal for such a combination to stockholders. On July 6, 2005, the Fund announced that the Board had recommended a merger into the Emerging Markets Fund and would submit a corresponding proposal to shareholders. On October 11, October 31 and November 22, the Fund convened and adjourned its annual meeting to allow shareholders the more time to vote on the proposal.
      At New Asia Fund’s annual meeting held on December 2, 2005 the proposed merger was not approved. Proxies representing [62.91]% of the New Asia Fund’s outstanding shares (representing [85.87]% of the shares represented at the meeting) were submitted in favor of the merger, with only [8.67]% of the New Asia Fund’s outstanding shares voting against the merger. DeIM informed the Board that it believed that the high percentage of votes submitted in favor of the merger at the annual meeting, combined with the low percentage of outstanding shares that opposed it, demonstrated strong shareholder support for the merger.
      In addition to the reasons above, the Board of Directors also noted that the composition of shareholders of the New Asia Fund has changed significantly since the record date for the annual meeting was set as of August 4, 2005.
      The Directors of New Asia Fund conducted a thorough review of the potential implications of the merger to New Asia Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Directors met on several occasions to review and discuss the merger, both among themselves and with representatives of DeIM. In the course of their review, the Directors requested and received substantial additional information.
      On December 13, 2005, the Directors of New Asia Fund, including all Directors who are not “interested persons” of the New Asia Fund ( as defined by the 1940 Act) (the “Independent Directors”), reapproved the terms of the merger. The Directors have also agreed to recommend that the merger be approved by New Asia Fund’s shareholders.
      In determining to recommend that the shareholders of New Asia Fund approve the merger, the Directors considered, among others, the factors described below:

•	Due to the growing liquidity in many of the Asian securities markets and the significant evolution of those markets since the Fund’s inception, the Fund’s investment adviser believes that the closed-end structure is no longer required in order to take advantage of investment opportunities in those markets. Further, as a result of the significant economic development of many Asian countries since the inception of the Fund, the investment adviser believes that a broader investment strategy that permits the Fund to pursue investment opportunities in emerging markets outside the Asian region, as well as within it, would better serve the interests of investors.

•	The New Asia Fund has historically traded at a discount from net asset value (including [ ]% as of the date the merger was announced and [ ]% as of December 2, 2005). The New Asia Fund shareholders would receive Emerging Markets Fund shares with an equal aggregate net asset value as their New Asia Fund shares as of the Valuation Time pursuant to the merger, and Emerging Markets Fund (as an open-end fund) permits shareholders to redeem their shares at net asset value (less any applicable redemption fee);

18

•	The fees and expense ratios of the Funds, including comparisons between the expense ratios of New Asia Fund and the estimated operating expense ratios of the combined fund, and between the estimated operating expense ratios of the combined fund and other investment companies with similar investment objectives, and in particular noted that the estimated operating expense ratio of Class S shares of the combined fund is lower than that of the common shares of New Asia Fund currently;

•	That DeIM agreed to cap the combined fund’s operating expense ratios for approximately a three-year period at levels below New Asia Fund’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	The compatibility of New Asia Fund’s and Emerging Markets Fund’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of New Asia Fund to invest in a larger fund with an expanded investment universe;

•	Prospects for the combined fund to attract additional assets and possibly enjoy any related economies of scale;

•	The tax consequences of the merger on New Asia Fund and its shareholders as well as historical and pro forma attributes of the New Asia Fund. The Directors considered the potentially negative impact of the merger on the shareholders and determined that any such impact was likely to be outweighed by the benefits of the merger to the shareholders, including those summarized above.

•	That DeIM has agreed to indemnify Emerging Markets Fund against certain liabilities Emerging Markets Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Emerging Markets Fund (see Section IV) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote;

•	That regarding the previous proposal to shareholders, a high percentage of votes submitted in favor of the merger at the annual meeting combined with the low percentage of outstanding shares that opposed it, demonstrating strong shareholder support for the merger; and

•	That the New Asia Fund would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the New Asia Fund’s portfolio.
      Based on all of the foregoing, the Directors concluded that New Asia Fund’s participation in the merger would be in the best interests of New Asia Fund and would not dilute the interests of New Asia Fund’s existing shareholders. The Directors of New Asia Fund, including the Independent Directors, recommend that shareholders of the Fund approve the merger.
      Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit B. The Agreement provides that Emerging Markets Fund will acquire all of the assets of New Asia Fund solely in exchange for the assumption by Emerging Markets Fund of all liabilities of New Asia Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on April [     ], 2006, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.
      New Asia Fund will transfer all of its assets to Emerging Markets Fund, and in exchange, Emerging Markets Fund will assume all liabilities of New Asia Fund and deliver to New Asia Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of New Asia Fund attributable to common shares of the New Asia Fund, less the value of the liabilities of New Asia Fund assumed by Emerging Markets Fund attributable to common shares of New Asia Fund. Immediately following the transfer of assets on the Exchange Date, New Asia Fund will distribute pro rata to its

19

shareholders of record as of the Valuation Time the full and fractional Merger Shares received by New Asia Fund, with Merger Shares being distributed to holders of the common shares of New Asia Fund. As a result of the proposed merger, each shareholder of New Asia Fund will receive a number of Merger Shares equal in aggregate value as of the Valuation Time to the value of the New Asia Fund common shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Emerging Markets Fund in the name of such New Asia Fund shareholders, each account representing the respective number of full and fractional Merger Shares due to the respective shareholder. New certificates for Merger Shares will not be issued.
      The Directors of New Asia Fund and the Directors of Emerging Markets Fund have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.
      The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Emerging Markets Fund and New Asia Fund, (ii) by either party if the merger shall not be consummated by May [     ], 2006 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.
      If shareholders of New Asia Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of New Asia Fund are added to the portfolio of Emerging Markets Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Emerging Markets Fund.
      Certain fees and expenses, including legal expenses, proxy printing and proxy solicitation expenses, portfolio transfer taxes (if any), the trading costs described above and certain other expenses incurred in connection with the consummation of the merger and related transaction contemplated by the Agreement, will be borne by the New Asia Fund. The fees and expenses to be borne by the New Asia Fund are estimated to be $[               ]. Certain other costs associated with the merger and attributable to the Emerging Markets Fund will be borne by DeIM.
      Description of the Merger Shares. Merger Shares will be issued to New Asia Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class S shares issued by Emerging Markets Fund.
      The common shares of the New Asia Fund are currently listed and traded on the NYSE under the symbol SAF. If the merger is approved, the New Asia Fund will no longer be listed on the NYSE. Reports, proxy materials and other information concerning the New Asia Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.
      For more information on the characteristics of the Merger Shares, please see the Emerging Markets Fund prospectus, a copy of which is included with this Prospectus/ Proxy Statement.
      Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i) the acquisition by Emerging Markets Fund of all of the assets of New Asia Fund solely in exchange for Merger Shares and the assumption by Emerging Markets Fund of all of the liabilities of New Asia Fund, followed by the distribution by New Asia Fund to its shareholders of Merger Shares in complete liquidation of New Asia Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and New Asia Fund and Emerging Markets Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, New Asia Fund will not recognize gain or loss upon the transfer of New Asia Fund’s assets to Emerging Markets Fund in exchange for Merger Shares and the

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assumption of the New Asia Fund liabilities by Emerging Markets Fund, and New Asia Fund will not recognize gain or loss upon the distribution to New Asia Fund’s shareholders of the Merger Shares in liquidation of New Asia Fund;

(iii) under Section 354 of the Code, shareholders of New Asia Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for New Asia Fund shares;

(iv) under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of New Asia Fund will be the same as the aggregate basis of New Asia Fund shares exchanged therefor;

(v) under Section 1223(1) of the Code, the holding period of the Merger Shares received by each New Asia Fund shareholder will include the holding periods of New Asia Fund shares exchanged therefor, provided that the New Asia Fund shareholder held the New Asia Fund shares at the time of the reorganization as a capital asset;

(vi) under Section 1032 of the Code, Emerging Markets Fund will not recognize gain or loss upon the receipt of assets of New Asia Fund in exchange for Merger Shares and the assumption by Emerging Markets Fund of all of the liabilities of New Asia Fund;

(vii) under Section 362(b) of the Code, the basis of the assets of New Asia Fund transferred to Emerging Markets Fund in the reorganization will be the same in the hands of Emerging Markets Fund as the basis of such assets in the hands of New Asia Fund immediately prior to the transfer;

(viii) under Section 1223(2) of the Code, the holding periods of the assets of New Asia Fund transferred to Emerging Markets Fund in the reorganization in the hands of Emerging Markets Fund will include the periods during which such assets were held by New Asia Fund; and

(ix) Emerging Markets Fund will succeed to and take into account the items of the New Asia Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

      Some of the portfolio assets of the New Asia Fund may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the New Asia Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the New Asia Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends to (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.
      Emerging Markets Fund’s ability to carry forward the pre-merger losses (if any) of the New Asia Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger if there are no losses (as is our understanding), including “As of                     , there are no such losses.”
      While shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.
      Each Fund intends to declare and distribute annually substantially all of its net investment income, including any net realized short-term or long-term capital gains, if any, in November or December of each year, and to make additional distributions as necessary. Dividends and distributions are automatically invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder’s account on the reinvestment date, unless shareholders indicate in writing that they wish to receive dividends and distributions in cash. However, if an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account. If the Agreement is approved by shareholders of the New Asia Fund, the New Asia Fund will declare a distribution to its shareholders of all undistributed net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

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      This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.
      Capitalization. The following table sets forth the unaudited capitalization of each Fund as of October 31, 2005 and of Emerging Markets Fund on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date: (1).

Emerging
Markets Fund
	Emerging				Pro Forma			Pro Forma
	Markets Fund		New Asia Fund		Adjustments			Combined

Net Assets
Class A Shares	$			$—		$—		$
Class B Shares	$			$—		$—		$
Class C Shares	$			$—		$—		$
Class AARP Shares	$			$—		$—		$
Class S Shares	$			$—			$(2)	$
Common Shares		$—	$		$			$—

Total Net assets	$		$		$			$

Shares outstanding
Class A Shares				—		—
Class B Shares				—		—
Class C Shares				—		—
Class AARP Shares				—		—
Class S Shares				—
Common Shares		—		8,759,833		(8,759,833)		—
Net Asset Value per share
Class A Shares	$			$—		—		$
Class B Shares	$			$—		—		$
Class C Shares	$			$—		—		$
Class AARP Shares	$			$—		—		$
Class S Shares	$			$—		—		$
Common Shares		$—	$			—		$—

1)	Assumes the merger had been consummated on October 31, 2005, and is for information purposes only. No assurance can be given as to how many shares of the Emerging Markets Fund will be received by the shareholders of the New Asia Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Emerging Markets Fund that actually will be received on or after such date.

2)	Reflects $[ ] of estimated reorganization costs, including legal, proxy printing and proxy solicitation expenses to be borne by New Asia Fund. Certain other costs associated with the merger and attributable to the Emerging Markets Fund will be borne by DeIM.
      Unaudited pro forma combined financial statements of the New Asia Fund as of October 31, 2005 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Emerging Markets Fund will be the surviving Fund following the merger, and because Emerging Markets Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of New Asia Fund to Emerging Markets Fund as contemplated by the Agreement.
      The Directors of New Asia Fund, including the Independent Directors, recommend approval of the merger.

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INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING
      General. This Prospectus/ Proxy Statement is furnished in connection with the proposed amendment to New Asia Fund’s Articles of Amendment and Restatement, the proposed merger of New Asia Fund with and into Emerging Markets Fund and the solicitation of proxies by and on behalf of the Directors of New Asia Fund for use at the Meeting of New Asia Fund Shareholders (the “Meeting”). The Meeting is to be held February [     ], 2006 at 9:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the combined Prospectus/ Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about January [     ], 2006.
      The Directors of New Asia Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.
      Required Vote. Proxies are being solicited from New Asia Fund’s shareholders by the New Asia Fund’s Directors for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR amending the Articles of Amendment and Restatement and FOR approval of the Agreement. Amendment to the Articles of Amendment and Restatement requires the affirmative vote of the holders of a majority of all the votes outstanding and entitled to be cast on the matter. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of two-thirds of all the votes outstanding and entitled to be cast on the matter, unless the amendment to New Asia Fund’s Articles of Amendment and Restatement is approved, in which case the affirmative vote of a majority of all votes entitled to be cast on the matter may approve the merger.
      Record Date, Quorum and Method of Tabulation. Shareholders of record of New Asia Fund at the close of business on December [     ], 2005 (the “Record Date”) will be entitled to one vote per share on all business at the Meeting and any adjournments or postponements thereof. As of the Record Date, New Asia Fund had the following shares outstanding:

Share Class	Number of Shares

Common Shares	[8,759,833]
      Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Meeting.
      The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business.
      Votes cast by proxy or in person at the Meeting will be counted by persons appointed by New Asia Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by New Asia Fund from brokers or nominees for which the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.
      With respect to the proposals, abstentions and broker non-votes will be counted as present at the Meeting for purposes of determining quorum and will have the same effect as a vote against the Plan or as a vote not to amend New Asia Fund’s Articles of Amendment and Restatement, as applicable. Accordingly, stockholders are urged to forward their voting instructions promptly.
      Share Ownership. As of December [     ], 2005, the officers and Directors of New Asia Fund and of Emerging Markets Fund, each as a group, beneficially owned less than 1% of the outstanding shares of New Asia Fund and Emerging Markets Fund, respectively.

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      According to a filing made with the SEC in [June] 2005, the following owned beneficially more than 5% of New Asia Fund’s outstanding stock:

Wachovia Corporation, One Wachovia Center, Charlotte, NC 28288-0137 reported beneficial ownership of 521,700 shares, or 5.96% of New Asia Fund’s outstanding stock.
      Except as noted above, to the best of New Asia Fund’s knowledge, as of July 31, 2005, no other person owned beneficially more than 5% of New Asia Fund’s outstanding stock.
      To the best of the knowledge of Emerging Markets Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Emerging Markets Fund as of December [     ], 2005:

Class	Shareholder Name and Address	Percentage Owned

B	Citigroup Global Markets Inc. Attn: Peter Booth 7th Floor 333 W 34th Street New York, NY 10001-2402	[12.86	]%
C	Citigroup Global Markets Inc. Attn: Peter Booth 7th Floor 333 W 34th Street New York, NY 10001-2402	[7.64	]%
C	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration #97JS4 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	[7.22	]%
      Solicitation of Proxies. In addition to soliciting proxies by mail, certain officers and representatives of Emerging Markets Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.
      All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.
      Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an cost of approximately $[          ]. As the Meeting date approaches, certain shareholders of New Asia Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of New Asia Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
      In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/ Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

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      Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/ Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at 1-866-729-6818. Any proxy given by a shareholder is revocable until voted at the Meeting.
      Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/ Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for New Asia Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by New Asia Fund.
      Revocation of Proxies. Any stockholder giving a proxy has the power to revoke it prior to the time the proxy is exercised by attending the Meeting and casting his or her votes in person or by mail, by executing a superseding proxy card or by submitting a notice of revocation to the New Asia Fund (addressed to the Secretary at the principal executive office of the New Asia Fund, 345 Park Avenue, New York, New York 10154). Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy card.
      Adjournment. In the event that the necessary quorum to transact business or the vote required to approve the proposals are not obtained at the Meeting, the holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy or, if no such holder is present, an officer present and entitled to preside at the Meeting or act as Secretary, may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date in accordance with applicable law to permit further solicitation of proxies.
      Stockholder Communications with Directors. The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of Scudder New Asia Fund, Inc., c/o Carole Coleman, Secretary to the Fund, 345 Park Avenue, New York, New York 10154. The Secretary then will promptly forward copies of all written correspondence to the Board of Directors.

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EXHIBIT A
ARTICLES OF AMENDMENT
OF
SCUDDER NEW ASIA FUND, INC.
      SCUDDER NEW ASIA FUND, INC., a Maryland corporation (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (which is hereinafter referred to as the “SDAT”) that:
      FIRST: The charter of the Corporation is hereby amended by adding to the charter the following new Article TWELFTH:

“TWELFTH: Notwithstanding any provision of the Maryland General Corporation Law requiring the authorization of any merger, consolidation or transfer of assets by a greater proportion than a majority of the total number of shares of common stock (but subject to the provisions of Article Eighth, if applicable), such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of common stock outstanding and entitled to vote on the action. For purposes of this Article Twelfth, the term “transfer of assets” has the meaning ascribed to that term in Section 1-101 of the Maryland General Corporation Law.”
      SECOND: The Board of Directors of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law, duly advised the foregoing amendments and the shareholders of the Corporation entitled to vote on the foregoing amendment, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law, duly approved the foregoing amendment.
      IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by a President and attested to by its Secretary as of this                     day of                     , 2006; and its President acknowledges that these Articles of Amendment are the act of the Corporation, and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:	SCUDDER NEW ASIA FUND, INC.

By ------------------------------------------ (SEAL)
, Secretary	, President

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EXHIBIT B
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
      THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [                    ] day of [                    ], 2006, by and among Scudder Emerging Markets Fund (the “Acquiring Fund”), a series of Scudder International Fund Inc., a Maryland corporation (the “Acquiring Company”) and Scudder New Asia Fund, Inc. (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a Maryland corporation. The principal place of business of the Acquiring Company and Acquired Fund is 345 Park Avenue, 27th Floor, New York, New York, 10154.
      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class S voting shares (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation and Dissolution of the Acquired Fund
      1.1     Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the common shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).
      1.2     The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).
      1.3     The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.
      1.4     On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.
      1.5     Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate and dissolve. Such distribution, liquidation and dissolution will be accomplished with respect to the common shares of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund common shares owned by such shareholders as of the Valuation Time. All issued and outstanding common shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in common shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.
      1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.
      1.7     Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
      1.8     All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation
      2.1     The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Company’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.
      2.2     The net asset value of a Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class S shares shall be equal to the net asset value of one AARP Class share of the Acquiring Fund.
      2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to common shares of the Acquired Fund, determined in accordance with section 2.1 by the net asset value of a Acquiring Fund Share as described in with section 2.2.

      2.4     All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date
      3.1     The Closing of the transactions contemplated by this Agreement shall be April [     ], 2006, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.
      3.2     The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.
      3.3     Brown Brothers Harriman & Co. (“BBH”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to BBH, custodian for the Acquiring Fund prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.
      3.4     Scudder Investments Service Company (“SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund common shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.
      3.5     In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class S shares of the Acquiring Fund or the common shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
      3.6     The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties
      4.1     The Acquired Fund represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund as follows:

(a) The Acquired Fund is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquired Fund’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Acquired Fund is registered with the Commission as an closed-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, the NYSE and such as may be required by state securities laws;

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Maryland law or of the Acquired Fund’s Articles of Amendment and Restatement, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the year ended December 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on the Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) During the offering of the Acquired Fund’s common shares, the prospectuses and statements of additional information of the Acquired Fund conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Company for use therein.

      4.2     The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Company is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Company’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Company duly designated in accordance with the applicable provisions of the Acquiring Company’s Articles of Amendment and Restatement, as amended. The Acquiring Company and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Acquiring Company is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Company and Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The Acquiring Company is not, and the execution, delivery and performance of this Agreement by the Acquiring Company will not result (i) in violation of Maryland law or of the Acquiring Company’s Articles of Amendment and Restatement, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2005, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the Statements of Assets and Liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since October 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Company (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The current prospectuses and statements of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund
      5.1     The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.
      5.2     Upon reasonable notice, the Acquiring Company’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.
      5.3     The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [120 days from record date].
      5.4     The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.5     The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.
      5.6     Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.
      5.7     Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Company will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.
      5.8     The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.
      5.9     The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.
      5.10     The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.
      5.11     As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.
      5.12     The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
      5.13     The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Company, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Company, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.
      5.14     At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.
      5.15     The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund
      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Company’s President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3 The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Company has been formed and is legally existing as a Maryland corporation;

(b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Company’s Articles of Amendment and Restatement, as amended, or By-laws; and

(e) to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Company is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.
      The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Company and the Acquired Fund.

6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5 The Acquiring Fund shall have adopted a new investment management fee schedule of 1.100% of average daily net assets for the first $250 million in assets, 1.075% of average daily net assets for the next $500 million in assets, and 1.050% of average daily net assets exceeding $750 million, and entered into an expense cap agreement with DeIM limiting the expenses of the Class S shares of the Acquiring Fund to 1.55% for the period commencing [ ], 2006 and ending [ ], 2010, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund
      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Company, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Debevoise & Plimpton LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquired Fund has been formed and is legally existing as a Maryland corporation;

(b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund’s Articles of Amendment and Restatement, as amended, or By-laws; and

(e) to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund, under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.
      The delivery of such opinion is conditioned upon receipt by Debevoise & Plimpton LLP of customary representations it shall reasonably request of each of the Acquiring Company and the Acquired Fund.

7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund
      If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s Articles of Amendment and Restatement, as amended, and By-Laws, applicable Maryland law, the rules of the NYSE and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities and the NYSE deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the

Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund; and (ix) Emerging Markets Fund will succeed to and take into account the items of New Asia Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Company and Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification
      9.1     The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.
      9.2     The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Company’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Company or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses
      10.1     Each of the Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.
      10.2     The Acquired Fund will bear certain expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement
      The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination
      This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [               ], 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments
      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices
      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, 27th Floor, New York, New York 10154, with a copy to Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022, Attention: William D. Regner, or to the Acquiring Company or Acquiring Fund, 345 Park Avenue, 27th Floor, New York, New York 10154, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability
      15.1     The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
      15.2     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
      15.3     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
      15.4     Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquiring Company or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.
      15.5     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.
      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER INTERNATIONAL FUND, INC., on behalf of Scudder Emerging Markets Fund

Secretary	By:
Its:

Attest:	SCUDDER NEW ASIA FUND, INC.

Secretary	By:
Its:

Exhibit C
FURTHER DISCLOSURE REGARDING THE NEW ASIA FUND
      Investment Limitations. As a matter of fundamental policy, the New Asia Fund may not:

1. Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts;

2. Make short sales of securities or maintain a short position;

3. Issue senior securities, borrow money or pledge its assets, except that the New Asia Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may also pledge its assets to secure such borrowings. Notwithstanding the foregoing 5% limitation, the New Asia Fund also may borrow an amount approximately equal to the New Asia Fund’s organizational expenses and underwriting discount and offering expenses with respect to its public offerings;

4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the New Asia Fund’s total assets (i) more than 5% of the New Asia Fund’s total assets would then be invested in securities of any single issuer or (ii) the New Asia Fund would then own more than 10% of the voting securities of any single issuer;

5. Invest 25% or more of the total value of its assets in a particular industry; provided, however, that the foregoing restriction shall not be deemed to prohibit the New Asia Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the New Asia Fund by the issuer, except that no such purchase may be made if as a result the New Asia Fund will no longer be a diversified investment company as defined in the 1940 Act or fail to meet the diversification requirements of the Internal Revenue Code;

6. Invest in securities which are not publicly traded if more than 15% of its total assets (taken at current value) would be invested in such securities;

7. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities.

8. Make loans, except (i) through repurchase agreements (subject to the next succeeding restriction) to the extent permitted under applicable law and (ii) loans of portfolio securities, limited to 25% of the New Asia Fund’s total assets;

9. Invest more than 15% of the New Asia Fund’s total assets in the aggregate in (i) repurchase agreements with a maturity of longer than seven days and (ii) securities which are not readily marketable because of legal or contractual restrictions or which are otherwise not readily marketable; and

10. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
      The New Asia Fund has adopted the following nonfundamental policies:

1. The New Asia Fund may for hedging purposes purchase and sell put and call options on futures contracts on stock indices, including but not limited to those traded on the Singapore International Monetary Exchange, subject in each case to applicable regulatory requirements.

2. The New Asia Fund may not buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the New Asia Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the New Asia Fund’s net assets.

      Investment Manager. Deutsche Investment Management Americas Inc. (“DeIM”), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
      Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.
      Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
      DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
      Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., Scudder Global Commodities Stock Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.
      Deutsche Asset Management (Asia) Limited (“DeAM Asia”), located at 20 Raffles Place, #27-01 Ocean Towers, Singapore, Singapore 048620, serves as subadvisor to the fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund’s portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management.
      Terrence S. Gray is the New Asia Fund’s portfolio manager and has responsibility for the day-to-day operations of the Fund. Mr. Gray has worked for DeIM and its predecessors since 1993, covering global emerging markets and Pacific Basin markets in various capacities. Mr. Gray previously was head of the Pacific Basin PST and served as an Asian country and sector analyst before joining the Emerging Markets team. Mr. Gray is also a portfolio manager for Alpha Emerging Markets Equity, the lead portfolio manager for Scudder Global Discovery Fund and The Korea Fund. Mr. Gray has a bachelor of science from Boston College.
      Management Agreement. Under the Management Agreement with DeIM, DeIM directs the investments of the New Asia Fund in accordance with its investment objectives, policies and restrictions. DeIM determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, DeIM provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly is equal to an annualized rate of 1.25% of the first $75,000,000 of the Fund’s average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.21% of the Fund’s average weekly net assets. Deutsche Asset Management (Asia) Limited (“DeAM Asia”), also a wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor with respect to the investment and reinvestment of assets in the New Asia Fund.
      The New Asia Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of DeIM, which performed certain insurance brokerage services for the broker. DeIM has agreed to reimburse the New Asia Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of DeIM attributable to the premiums paid by the New Asia Fund. The amounts for 2002 and 2003 were $31 and $37, respectively.
      Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of DeIM, is the transfer, dividend-paying and shareholder service agent for the New Asia Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2004, the amount charged to the New Asia Fund by SISC aggregated $16,200, of which $4,050 is unpaid.
      Scudder Service Corporation (“SSC”), a subsidiary of DeIM, is the shareholder service communications agent of the New Asia Fund. For the year ended December 31, 2004, the amount charged to the New Asia Fund by SSC aggregated $15,000, of which $3,750 is unpaid.
      Scudder Fund Accounting Corporation (“SFAC”), also a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the New Asia Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended December 31, 2004, the amount charged to the New Asia Fund by SFAC aggregated $117,433, of which $56,024 is unpaid.
      Expense Reductions. For the year ended December 31, 2004, DeIM agreed to reimburse the New Asia Fund $1,296, which represents a portion of the fee savings expected to be realized by DeIM related to the outsourcing by DeIM of certain administrative services to an unaffiliated service provider.
      Dividend Reinvestment and Cash Purchase Plan. The New Asia Fund operates a dividend reinvestment and cash purchase plan (the “Dividend Reinvestment and Cash Purchase Plan”) pursuant to which the New Asia Fund dividends and distributions are reinvested in shares of the New Asia Fund. The Dividend Reinvestment and Cash Purchase Plan also provides for cash investments in the New Asia Fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company (“SISC”), the Dividend Reinvestment and Cash Purchase Plan Agent (the “Plan Agent”). Each shareholder of record of the New Asia Fund is automatically a participant in the Dividend Reinvestment and Cash Purchase Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions. Shareholders who do not participate in the Dividend Reinvestment and Cash Purchase Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by SISC, as dividend paying agent.

      Per Share Price Data. For the New Asia Fund, the following table sets forth, on a quarterly basis, the high and low net asset values of the shares, the high and low sales prices of the shares, and the discount to net asset value that these figures represent for the periods indicated.

									Premium
									(Discount) as % of
	Market Price				Net Asset Value				Net Asset Value

Period (Calendar Year)	High		Low		High		Low		High	Low

2004
First Quarter		$15.27		$13.75		$16.58		$15.65	(7.90)%	(12.14)%
Second Quarter		$15.25		$10.95		$17.24		$13.02	(11.54)%	(15.90)%
Third Quarter		$13.49		$11.63		$15.33		$13.88	(12.00)%	(16.21)%
Fourth Quarter		$14.98		$13.07		$17.08		$15.00	(12.30)%	(12.87)%
2005
First Quarter		$16.30		$14.35		$18.25		$16.69	(10.68)%	(14.02)%
Second Quarter		$16.02		$14.40		$17.99		$16.84	(10.95)%	(14.49)%
Third Quarter	$		$		$		$		%	%
Fourth Quarter	$		$		$		$		%	%
      As of [recent date], the New Asia Fund’s net asset value was $          per share, and the closing price of its shares on the NYSE was $          per share (reflecting a           % discount). Recently the New Asia Fund’s market discount has narrowed. Management believes that this is attributable to market activity following the announcement of the merger. Should the merger not occur, the discount at which the New Asia Fund’s shares have tended to trade is likely to return to more typical levels. The discount level at the time of the merger cannot be predicted.
      The New Asia Fund’s common shares have historically traded at an amount less than its net asset value.
      Custodian. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the New Asia Fund’s custodian (the “Custodian”). The Custodian, under its contract with the New Asia Fund, is authorized to establish separate accounts in foreign currencies and to cause securities of the New Asia Fund to be held in separate accounts with subcustodians outside of the United States approved by the directors of the Fund in accordance with regulations of the Commission. The books and records of the New Asia Fund are maintained in dollars.
      Dividend Reinvestment Plan Agent. UMB Bank, N.A., 1010 Grand Avenue, Kansas City, MO 64141 serves as the New Asia Fund’s dividend reinvestment plan agent.
      Portfolio Transactions and Brokerage. To the maximum extent feasible DeIM places orders for portfolio transactions through Scudder Investor Services, Inc. ( a corporation registered as a broker-dealer and an affiliate of DeIM), which in turn places orders on behalf of the New Asia Fund with issuers, underwriters or other brokers and dealers. Scudder Investor Services, Inc. receives no commissions, fees or other remuneration from the New Asia Fund for this service. Allocation of portfolio transactions is supervised by DeIM.
      The primary objective of DeIM in placing orders for the purchase and sale of securities for the New Asia Fund’s portfolio is to obtain the most favorable net results taking into account such factors a price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer. DeIM seeks to evaluate the overall reasonableness of brokerage commission paid (to the extent applicable) through the familiarity of Scudder Investor Services, Inc. with commissions charged on comparable transactions, as well as by comparing commissions paid by a fund to reported commissions paid by others. DeIM reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.
      When it can be done consistently with the policy of obtaining the most favorable net results, it is DeIM’s practice to place such orders with brokers and dealers who supply market quotations to the Custodian for appraisal purposes, or who supply research, market and statistical information to DeIM. The term “research, market and statistical information” includes advice a to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. DeIM is not authorized when placing portfolio transactions for the New Asia Fund, to pay brokerage commissions or transaction costs in excess of that which another broker might have charged for executing the same transaction on account of the receipt of research, market or statistical information although it may do so in seeking to obtain the most favorable net results with respect to a particular transaction. DeIM does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold shares of the New Asia Fund. Except for implementing the policy stated above, there is no intention to place portfolio transactions with any particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.
      DeIM maintains a large research department, which conducts continuous studies of the factors that affect the positions of various industries, companies and individual securities. DeIM receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for DeIM’s clients. Although certain research, market and statistical information from brokers and dealers is useful to the New Asia Fund and to DeIM, it is the opinion of DeIM that such information is only supplementary to its own research effort, since the information must still be analyzed, weighed and reviewed by DeIM’s staff. Such information may be useful to DeIM in providing services to clients other than the New Asia Fund, and not all such information is used by DeIM in connection with the New Asia Fund. Conversely, such information provided to DeIM by brokers and dealers through whom other clients of DeIM effect securities transactions may be useful to DeIM in providing services to the New Asia Fund. DeIM’s international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the New Asia Fund may invest, the conclusions and investment decisions of DeIM with respect to the New Asia Fund are based primarily on the analyses of its own research department.

TABLE OF CONTENTS

	PROPOSAL I: AMEND ARTICLES OF AMENDMENT AND RESTATEMENT	1
	PROPOSAL II: APPROVAL OF MERGER	2
I.	Synopsis	3
II.	Investment Strategies and Risk Factors	9
III.	Other Comparisons Between the Funds	13
IV.	Regulatory and Litigation Matters Involving Emerging Markets Fund and Other Scudder Open-End Funds	16
V.	Information about the Proposed Merger	17
Exhibit A.	Amendment to Articles of Amendment and Restatement	A-1
Exhibit B.	Form of Agreement and Plan of Reorganization	B-1
Exhibit C.	Further Disclosure Regarding the New Asia Fund	C-1
Scudder Investments
222 South Riverside Plaza
Chicago, Illinois 60606
(312) 537-7000
For more information please call your Fund’s proxy solicitor,
Georgeson Shareholder, at (866) 729-6818.

YOUR VOTE IS IMPORTANT!
UNLESS VOTING BY TELEPHONE OR INTERNET,
PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE, by FACSIMILE or the INTERNET.
It saves Money! Telephone, facsimile and Internet voting saves postage costs. Savings which can help minimize expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192, fax toll-free 1-888-796-9932 or go to website:
vote.proxy-direct.com
3. Follow the recorded or on-screen directions.
4. Do not mail your Proxy Card when you vote by phone, facsimile or Internet.

Please detach at perforation before mailing.

PO Box 18011
Hauppauge, NY 11788-8811
SCUDDER NEW ASIA FUND, INC.
PROXY FOR THE MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
9:00 a.m., Eastern time, on [                 ], 2006
PROXY CARD

The undersigned hereby appoints Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Meeting, and at any and all adjournments or postponements thereof (the “Meeting”), on the matters set forth in the Notice of Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may properly be brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.
All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposals. All ABSTAIN votes will be counted in determining the existence of a quorum at the Meeting. Receipt of the Notice of Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE FACSIMILE: 1-XXX-XXX-XXXX
VOTE VIA THE TELEPHONE: 1-XXX-XXX-XXXX

999 9999 9999 999
Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	[ ]

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!
UNLESS VOTING BY TELEPHONE OR INTERNET,
PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.
Please detach at perforation before mailing.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF YOUR FUND. THE FOLLOWING MATTERS ARE PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.
TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■
VOTE ON PROPOSAL 1:

		FOR	AGAINST	ABSTAIN
1.	Approve an amendment to Scudder New Asia Fund Inc.’s Articles of Amendment and Restatement to reduce from two-thirds to a majority the required vote of the holders of Scudder New Asia Fund Inc.’s common shares necessary to authorize mergers, consolidations or sale of all or substantially all the assets of Scudder New Asia Fund, Inc.	☐	☐	☐
VOTE ON PROPOSAL 2:

		FOR	AGAINST	ABSTAIN
2.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder New Asia Fund, Inc. to Scudder Emerging Markets Fund, in exchange for shares of Scudder Emerging Markets Fund and the assumption by Scudder Emerging Markets Fund of all of the liabilities of Scudder New Asia Fund, Inc. and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Scudder New Asia Fund, Inc. in complete liquidation and dissolution of Scudder New Asia Fund, Inc.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.
[_______________]

STATEMENT OF ADDITIONAL INFORMATION
SCUDDER INTERNATIONAL FUND, INC.
SCUDDER EMERGING MARKETS FUND
     This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated [            ] (the “Prospectus/Proxy Statement”) for the Meeting of Shareholders of Scudder New Asia Fund, Inc. (“New Asia Fund”) to be held on [            ]. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.
     Further information about Scudder Emerging Markets Fund (“Emerging Markets Fund”) is contained in the statement of additional information, dated February 25, 2005, as supplemented from time to time, for Class S shares of Emerging Markets Fund, a copy of which is attached to this Merger SAI as Appendix A. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Emerging Markets Fund contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2005 are incorporated herein by reference.
     The audited financial statements and related Independent Registered Public Accounting Firm’s report for New Asia Fund contained in the Annual Report to Shareholders for the year ended December 31, 2004 and the unaudited financial statements for New Asia Fund contained in the Semiannual Report to Shareholders for the six-month period ended June 30, 2005 are incorporated herein by reference.
     The unaudited pro forma financial statements, attached hereto as Appendix B, are intended to present the financial condition and related results of operations of New Asia Fund and Emerging Markets Fund as if the merger had been consummated on October 31, 2005, except as otherwise indicated.
     The date of this Merger SAI is [            ], 2006.
TABLE OF CONTENTS

APPENDIX A	A-1
APPENDIX B	B-1

APPENDIX A
SCUDDER INTERNATIONAL FUND, INC.
Scudder Emerging Markets Fund
(formerly, Scudder Emerging Markets Growth Fund)
GLOBAL/INTERNATIONAL FUND, INC.
Scudder Global Discovery Fund
Class S and Class AARP
STATEMENT OF ADDITIONAL INFORMATION
February 25, 2005
This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Scudder Global Discovery Fund (the “Fund”), a series of Global/International Fund, Inc. (the “Corporation”) and Scudder Emerging Markets Fund (the “Fund” and, together with Scudder Global Discovery Fund, the “Funds”) a series of Scudder International Fund, Inc. (the “Corporation” and, together with Global/International Fund, Inc., the “Corporations”) dated February 25, 2005, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission’s internet web site (http://www.sec.gov).
The Annual Reports to Shareholders of each Fund, dated October 31, 2004 accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.
This Statement of Additional Information is incorporated by reference into the combined prospectuses.

 i

INVESTMENT RESTRICTIONS
Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.
Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.
The Funds have each elected to be classified as diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.
As a matter of fundamental policy, each Fund may not:
(1)	borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.
The Directors of each Corporation have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors based upon current circumstances. These nonfundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.
As a matter of non-fundamental policy, each Fund currently does not intend to:
(a)	borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(b)	Scudder Emerging Markets Fund only: enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)	lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(h)	invest more than 15% of net assets in illiquid securities.

(i)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or
12(d)(1)(G) of the Investment Company Act of 1940, as amended; and

(j)	Scudder Emerging Markets Fund only: invest more than 5% of its net assets directly in securities of local Russian issuers.
Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.
Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.
Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.
A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

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INVESTMENT POLICIES AND TECHNIQUES
General Investment Objective and Policies
Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.
It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.
Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a fund’s volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund’s borrowings will be fixed, a fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.
Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.
Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.
The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs"™).
Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund’s investment policies, a fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.
Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union (EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.
Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

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Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.
The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.
Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.
Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.
The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund’s investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.
Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund.
Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

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The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.
To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

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Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.
The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.
The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.
Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.
Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

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A fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.
A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.
A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.
Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits a fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, a fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

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Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.
For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Examples of index-based investments include:
SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.
DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.
Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.
WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

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Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund’s investment policies and restrictions as set forth in its registration statement.
Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund’s ability to manage Uninvested Cash.
A fund will invest Uninvested Cash in Central Funds only to the extent that a fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.
IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund’s portfolio as the fund’s assets increase (and thus have a more limited effect on the fund’s performance).
Lending of Portfolio Securities. The fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. The fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.
At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

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Mortgage-Backed Securities and Mortgage Pass-Through Securities. A fund may each invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.
A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.
When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund’s shares.
Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.
Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation (“FHLMC”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.
FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

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Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.
Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.
Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.
Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.
Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

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In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.
In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.
Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.
Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.
Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase Agreements. A fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s or S&P.
A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

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It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.
Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a fund’s investment restrictions applicable to that activity. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.
Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.
Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.
Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.

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Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.
In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and the fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the fund.
Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The

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use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.
General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

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OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.
If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.
A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.
A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.
General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

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A fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.
A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.
Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.
A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

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A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.
A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.
Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.
Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

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Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require that fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require that fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires that fund to segregate cash or liquid assets equal to the exercise price.
Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.
OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.
In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.
With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.
Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

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Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.
Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.
If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933 (the “1933 Act”), and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.
Warrants. A fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

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When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.
To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.
Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.
PORTFOLIO HOLDINGS INFORMATION
Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.
Each Fund’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of the Advisor, sub-advisers, custodians, independent auditors, securities lending agents and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if a Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.
Prior to any disclosure of a Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

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MANAGEMENT OF THE FUNDS
Investment Advisor
On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (“DeAM”) and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Directors of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Funds’ investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
DeIM is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.
The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Corporation’s Board of Directors.
Pursuant to an investment management agreement (the “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.
The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.
Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

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The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.
Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.
In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.
The current Agreements, each dated April 5, 2002, were last approved by the Directors of each Corporation on August 9, 2004. Each Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation’s Directors or of a majority of the outstanding voting securities of the Fund.
The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of their assignment.
Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Corporation’s Articles of Incorporation, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.
Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Funds’ transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Funds’ federal, state and local tax returns; preparing and filing each Funds’

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federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Funds’ books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds’ operating budget; processing the payment of each Funds’ bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.
The Advisor pays the compensation and expenses of all Directors, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Advisor as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund’s office space and facilities.
Scudder Emerging Markets Fund
The Fund pays the Advisor an advisory fee at the annual rate of 1.25% for the first $500 million of average daily net assets and 1.20% on the average daily net assets over $500 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the fiscal years ended October 31, 2004, 2003 and 2002, the Advisor imposed management fees amounting to $1,502,621, $671,031 and $599,107, respectively.
Scudder Global Discovery Fund
For these services, the Fund pays the Advisor an annual fee equal to 1.10% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2004, 2003 and 2002, the Advisor imposed management fees amounting to $5,374,016, $4,230,207 and $5,231,674, respectively.
Under each Agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.
Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Corporation, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.
In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.
Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

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Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.
AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.
Board Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder Global Discovery Fund and Scudder Emerging Markets Fund
Each Fund’s Directors approved the continuation of each Fund’s current investment management agreement with Deutsche Investment Management (“DeIM”), each Fund’s adviser, in August 2004. The Directors believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.
In terms of the process the Directors followed prior to approving the contract, shareholders should know that:
*	At present time, all of your Fund’s Directors — including the chairman of the board — are independent of DeIM and its affiliates.

*	The Directors meet frequently to discuss fund matters. In 2003, the Directors conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Directors dedicate part or all of several meetings to contract review matters.

*	The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.
The Directors do not believe that the investment management contract for your Fund should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since its inception, and the Directors believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.
In addition to DeIM’s research and investment capabilities, the Directors considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for the Fund continues to be strong relative to other similar funds, and the Directors are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.
Shareholders may focus only on fund performance and fees, but the Fund’s Directors consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

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In determining to approve the continuation of the Fund’s investment management agreement, the Directors considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).
The Directors requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Directors determined that continuing the Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.
Administrative Agreement
Effective March 1, 2001 for Scudder Global Discovery Fund and October 2, 2000 for Scudder Emerging Markets Fund through March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”) of 0.650% for Class S and Class AARP of the average daily net assets of the applicable class of Scudder Emerging Markets Fund and 0.375% for Class S and Class AARP of the average daily net assets of the applicable class of Scudder Global Discovery Fund.
Scudder Emerging Markets Fund. For the fiscal year ended October 31, 2001, the Administrative fee to the Fund amounted to $361,672 and $977 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2002, the Administrative fee to the Fund amounted to $295,128 and $2,680 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2003, the Administrative fee to the Fund amounted to $273,821 and $4,830 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2004, the Administrative fee to the Fund amounted to $204,052 and $8,103 for Class S and Class AARP, respectively.

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Scudder Global Discovery Fund. For the period March 1, 2001 through October 31, 2001, the Administrative fee to the Fund amounted to $1,028,223 and $815 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2002, the Administrative fee to the Fund amounted to $1,144,577 and $1,549 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2003, the Administrative fee to the Fund amounted to $910,963 and $2,800 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2004, the Administrative fee to the Fund amounted to $475,622 and $4,398 for Class S and Class AARP, respectively.
Various third-party service providers (the “Service Providers”), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.
The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.
Certain expenses of each Fund were not borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.
The Administrative Agreement was terminated on March 31, 2004. Each Fund now bears its fees and expenses directly, subject to the Advisor’s contractual obligation to waive fees and reimburse expenses to maintain the Fund’s operating expenses at a specified level, as disclosed in the Prospectus and discussed below.
Through February 28, 2006, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund’s total operating expenses at 1.75% for Class S and Class AARP shares, respectively, of Scudder Emerging Markets Fund, and 1.50% for Class S and Class AARP shares, respectively, of Scudder Global Discovery Fund. As in the case of the Administrative Agreement, these limitations exclude organization expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fee, director counsel fees and expenses and extraordinary expenses and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel).
AMA InvestmentLink(SM) Program
Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.
Codes of Ethics
The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address

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certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.
FUND SERVICE PROVIDERS
Principal Underwriter
The Corporation, on behalf of the Funds, has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporation’s underwriting agreement was last approved by the Directors on August 9, 2004 and will remain from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of each Fund.
Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.
The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.
Although Class S and Class AARP shares of each Fund do not currently have a 12b-1 Plan, and the Directors have no current intention of adopting one, each Fund will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.
The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law, although Class S shares are not available to new investors. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

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PORTFOLIO TRANSACTIONS
Brokerage
The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.
The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.
Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.
It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.
The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

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In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.
Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.
The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.
Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.
Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.
Scudder Emerging Markets Fund: For the fiscal years ended October 31, 2004, 2003 and 2002, Scudder Emerging Markets Fund paid $1,009,253 $658,798 and $97,563, respectively, in commissions.
Each Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004, the Scudder Emerging Markets Fund held the following securities of their regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned
BANGKOK BANK PCL	$1,939,000
MEGA FINANCIAL HOLDING CO., LTD.	$1,960,000
BANCO BRADESCO SA	$1,491,000
YUANTA CORE PACIFIC SECURITIES CO.	$676,000
SAMSUNG SECURITIES CO., LTD.	$1,467,000

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Scudder Global Discovery Fund: For the fiscal years ended October 31, 2004, 2003 and 2002, Scudder Global Discovery Fund paid $330,061, $745,910 and $836,707 in commissions.
Each Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004, the Scudder Global Discovery Fund held the following securities of their regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned
LEGG MASON, INC.	$17,556,000
ALPHA BANK AE	$10,057,000
ZIONS BANCORP	$9,859,000
MACQUARIE BANK LTD.	$5,616,000
BANGKOK BANK PCL	$3,443,000
MATSUI SECURITIES CO., LTD.	$2,821,000
Portfolio Turnover
Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.
Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.
Portfolio turnover rates for the fiscal years ended October 31, 2004 and 2003 for Scudder Emerging Markets Fund are 146% and 182%, respectively.
Portfolio turnover rates for the fiscal years ended October 31, 2004 and 2003 for Scudder Global Discovery Fund are 26% and 35%, respectively.
Independent Registered Public Accounting Firm and Reports to Shareholders
The financial highlights of the Funds included in each Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders of Global Discovery Fund will receive annual audited financial statements and semi-annual unaudited financial statements. Shareholders of Scudder Emerging Markets Fund will receive annual audited financial statements and semi-annual unaudited financial statements.

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Legal Counsel
Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to each Fund and their Independent Directors.
Fund Accounting Agent
Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Prior to the implementation of the Administrative Agreement, the Funds paid SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Effective December 14, 2000 and December 29, 2000 for Scudder Emerging Markets Fund and Scudder Global Discovery Fund, respectively, the Advisor pays these fees pursuant to each Fund’s Administrative Agreement. For the period prior to March 1, 2001, Scudder Global Discovery Fund incurred charges of $251,250. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting and administrative servicing functions to SSB. The costs and expenses of such delegation are borne by SFAC, not by the Funds.
Custodian, Transfer Agent and Shareholder Service Agent
Each Fund employs Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 (the “Custodian”) as Custodian. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of each Corporation pursuant to Rule 17f-5 of the 1940 Act. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.
Scudder Service Corporation (SSC), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. SSC also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Prior to the implementation of the Administrative Agreement on October 2, 2000, each Fund paid SSC a fee for maintaining each account for a retail participant of $26.00, and for each retirement participant of $29.00. Pursuant to the Administrative Agreement, the above fees were paid for by the Advisor since October 2, 2000, but are now borne by the Funds directly upon termination of the Administrative Agreement (effective April 1, 2004). Upon termination of the Administrative Agreement, each Fund pays SISC an annual fee of $25.25 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts; Class S shares only), $2.00 per account, as applicable, in connection with the redemption fee and $4.00 per account, as applicable, for closed retail accounts and $5.00 per account, as applicable, for closed retirement accounts (excluding Individual Retirement Accounts; Class S shares only).
These fees have been paid by the Advisor pursuant to the Administrative Agreement since October 2, 2000, but will be borne by the Funds directly following termination of the Administrative Agreements on September 30, 2003.
Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. (“DST”) SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SSC, not by the Funds.
Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.
Retirement Service Provider. Scudder Trust Company (“STC”), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, provides recordkeeping and other services for shareholder accounts in connection with certain retirement and employee benefit plans invested in Class S shares of the Funds. Class S shares of the Funds pay annual service fees of $17.55 per shareholder account. The above fees are borne by the Funds directly.

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PURCHASE AND REDEMPTION OF SHARES
General Information
Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.
A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.
Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by Scudder Distributors, Inc. (“SDI”) of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).
The quarterly subminimum account policy applies to all accounts in a household. In addition, the fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.
Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.
Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.
Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.
Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.
Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, Scudder Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

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Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.
QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.
Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.
Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:
o	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

o	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o	Prototype money purchase pension and profit-sharing plans may be adopted by employers.
Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.
Purchases
The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

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The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.
All new investors in Class AARP of the Funds are required to provide an AARP membership number on their account application. In addition, Class S shares of the Funds are generally not available to new investors.
Eligible Class S Investors.
A.	The following investors may purchase Class S shares of Scudder Funds either (i) directly from Scudder Distributors, Inc. (“SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.
1.	Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

3.	Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

4.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

5.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

6.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.
B.	The following additional investors may purchase Class S shares of Scudder Funds.
1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.
SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.
Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

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Automatic Investment Plan. A shareholder may purchase shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.
Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.
Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks
Redemptions
Each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 30 days (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s.
The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.
A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.
Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

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If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.
Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.
Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.
The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.
In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.
Exchanges
Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.
Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

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Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or SDI.
Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.
Redemptions and Purchases In-Kind
Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s net asset value (a redemption in-kind). If payment is made to a Fund’s shareholder in securities, an investor may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares with respect to any one investor, during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.
Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day a Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (1) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange or over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.
Each Fund reserves the right to redeem all of its shares, if the Fund’s Board of Directors votes to liquidate and terminate the Fund.
Dividends
Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.
Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.
Each Fund intends to distribute dividends from its net investment income annually in November or December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

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Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.
Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.
Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:
1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.
Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “.Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.
If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.
If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.
Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.
Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the “Code”).
TAXES
The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

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Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.
Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.
If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.
Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.
Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

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Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.
In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.
In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.
Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.
All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.
Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

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Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the fund’s assets at year end consist of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.
Taxation of Certain Investments. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.
A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund’s level.
In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund’s corporate shareholders may be eligible for the deduction for dividends received by corporations.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

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Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.
Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.
Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.
Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.
Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
NET ASSET VALUE
The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.
An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.
Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more

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broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.
An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.
Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.
If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.
DIRECTORS AND OFFICERS
The following table presents certain information regarding the Directors and Officers of the Corporation as of February 25, 2005. Each Director’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the Corporation. Because the Funds do not hold annual meetings of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

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Independent Directors

Name, Year of Birth,
Position(s) Held with the		Number of Funds
Corporation and	Principal Occupation(s) During Past 5 Years and	in Fund Complex
Length of Time Served(1)	Other Directorships Held	Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, formerly, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988) Directorships: . Advisory Board, Center for Business Ethics, Bentley College; Board Governors, Investment Company Institute; Member, Committee of the Independent Directors of Executive Investment Council of the Company Institute.	46
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	46

Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	46

Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990) Directorships:. Household International (banking and finance) (1992-2004); ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-present)	46

Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	46

Jean C. Tempel (1943) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	46

46

Name, Year of Birth,
Position(s) Held with the		Number of Funds
Corporation and	Principal Occupation(s) During Past 5 Years and	in Fund Complex
Length of Time Served(1)	Other Directorships Held	Overseen
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	46
Officers(2)

Name, Year of Birth,
Position(s) Held with the		Number of Funds
Corporation and	Principal Occupation(s) During Past 5 Years and	in Fund Complex
Length of Time Served(1)	Other Directorships Held	Overseen
Julian F. Sluyters(3) (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc. (since May 2004) and Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert(3) (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz(3) (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management	n/a

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Name, Year of Birth,
Position(s) Held with the		Number of Funds
Corporation and	Principal Occupation(s) During Past 5 Years and	in Fund Complex
Length of Time Served(1)	Other Directorships Held	Overseen
Daniel O. Hirsch(4) (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Bruce A. Rosenblum(4) (1960) Vice President and Assistant Secretary 2004-present	Director, Deutsche Asset Management	n/a

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Philip Gallo(3) (1962) Chief Compliance Officer 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Directors, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	Address: 345 Park Avenue, New York, New York

(4)	Address: One South Street, Baltimore, Maryland
Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.
Caroline Pearson: Secretary
Directors’ Responsibilities. The primary responsibility of the Board of Directors is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Directors;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Directors or the Advisor.

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The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2004, the Directors conducted over 40 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 23 different days. In addition, various Directors participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.
For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”
Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:
Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Louis E. Levy (Chair), Keith R. Fox, Jean Gleason Stromberg and Jean C. Tempel. The Audit Committee held seven meetings during the calendar year 2004.
Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Directors*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held seven meetings during the calendar year 2004.
Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox, and Jean C. Tempel. The Valuation Committee held 13 meetings for Scudder Emerging Markets Fund and five meetings for Scudder Global Discovery Fund during the calendar year 2004.
Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2004.

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Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2004.
Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll and Carl Vogt. This committee met eight times in 2004.
Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Tempel. This committee was established on October 12, 2004 and met one time in 2004.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.
Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.
Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2004.

			Pension or
	Compensation from	Compensation from	Retirement Benefits	Total Compensation
Name of	Scudder Emerging	Scudder Global	Accrued as Part of	Paid to Director from the
Director	Markets Fund	Discovery Fund	Fund Expenses	Fund Complex (3)(4)
Henry P. Becton, Jr.	$815	$1,986	$0	$159,500
Dawn-Marie Driscoll(1)	$938	$2,490	$0	$208,016
Keith R. Fox	$881	$2,304	$0	$220,620
Louis E. Levy(2)	$829	$2,072	$0	$163,000
Jean Gleason Stromberg	$800	$1,921	$0	$153,500
Jean C. Tempel	$815	$1,991	$0	$191,000
Carl W. Vogt	$842	$2,136	$0	$168,500

(1)	Includes $14,896 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

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(2)	In addition to these payments, Mr. Levy received payments in accordance with his prior Deferred Payment Plan in the amount of $38,100 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3)	For each Director, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Director currently serves on the boards of 18 DeAM trusts/corporations comprised of 46 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox, $11,500 for Mr. Levy, $9,500 for Ms. Tempel and $17,000 for Mr. Vogt. These meeting fees were borne by the Funds.

(5)	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds’ shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox and Ms Tempel. Also, included are amounts paid to the Trustees for special meetings to consider fund mergers. These amounts totaled $5,000 for Mr. Becton and Ms Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.
Director Fund Ownership of Independent and Interested Directors
The following sets forth ranges of Director beneficial share ownership as of December 31, 2004.

Aggregate Dollar Range of
	Dollar Range of	Securities Owned in All Funds
Name of	Securities Owned in	in the Fund Complex
Director	Scudder Emerging Markets Fund	Overseen by Director
Henry P. Becton, Jr.	$1—$10,000	Over $100,000
Dawn-Marie Driscoll	$10,001—$50,000	Over $100,000
Keith R. Fox	$10,001—$50,000	Over $100,000
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	$10,001—$50,000	Over $100,000
Jean C. Tempel	None	Over $100,000
Carl W. Vogt	$1—$10,000	$10,001—$50,000

Aggregate Dollar Range of
	Dollar Range of	Securities Owned in All Funds
Name of	Securities Owned in	in the Fund Complex
Director	Scudder Global Discovery Fund	Overseen by Director
Henry P. Becton, Jr.	$10,001—$50,000	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Jean C. Tempel	None	Over $100,000
Carl W. Vogt	None	$10,001—$50,000

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Securities Beneficially Owned
As of February 18, 2005 all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.
To the best of the Fund’s knowledge, as of February 18, 2005, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below:
As of February 18, 2005, 18,927.066 shares in the aggregate, or 5.83% of the outstanding shares of Scudder Emerging Markets Fund, Class AARP were held in the name of Frank H. Payne, Tok Kon Payne JT WROS, 315 Mashes Sands Rd., Panacea, FL 32346-2742 who may be deemed to be the beneficial owner of certain of these shares.
As of February 18, 2005, 522,758.336 shares in the aggregate, or 5.20% of the outstanding shares of Scudder Global Discovery Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery St., San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of certain of these shares.
Ownership in Securities of the Advisor and Related Companies
As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

				Value of	Percent of
	Owner and			Securities on	Class on an
Independent	Relationship to			an Aggregate	Aggregate
Director	Director	Company	Title of Class	Basis	Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None
Agreement to Advance Certain Independent Director Expenses
In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DeIM has agreed to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption

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generally afforded to independent directors/Directors of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds’ Boards determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a Director of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.
FUND ORGANIZATION
Scudder Emerging Markets Fund is a separate series of Scudder International Fund, Inc. Scudder International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of the Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of the Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation.
The authorized capital stock of the Corporation consists of 2,247,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: Scudder International Fund, the original series; Scudder Latin America Fund and Scudder Pacific Opportunities Fund, both organized in December 1992, Scudder Greater Europe Fund, organized in October 1994, and Scudder Emerging Markets Fund, organized in May 1996. Each series consists of 320 million shares except for Scudder International Fund which consists of 620,595,597 shares and Scudder Latin America Fund which consists of 340 million shares. Scudder Emerging Markets Fund is divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C.
Organizational Description
The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights and are redeemable as described in the SAI and in the Fund’s prospectus. In general, each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S and Class AARP shares are offered.
Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The Articles of Incorporation and By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against

53

liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.
Subject to the limits of the Investment Company Act of 1940 and Maryland General Corporation Law and unless otherwise provided by the By-laws, a Director may be removed with or without cause, by the affirmative vote of a majority of (a) the Board of Directors, (b) a committee of the Board of Directors appointed for such purpose, or (c) the stockholders by vote of a majority of the outstanding shares of the Corporation.
PROXY VOTING GUIDELINES
The Funds have delegated proxy voting responsibilities to the Advisor, subject to each Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds’ best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:
o	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

o	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

o	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.
The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.
Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

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The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.
The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.
As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.
If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.
Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.
You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.scudder.com (type “proxy voting” in the search field).
FINANCIAL STATEMENTS
The financial statements, including the portfolios of investments of the Funds, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated October 31, 2004 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.
Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Funds file their Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). The Funds do not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.
Each Fund’s procedures allow disclosure of nonpublic portfolio holdings information to affiliates of DeAM only for the purposes of providing services to a Fund and subject to that Fund’s procedures.
Each Fund’s procedures permit nonpublic portfolio holdings information to be shared with sub-advisers, pricing services, custodians, independent auditors, brokers in portfolio transactions for a Fund, securities lending agents and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 15 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

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Prior to any disclosure of a Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Funds’ Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose a Fund’s nonpublic portfolio holdings information will be provided to the Funds’ Directors.
ADDITIONAL INFORMATION
Scudder Emerging Markets Fund CUSIP numbers:
Class AARP: 811165-869.
Class S: 811165-505.
Scudder Global Discovery Fund CUSIP numbers:
Class AARP: 378947-824.
Class S: 378947-501.
Each Fund has a fiscal year end of October 31.
This Statement of Additional Information contains the information of Scudder Emerging Markets Fund and Scudder Global Discovery Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.
The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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APPENDIX
The following is a description of the ratings given by Moody’s and S&P to corporate bonds.
Ratings of Corporate Bonds
S&P:
Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s:
Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than

57

the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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APPENDIX B
Pro Forma
Portfolio of Investments
as of October 31, 2005 (UNAUDITED)

[TO BE FILED BY PRE-EFFECTIVE AMENDMENT]

B-1

Supplement to the currently effective prospectus of each of the listed funds:
The following information supplements disclosure in each of the following funds’ currently effective prospectuses:

Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder Commodity Securities Fund
Scudder Development Fund
Scudder-Dreman Concentrated Value Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder EAFE_Equity Index Fund
Scudder Emerging Markets Fund
Scudder Emerging Markets Income Fund
Scudder Equity 500 Index Fund
Scudder Fixed Income Fund
Scudder Flag Investors
Communications Fund
Scudder Flag Investors Equity
Partners Fund
Scudder Flag Investors Value Builder Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder GNMA Fund
Scudder Gold and Precious Metals Fund
Scudder Greater Europe Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High Income Fund
Scudder High Income Plus Fund
Scudder High Yield Tax-Free Fund
Scudder Income Fund
Scudder Inflation Protected Plus Fund
Scudder Intermediate Tax/AMT Free Fund
Scudder International Equity Fund
Scudder International Fund
Scudder International Select Equity Fund
Scudder Japanese Equity Fund
Scudder Large Cap Value Fund
Scudder Large Company Growth Fund
Scudder Latin America Fund
Scudder Lifecycle Long Range Fund
Scudder Limited-Duration Plus Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Micro Cap Fund
Scudder Mid Cap Growth Fund
Scudder New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Growth Plus Portfolio
Scudder Pathway Series: Growth Portfolio
Scudder Pathway Series: Moderate Portfolio
Scudder RREEF Real Estate Securities Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Short Duration Fund
Scudder Short-Term Bond Fund
Scudder Short-Term Municipal Bond Fund
Scudder Small Cap Growth Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Income Fund
Scudder Target 2013 Fund
Scudder Target 2014 Fund
Scudder Tax Advantaged Dividend Fund
Scudder Technology Fund
Scudder Total Return Fund
Scudder US Bond Index Fund
Scudder US Government Securities Fund

The following information supplements the “Redemption Fees” subsection of the “Policies You Should Know About — Policies about Transactions” sections of each fund’s prospectus.
There are two additional exceptions when the redemption fee will not be charged: (i) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder and (ii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA.
The following information supplements the “Class B Shares” subsection of the “Choosing a Share Class” section of each applicable fund’s currently effective Class B prospectus.
For each fund listed in this supplement with a Class B prospectus
Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans.
The following information supplements the “Class C Shares” subsection of the “Choosing a Share Class” section of each applicable fund’s currently effective Class C prospectus.
For each fund listed in this supplement with a Class C prospectus

Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans.
Please Retain This Supplement for Future Reference
July 22, 2005
SMF-3661

SCUDDER INVESTMENTS

Core Global/International Funds II Class AARP and Class S Shares
Prospectus

February 25, 2005

Scudder Emerging Markets Fund (formerly Scudder Emerging Markets Growth Fund)

Scudder Global Discovery Fund
As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.
Contents

How the Funds Work		How to Invest in the Funds

4	Scudder Emerging Markets Fund	30	How to Buy, Sell and Exchange Class AARP Shares

11	Scudder Global Discovery Fund	32	How to Buy, Sell and Exchange Class S Shares

19	Other Policies and Secondary Risks	34	Policies You Should Know About

24	Who Manages and Oversees the Funds	44	Understanding Distributions and Taxes

25	Financial Highlights

SCUDDER EMERGING MARKETS FUND
PROSPECTUS FOR CLASS AARP AND CLASS S SHARES

How the Funds Work
On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.
Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.
Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.
This prospectus offers two classes of shares of each fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.
You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

	Class AARP	Class S
ticker symbol	SEMMX	SEMGX

fund number	179	079

Scudder Emerging Markets Fund
The Fund’s Main Investment Strategy
The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.
In choosing stocks, the portfolio managers use a combination of three analytical disciplines:
Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.
OTHER INVESTMENTS The fund may invest up to 20% of net assets in equities from the US or other developed markets. The fund may also invest up to 20% of net assets in US or emerging market debt securities when it believes they may perform at least as well as equities.
The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and yield curve options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The Advisor may also use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see “Secondary risks” for more information).

4

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
Analysis of regional themes. The managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.
The managers may focus on the securities of particular issuers, industries, countries or regions at different times.
The managers will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country.
Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.
The Main Risks of Investing in the Fund
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.
Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case emerging markets. When emerging market stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
This fund is designed for investors who can accept above-average risks and are interested in an aggressive investment for long-term growth.

5

Foreign Investment Risk. Foreign investments involve certain special risks, including:
o	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

o	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

6

o	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.
Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.
Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.
Other factors that could affect performance include:
o	the managers could be incorrect in their analysis of industries, companies, geographic and economic trends, the relative attractiveness of growth stocks and value stocks or other matters; and

o	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information).

7

The Fund’s Performance History
While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.
The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).
The inception date for Class AARP shares is October 2, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).
The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Scudder Emerging Markets Fund

Annual Total Returns (%) as of 12/31 each year	Class S
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE
BAR CHART DATA:

1997	3.56
1998	-24.42
1999	38.06
2000	-29.93
2001	-6.27
2002	-5.45
2003	56.59
2004	22.39
For the periods included in the bar chart:

Best Quarter: 29.03%, Q4 1999	Worst Quarter: -21.17-21.17%, Q3 1998

8

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Since Inception

Class S
Return before Taxes	22.39	3.54	4.65
Return after Taxes on Distributions	22.92	3.77	4.77
Return after Taxes on Distributions and Sale of Fund Shares	15.39	3.30	4.20
Class AARP (Return before Taxes)	22.29	3.55	4.65
Index (reflects no deductions for fees, expenses or taxes)	25.95	4.62	3.35
Index: The MSCI Emerging Market Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets.
Total returns for 2000, 2003 and 2004 would have been lower if operating expenses hadn’t been reduced.
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.
The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

9

How Much Investors Pay
The fund’s Class AARP and Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

Fee Table	Class AARP	Class S

Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)^1	2.00%	2.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	1.25%	1.25%
Distribution/Service (12b-1) Fee	None	None
Other Expenses^2	0.89	0.77

Total Annual Operating Expenses^2	2.14	2.02

Less Fee Waiver/Expense Reimbursement^3	0.39	0.27

Net Annual Fund Operating Expenses^3	1.75	1.75

^1	This fee will be charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.

^2	Restated and estimated to reflect the termination of the fixed rate administrative fee.

^3	Through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 1.75% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.
Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Class AARP	$178	$632	$1,113	$2,442
Class S	178	607	1,063	2,326

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	Class AARP	Class S
ticker symbol	SGDPX	SGSCX

fund number	210	010

Scudder Global Discovery Fund

The Fund’s Main Investment Strategy
The fund seeks above-average capital appreciation over the long term. The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the fund may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2004, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion.
In choosing stocks, the portfolio managers use a combination of three analytical disciplines:
Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.
Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
Analysis of global themes. The managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.
OTHER INVESTMENTS The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below).
The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and yield curve options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The Advisor may also use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see “Secondary risks” for more information).

11

The managers may focus on the securities of particular issuers, industries, countries or regions at different times.
The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country.
Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.
The Main Risks of Investing in the Fund
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.
Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.
Foreign Investment Risk. Foreign investments involve certain special risks, including:
•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
This fund is designed for long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

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o	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

o	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

13

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.
Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.
Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

14

Other factors that could affect performance include:
o	the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o	growth stocks may be out of favor for certain periods; and

o	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information).

15

The Fund’s Performance History
While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.
The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).
The inception date for Class AARP shares is March 1, 2001. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).
The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Scudder Global Discovery Fund

Annual Total Returns (%) as of 12/31 each year	Class S
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE
BAR CHART DATA:

1995	17.84
1996	21.47
1997	9.93
1998	16.43
1999	64.62
2000	-5.10
2001	-24.98
2002	-20.96
2003	50.19
2004	23.58
For the periods included in the bar chart:

Best Quarter: 29.03%, Q4 1999	Worst Quarter: -21.17-21.17%, Q3 1998

16

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years

Class S
Return before Taxes	23.58	1.10	12.28
Return after Taxes on Distributions	23.64	0.82	11.39
Return after Taxes on Distributions and Sale of Fund Shares	15.43	0.87	10.55
Class AARP (Return before Taxes)	23.61	1.12	12.29
Index (reflects no deductions for fees, expenses or taxes)	23.53	7.74	10.35
Index: The Citigroup World Equity Extended Market Index is an unmanaged index of small-capitalization stocks within 22 countries around the globe.
Total returns for 2003 and 2004 would have been lower if operating expenses hadn’t been reduced.
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.
The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

17

How Much Investors Pay
The fund’s Class AARP and Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)^1	2.00%	2.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	1.10%	1.10%
Distribution/Service (12b-1) Fee	None	None
Other Expenses^2	0.57	0.39

Total Annual Operating Expenses^2	1.67	1.49

Less Fee Waiver/Expense Reimbursement^3	0.17	0.00

Net Annual Fund Operating Expenses^3	1.50	1.49

^1	This fee will be charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.

^2	Restated and estimated to reflect the termination of the fixed rate administrative fee.

^3	Through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 1.50% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.
Based on the costs above (including for Class AARP shares, one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds above. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Class AARP	$153	$510	$891	$1,962
Class S	152	471	813	1,779

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Other Policies and Secondary Risks
Other policies
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:
o	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to the Scudder Emerging Markets Fund’s 80% investment policy.

o	Scudder Emerging Markets Fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.
Secondary risks
Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

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IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund’s performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.
Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.
Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security.
For more information
This prospectus doesn’t tell you about every policy or risk of investing in the funds.
If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that any mutual fund will achieve its goal.

20

Each fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The funds’ Statements of Additional Information include a description of each fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.
Who Manages and Oversees the Funds
Scudder Investments is part of Deutsche Asset Management (“DeAM”), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.
Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.
DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

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The investment advisor
DeIM is the investment advisor for each fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid

Scudder Emerging Markets Fund	1.25%
Scudder Global Discovery Fund	1.10%
AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

22

The portfolio managers
The following people handle the day-to-day management of each fund.
Scudder Emerging Markets Fund
Oliver S. Kratz
Managing Director of Deutsche Asset Management and Co-Manager of the fund.
o	Joined Deutsche Asset Management in 1998 and the fund in 2002.

o	Over 10 years of investment industry experience.

o	MALD and PhD., The Fletcher School, administered jointly by Harvard University and Tufts University.
Tara C. Kenney
Managing Director of Deutsche Asset Management and Co-Manager of the fund.
o	Joined Deutsche Asset Management in 1995 and the fund in 1996.

o	Over 20 years of investment industry experience.

o	MBA, New York University.
Terrence S. Gray, CFA
Director of Deutsche Asset Management and Co-Manager of the fund.
o	Joined Deutsche Asset Management in 1993 and the fund in 2003.

o	Over 11 years of investment industry experience.

o	Head of global portfolio selection team for Pacific Basin Equity: New York.
Scudder Global Discovery Fund
Joseph Axtell, CFA
Director of Deutsche Asset Management and Co-Manager of the fund.
o	Joined Deutsche Asset Management in 2001 and the fund in 2002.

o	Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001). o Director, International Research at PCM International (1989-1996).

o	Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

o	Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o	Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).
Terrence S. Gray, CFA
Director of Deutsche Asset Management and Co-Manager of the fund.
o	Joined Deutsche Asset Management in 1993 and the fund in 2003.

o	Over 11 years of investment industry experience.

o	Head of global portfolio selection team for Pacific Basin Equity: New York.

23

Regulatory and litigation matters
Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Financial Highlights
These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).
Scudder Emerging Markets Fund — Class AARP

Years Ended October 31,	2004		2003		2002	2001	2000	^a

Selected Per Share Data

Net asset value, beginning of period	$13.36		$8.73		$8.30	$11.11	$11.69

Income (loss) from investment operations:
Net investment income (loss)^b	.11		.06		(.03)	(.01)	(.02)

Net realized and unrealized gain (loss) on investment transactions	2.31		4.57		.46	(2.81)	(.56)

Total from investment operations	2.42		4.63		.43	(2.82)	(.58)

Less distributions from:
Net investment income	(.06)		—		—	—	—

Redemption fees	.01		—	***	— ***	.01	—

Net asset value, end of period	$15.73		$13.36		$8.73	$8.30	$11.11

Total Return (%)	18.24	^c	53.04	^c	5.18	(25.29)	(4.96	)^d**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	4		2		.45	.15	.07

Ratio of expenses before expense reductions (%)	1.91		1.92		1.91	1.91	1.90	*

Ratio of expenses after expense reductions (%)	1.76		1.90		1.91	1.91	1.90	*

Ratio of net investment income (loss) (%)	.79		.64		(.30)	(.05)	(.13	)**

Portfolio turnover rate (%)	146		182		115	69	42

^a	For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

^b	Based on average shares outstanding during the period.

^c	Total return would have been lower had certain expenses not been reduced.

^d	Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

25

Scudder Emerging Markets Fund — Class S

Years Ended October 31,	2004	2003		2002	2001	2000

Selected Per Share Data

Net asset value, beginning of period	$13.34	$8.73		$8.29	$11.11	$11.75

Income (loss) from investment operations:
Net investment income (loss)^a	.11	.07		(.03)	(.01)	(.11)

Net realized and unrealized gain (loss) on investment transactions	2.31	4.54		.47	(2.82)	(.54	)^b

Total from investment operations	2.42	4.61		.44	(2.83)	(.65)

Less distributions from:
Net investment income	(.06)	—		—	—	—

Redemption fees	.01	—	***	— ***	.01	.01

Net asset value, end of period	$15.71	$13.34		$8.73	$8.29	$11.11

Total Return (%)	18.34^c	52.81^c		5.31	(25.38)	(5.45	)^c

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	89	65		38	42	71

Ratio of expenses before expense reductions (%)	1.93	1.92		1.91	1.91	2.66	^d

Ratio of expenses after expense reductions (%)	1.76	1.90		1.91	1.91	2.30	^d

Ratio of net investment income (loss) (%)	.79	.64		(.30)	(.05)	(.87)

Portfolio turnover rate (%)	146	182		115	69	42

^a	Based on average shares outstanding during the period.

^b	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

^c	Total return would have been lower had certain expenses not been reduced.

^d	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reduction were 2.56% and 2.23%, respectively.

***	Amount is less than $.005.

26

Scudder Global Discovery Fund — Class AARP

Years Ended October 31,	2004		2003		2002	2001	^a

Selected Per Share Data

Net asset value, beginning of period	$26.27		$18.05		$21.42	$28.44

Income (loss) from investment operations:
Net investment income (loss)^b	(.02)		(.05)		(.07)	(.02)

Net realized and unrealized gain (loss) on investment transactions	4.31		8.27		(3.30)	(7.00)

Total from investment operations	4.29		8.22		(3.37)	(7.02)

Net asset value, end of period	$30.56		$26.27		$18.05	$21.42

Total Return (%)	16.33	^c	45.54	^c	(15.73)	(24.68	)**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	5		2		.390	.335

Ratio of expenses before expense reductions (%)	1.58		1.48		1.48	1.48	*

Ratio of expenses after expense reductions (%)	1.47		1.47		1.48	1.48	*

Ratio of net investment income (loss) (%)	(.04)		(.16)		(.35)	(.09	)*

Portfolio turnover rate (%)	26		35		49	59

^a	For the period from March 1, 2001 (commencement of operations of Class AARP shares) to October 31, 2001.

^b	Based on average shares outstanding during the period.

^c	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

27

Scudder Global Discovery Fund — Class S

Years Ended October 31,	2004		2003	2002	2001	2000

Selected Per Share Data

Net asset value, beginning of period	$26.26		$18.05	$21.42	$35.01	$28.17

Income (loss) from investment operations:
Net investment income (loss)^a	(.02)		(.04)	(.08)	(.11)	(.21)

Net realized and unrealized gain (loss) on investment transactions	4.31		8.25	(3.29)	(11.06)	9.43

Total from investment operations	4.29		8.21	(3.37)	(11.17)	9.22

Less distributions from:
Net investment income	—		—	—	(.01)	—

Net realized gains on investment transactions	—		—	—	(2.41)	(2.38)

Total distributions	—		—	—	(2.42)	(2.38)

Net asset value, end of period	$30.55		$26.26	$18.05	$21.42	$35.01

Total Return (%)	16.34	^b	45.48	(15.73)	(33.94)	33.25

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	309		289	234	328	574

Ratio of expenses before expense reductions (%)	1.48		1.48	1.48	1.51	1.53	^c

Ratio of expenses after expense reductions (%)	1.48		1.48	1.48	1.51	1.52	^c

Ratio of net investment income (loss) (%)	(.05)		(.17)	(.35)	(.37)	(.59)

Portfolio turnover rate (%)	26		35	49	59	86

^a	Based on average shares outstanding during the period.

^b	Total return would have been lower had certain expenses not been reduced.

^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.52% and 1.52%, respectively.

28

How to Invest in the Funds
The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.
If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.
As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.
Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

29

How to Buy, Sell and Exchange Class AARP Shares Buying Shares:
Use these instructions to invest directly. Make out your check to “The AARP Investment Program.”

First investment
$1,000 or more for regular accounts
$500 or more for IRAs
$500 or more with an Automatic Investment Plan
By mail or express mail (see below)
o	For enrollment forms, call 1-800-253-2277
o	Fill out and sign an enrollment form
o	Send it to us at the appropriate address, along with an investment check
Additional investments
$50 minimum for regular accounts and IRA accounts
$50 minimum with an Automatic Investment Plan, Payroll Deduction or Direct Deposit
Send a personalized investment slip or short note that includes:
o	fund and class name

o	account number

o	check payable to “The AARP Investment Program”

By wire
o	Call 1-800-253-2277 for instructions	o	Call 1-800-253-2277 for instructions

By phone

Not available		o	Call 1-800-253-2277 for instructions

With an automatic investment plan

o	Fill in the information required on your enrollment form and include avoided check	o	To set up regular investments from a bank checking account, call 1-800-253-2277

Payroll Deduction or Direct Deposit

o	Select either of these options on your enrollment form and submit it. You will receive further instructions by mail.	o	Once you specify a dollar amount, investments are automatic.

Using QuickBuy

Not available		o	Call 1-800-253-2277 to speak to a representative

		o	or, to use QuickBuy on the Easy-Access Line, call 1-800-631-4636 and follow the instructions on how to purchase shares

On the Internet

o	Go to “services and forms — How to open an account” at aarp.scudder.com	o	Call 1-800-253-2277 to ensure you have electronic services

o	Print out a prospectus and an enrollment form	o	Register at aarp.scudder.com

o	Complete and return the enrollment form with your check	o	Follow the instructions for buying shares with money from your bank account
Regular mail: The AARP Investment Program
First Investment: PO Box 219735, Kansas City, MO 64121-9735
Additional Investments: PO Box 219743, Kansas City, MO 64121-9743
Express, registered or certified mail:
The AARP Investment Program, 210 W. 10th Street, Kansas City, MO 64105-1614
Fax number: 1-800-821-6234 (for exchanging and selling only)

30

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund		Selling shares

$1,000 or more to open a new account ($500 or more for IRAs)		Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 40

$50 or more for exchanges between existing accounts

By phone

o	Call 1-800-253-2277 for instructions	o	Call 1-800-253-2277 for instructions

Using Easy-Access Line

o	Call 1-800-631-4636 and follow the instructions	o	Call 1-800-631-4636 and follow the instructions

By mail, express mail or fax (see previous page)

Your instructions should include:		Your instructions should include:

o	your account number	o	your account number

o	names of the funds, class and number of shares or dollar amount you want to exchange	o	names of the funds, class and number of shares or dollar amount you want to redeem

With an automatic withdrawal plan

Not available		o	To set up regular cash payments from an account, call 1-800-253-2277

Using QuickSell

Not available		o	Call 1-800-253-2277

On the Internet

o	Register at aarp.scudder.com	Not available

o	Go to “services and forms”

o	Follow the instructions for making on-line exchanges

To reach us:	o	Web site aarp.scudder.com

	o	Program representatives 1-800-253-2277, M-F, 9 a.m. — 6 p.m. EST

	o	Confidential fax line 1-800-821-6234, always open

	o	TDD line 1-800-634-9454, M-F, 9 a.m. — 6 p.m. EST

Class AARP Services	o	AARP Lump Sum Service for planning and setting up a lump sum distribution.

	o	AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

	o	AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

	o	For more information, please call 1-800-253-2277.

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How to Buy, Sell and Exchange Class S Shares
Buying Shares: Use these instructions to invest directly. Make out your check to “The Scudder Funds.”

First investment		Additional investments

$2,500 or more for regular accounts		$50 or more for regular accounts and IRA accounts

$1,000 or more for IRAs		$50 or more with an Automatic

$1,000 or more with an Automatic Investment Plan		Investment Plan

By mail or express mail (see below)

o	Fill out and sign an application	Send a Scudder investment slip or short note that includes:

o	Send it to us at the appropriate address, along with an investment check	o	fund and class name

		o	account number

		o	check payable to “The Scudder Funds”

By wire

o	Call 1-800-SCUDDER for instructions	o	Call 1-800-SCUDDER for instructions

By phone

Not available		o Call 1-800-SCUDDER for instructions

With an automatic investment plan

o	Fill in the information on your application and include a voided check	o	To set up regular investments from a bank checking account, call 1-800-SCUDDER

Using QuickBuy

Not available		o	Call 1-800-SCUDDER to speak to a representative

		o	or, to use QuickBuy on SAIL™, call 1-800-343-2890 and follow the instructions on how to purchase shares

On the Internet

o	Go to “funds and prices” at myScudder.com	o	Call 1-800-SCUDDER to ensure you have electronic services

o	Print out a prospectus and a new account application	o	Register at myScudder.com

o	Complete and return the application with your check	o	Follow the instructions for buying shares with money from your bank account
Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669
Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664
Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614
Fax number: 1-800-821-6234 (for exchanging and selling only)

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Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund		Selling shares

$2,500 or more to open a new account ($1,000 or more for IRAs)		Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 40

$50 or more for exchanges between existing accounts

By phone or wire

o	Call 1-800-SCUDDER for instructions	o	Call 1-800-SCUDDER for instructions

Using SAIL™

o	Call 1-800-343-2890 and follow the instructions	o	Call 1-800-343-2890 and follow the instructions

By mail, express mail or fax
(see previous page)

Your instructions should include:		Your instructions should include:

o	the fund, class and account number you’re exchanging out of	o	the fund, class and account number from which you want to sell shares

o	the dollar amount or number of shares you want to exchange	o	the dollar amount or number of shares you want to sell

o	the name and class of the fund you want to exchange into	o	your name(s), signature(s) and address, as they appear on your account

o	your name(s), signature(s) and address, as they appear on your account	o	a daytime telephone number

o	a daytime telephone number

With an automatic withdrawal plan

Not available		o	To set up regular cash payments from a Scudder account, call 1-800-SCUDDER

Using QuickSell		o	Call 1-800-SCUDDER

Not available

On the Internet

o	Register at myScudder.com	o	Register at myScudder.com

o	Follow the instructions for making on-line exchanges	o	Follow the instructions for making on-line redemptions

Policies You Should Know About
Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.
If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.
In either case, keep in mind that the information in this prospectus applies only to each fund’s Class AARP and S shares. Each fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.
In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).
Policies about transactions
Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
Questions? You can speak to a Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.
We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.
Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.
If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.
The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.
Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to a fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “time zone arbitrage”).

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The funds discourage short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to each fund’s policies as described in this prospectus and approved by the Board. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Each fund’s policies include:
o	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions noted in the discussion of redemption fees);

o	each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o	each fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the funds calculate share price.”)
When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds’ long-term shareholders.

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There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.
Each fund’s policies and procedures may be modified or terminated at any time.
Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value), on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.
The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’. Subject to approval by DeAM or each fund’s Board, intermediaries who transact business on an omnibus basis

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may implement the redemption fees according to their own operational guidelines (which may be different than the funds’ policies) and remit the fees to the funds. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the funds’ policies until such time as they can develop and implement a system to collect the redemption fees.
The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (iv) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (v) transactions involving hardship of any registered shareholder; (vi) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (vii) transactions involving shares purchased through the reinvestment of dividends or other distributions; (viii) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (ix) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); (x) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion); or (xi) for Scudder Massachusetts Tax-Free Fund, Scudder Short-Term Bond Fund and Scudder Intermediate Tax/AMT Free Fund only: check writing transactions in these funds.

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The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.
Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.
For Class AARP shares
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
For Class S shares
Call SAIL™, the Scudder Automated Information Line, at 1-800-343-2890
Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

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QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).
Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet based companies.
When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.
We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.
When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.
Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.
Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.
You may obtain additional information about other ways to sell your shares by contacting your financial advisor
How the funds calculate share price
To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS — TOTAL LIABILITIES
= NAV
TOTAL NUMBER OF SHARES OUTSTANDING
The price at which you buy and sell shares is the NAV.
Each fund charges a short-term redemption fee equal to 2.00% of the value of Class S or Class AARP shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

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We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by each fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of each fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, each fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be each fund’s use of fair value pricing. This is intended to reduce each fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)
Because each fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.
Other rights we reserve
You should be aware that we may do any of the following:
o	withdraw or suspend the offering of shares at any time

o	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

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o	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o	close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders ($500 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), $2,500 for Class S shareholders ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for Class S retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares or, in any case where a fall in share price created the low balance)

o	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

o	reject a new account application if you don’t provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number

o	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimum at any time)

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o	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares
Understanding Distributions and Taxes
By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.
Each fund intends to pay dividends and distributions to their shareholders in November or December, and if necessary may do so at other times as well.
For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.
You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.
Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of a fund’s earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at long-term capital gain rates:		Generally taxed at ordinary income rates:

Distributions from the fund

o	gains from the sale of securities held by the fund for more than one year	o	gains from the sale of securities held by the fund for one year or less

o	qualified dividend income	o	all other taxable income

Transactions involving fund shares

o	gains from selling fund shares held for more than one year	o	gains from selling fund shares held for one year or less
Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would be decreased. A fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if more than 50% of the fund’s total assets are stock or securities of foreign corporations and the fund meets its distribution requirements for that year. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of each fund’s distributions.
For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund’s shares for the lower rates to apply.

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For taxable years beginning on or before December 31, 2008, the maximum federal long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”
A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.
If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don’t need to worry about this.
Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from the funds.
Notes

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To Get More Information
Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically.
Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about each fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from	Scudder
Scudder Investments	Investments
(Class AARP)	(Class S)	SEC

PO Box 219735	PO Box 219669	Public Reference Section
Kansas City, MO	Kansas City, MO	Washington, D.C. 20549-0102
64121-9735	64121-9669	www.sec.gov
aarp.scudder.com	myScudder.com	1-202-942-8090
1-800-253-2277	1-800-SCUDDER
Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

SCUDDER
INVESTMENTS	SEC File Numbers:

Scudder Emerging Markets Fund 811-642

A Member of	Scudder Global Discovery Fund 811-4670
Deutsche Asset Management [LOGO]

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ANNUAL REPORT DATED OCTOBER 31, 2005
FOR SCUDDER EMERGING MARKET FUND

[TO BE FILED BY PRE-EFFECTIVE AMENDMENT]

ITEM 1. REPORT TO STOCKHOLDERS
Scudder Emerging Markets Fund
Formerly Scudder Emerging Markets Growth Fund
Semiannual Report to Shareholders
April 30, 2005
Contents

Click Here Performance Summary
Click Here Information About Your Fund’s Expenses
Click Here Portfolio Management Review
Click Here Portfolio Summary
Click Here Investment Portfolio
Click Here Financial Statements
Click Here Financial Highlights
Click Here Notes to Financial Statements
Click Here Account Management Resources
Click Here Privacy Statement
This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.
Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.
Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.
Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

SCUDDER EMERGING MARKETS FUND
SEMI-ANNUAL REPORT DATED APRIL 30, 2005

Performance Summary April 30, 2005
Classes A, B and C
All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund’s most recent month-end performance.
The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.
To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.
Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.
Returns shown for Class A, B and C shares prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)
Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05

Scudder Emerging Markets Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	11.49%	19.04%	17.19%	5.17%	4.19%
Class B	11.05%	18.12%	16.30%	4.31%	3.35%
Class C	11.03%	18.09%	16.30%	4.35%	3.39%
MSCI Emerging Markets Index+	13.63%	24.04%	17.86%	6.05%	3.14%
Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.
* Total returns shown for periods less than one year are not annualized.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] Scudder Emerging Markets Fund — Class A

[] MSCI Emerging Markets Index+	[GIF TO COME]
Yearly periods ended April 30
The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05

Scudder Emerging Markets Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,220	$15,171	$12,125	$13,629
	Average annual total
	return	12.20%	14.90%	3.93%	3.51%
Class B	Growth of $10,000	$11,512	$15,532	$12,250	$13,444
	Average annual total
	return	15.12%	15.81%	4.14%	3.35%
Class C	Growth of $10,000	$11,809	$15,730	$12,375	$13,485
	Average annual total
	return	18.09%	16.30%	4.35%	3.39%
MSCI Emerging Markets Index +	Growth of $10,000	$12,404	$16,372	$13,414	$13,171
	Average annual total
	return	24.04%	17.86%	6.05%	3.14%
The growth of $10,000 is cumulative.

*	The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

+	MSCI Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information

	Class A	Class B	Class C
Net Asset Value:

4/30/05	$17.32	$16.88	$16.91
10/31/04	$15.61	$15.20	$15.23
Distribution Information:

Six Months:

Income Dividends as of 4/30/05	$ .08	$ —	$ —
Class A Lipper Rankings — Emerging Markets Funds Category as of 4/30/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1—Year	128	of	182	70
3—Year	58	of	156	37
Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S
Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)
All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund’s most recent month-end performance.
For the period from November 1, 2004 to January 31, 2005, shareholders redeeming shares held less than one year had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.
Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.
Returns shown for Class AARP shares prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
Average Annual Total Returns as of 4/30/05

Scudder Emerging Markets Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	11.57%	19.31%	17.56%	5.45%	4.48%
Class AARP	11.56%	19.05%	17.55%	5.46%	4.48%
MSCI Emerging Markets Index+	13.63%	24.04%	17.86%	6.05%	3.14%
Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:

4/30/05	$17.42	$17.41
10/31/04	$15.73	$15.71
Distribution Information:

Six Months:

Income Dividends as of 4/30/05	$ .13	$ .13

Class S Lipper Rankings — Emerging Markets Funds Category as of 4/30/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	124	of	182	68
3-Year	48	of	156	31
5-Year	63	of	113	56
Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Emerging Markets Fund — Class S

[] MSCI Emerging Markets Index+
Yearly periods ended April 30	[GIF TO COME]
Comparative Results as of 4/30/05

Scudder Emerging Markets Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,931	$16,248	$13,037	$14,816
	Average annual total
	return	19.31%	17.56%	5.45%	4.48%
Class AARP	Growth of $10,000	$11,905	$16,242	$13,044	$14,824
	Average annual total
	return	19.05%	17.55%	5.46%	4.48%
MSCI Emerging Markets Index+	Growth of $10,000	$12,404	$16,372	$13,414	$13,171
	Average annual total
	return	24.04%	17.86%	6.05%	3.14%
The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

+ MSCI Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund’s Expenses
[IMAGE TO COME] As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.
The tables illustrate your Fund’s expenses in two ways:
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005

Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/05	$1,114.90	$1,110.50	$1,110.30	$1,115.60	$1,115.70
Expenses Paid per $1,000*	$ 10.33	$ 14.39	$ 14.39	$ 9.23	$ 9.23

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/05	$1,015.03	$1,011.16	$1,011.16	$1,016.07	$1,016.07
Expenses Paid per $1,000*	$ 9.84	$ 13.71	$ 13.71	$ 8.80	$ 8.80

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Emerging Markets Fund	1.97%	2.75%	2.75%	1.76%	1.76%
For more information, please refer to the Fund’s prospectuses.

Portfolio Management Review

[IMAGE TO COME] In the following interview, Lead Portfolio Manager Oliver Kratz discusses Scudder Emerging Markets Fund’s strategy and the market environment during the six-month period ended April 30, 2005.
Q: How did emerging markets stocks perform during the semiannual period?
A: Emerging-markets equities delivered strong performance during the reporting period, continuing an uptrend that has been in place since the autumn of 2002. The causes for this multiyear rally have been twofold. First, the underlying fundamentals of the asset class continue to improve. Persistent strength in global growth has been a distinct positive for the emerging-markets economies, as have the sharp increases in the prices of oil and other commodities. The combination of improved growth and increased revenues from commodities, in turn, has helped bring more money into the coffers of the developing countries and in the process facilitated both debt reduction and market-friendly reforms. Second, the market has been helped by the inexpensive credit provided by central banks in the United States and elsewhere in the world. During times when “liquidity” is high — in other words, when interest rates are low and investors have cash on hand that needs to be put to work — emerging-markets stocks tend to do well. This has been the case not just for the past six months, but since the rally began in 2002.
Despite this favorable backdrop, emerging-markets stocks weakened late in the period due to a litany of concerns that began to weigh on the market. These included the possibility of interest rates rising at a faster-than-expected pace in the United States, worries about rising inflation and investors’ renewed focus on risk. These factors caused the MSCI Emerging Markets Index (the fund’s benchmark) to lose 6.79% and 3.04% in March and April, respectively.
Despite closing on a down note, the index nonetheless finished the period with a return of 13.63%. Consistent with the trend that has been in place since the 2002 low, the index outperformed the broader MSCI World Index (an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East), which returned 5.14%. Latin America was the top performer on a regional basis, followed by Asia and the Europe/Africa/Middle East region, respectively.
Q: How did the fund perform relative to its benchmark and peer group?
A: The total return of the fund’s Class A shares for the six-month period ended April 30, 2005 was 11.49% (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes and for more complete performance information.) Despite its strong absolute return, the fund trailed the 13.63% return of the benchmark and the 12.45% average return of the 182 funds in its Lipper peer group, Emerging Markets Funds. 1

1 The Lipper Emerging Market Funds category consists of funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging-market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It is not possible to invest directly in an index or a Lipper category.
Q: What factors helped performance results during the period?
A: We generated the best performance through stock selection in the financial sector, where the fund’s holdings outperformed the stocks in the benchmark by a substantial margin. The top contributor was the fund’s position in BanColombia SA (ADR) (Preferred), which, as Colombia’s leading financial services company, has been positioned to benefit from the country’s economic recovery. (As of April 30, 2005, the position in BanColombia was sold.) We also generated outperformance through our holdings in Banco Bradesco SA (ADR) (Brazil), Brazil’s largest privately owned bank, which rose as US-based Citigroup confirmed that it is considering expanding into the Brazilian market by means of acquisition.

Our stock selection within the information technology sector also was helpful. Top performers included the Asian tech stock Seoul Semiconductor Co. Ltd., (Korea), which rose when analysts forecasted a surge in orders as manufacturers embrace its technology. The company reported a 19% increase in earnings in 2004 and is expected to increase its global market share significantly over the next two years. AU Optronics Corp. (ADR) (Taiwan), the world’s third-largest maker of flat panel displays, also rose despite posting a second straight quarterly loss. Management forecasts stable prices and increased shipments for the remainder of the year as more attractive flat panel prices prompt consumers to replace older glass-tube sets. Overall, we have increased the fund’s weighting in technology stocks. The tech sector performed poorly in 2004, and we believe the current valuations of many companies reflect an overly pessimistic outlook. 2 This means that the market is expecting technology spending to weaken, but if spending doesn’t weaken as expected, there could be some meaningful upside in the group.

2 “Valuation” refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.
In the telecommunications sector, we added value through a position in China Mobile (Hong Kong) Ltd. (ADR), the world’s largest cell phone company by users. The company reported a 20% rise in first quarter net income and added 9.6 million new subscribers, bringing its total base to 214 million. Chief Executive Wang Jianzhou has been buying networks in poorer provinces and is seeking growth in China’s rural areas. In addition, profit margins widened as the company spent less on handset subsidies, signed up a greater proportion of prepaid customers and saw increased demand for mobile data services.
Q: What decisions contributed to underperformance?
A: On the negative side, the fund’s return was hurt by the underperformance of our stock picks in the energy and basic materials sectors. Together, these account for over a quarter of the benchmark, and both outperformed the broader market during the period on the strength of rising commodities prices. In the energy sector, the primary detractors to performance were the Russian oil stocks OAO Gazprom (ADR) and Surgutneftegaz (ADR), both of which lost ground. Fortunately, our decision to sell the fund’s position in the Russian oil giant YUKOS (ADR) in 2004 allowed us to avoid a decline of over 80% in the stock during the six-month period. Despite the underperformance of these holdings, we feel that Russia’s combination of attractive valuations, robust macroeconomic fundamentals and diminishing political risk continues to justify an overweight exposure to the market. 3

3 An “overweight” is a weighting in a stock, industry or country that is greater than the weighting in the benchmark; “underweight” is a weighting less than the weight in the benchmark.

In the materials sector, Companhia Vale do Rio Doce ADR (Preferred) (Brazil), the world’s largest iron ore producer, fell on concerns that it may be forced to sell some of its Brazilian mines as regulators consider whether the company’s dominant position allows it to control supply and therefore dictate prices. However, Chief Executive Roger Agnelli believes that the market has simply adjusted to higher prices, and he expects a similar environment through 2007 as steelmaker demand for iron ore outstrips supply. Positions in Companhia Minas de Buenaventura SA (ADR) (Peru) and Gold Fields Ltd. (ADR) (South Africa) also detracted from fund returns.
People’s Food Holdings Ltd., China’s largest meat processor, fell after its 2004 earnings fell short of analysts’ expectations. Competition from its domestic peers intensified in the fourth quarter, resulting in sharp profit margin declines. However, a shift in the firm’s customer credit policy significantly boosted cash flow, and management noted in its analyst briefing that profitability has since normalized. We continue to hold the stock in the portfolio.
Q: What is your overall view of the asset class?
A: Emerging-markets stocks have provided excellent returns during the past two years, so it is not unreasonable to expect that performance will cool in the months ahead. This is particularly true if the US Federal Reserve raises interest rates to a level higher than that which the market is expecting. Having said this, we believe the long-term outlook for the asset class remains strong. The finances of emerging-markets countries are becoming increasingly healthy and we continue to see improvements in corporate governance and a growing emphasis on shareholder rights. Additionally, the asset class provides a wealth of opportunity to invest in fast-growing companies with valuations that are attractive relative to their global peers. The emerging markets are also home to a large number of stocks with substantial dividends, and we have been looking for opportunities in this area in recent months. For instance, we added to the fund’s position in Mega Financial Holding Co., Ltd., Taiwan’s second-largest financial company by assets. Its share price has declined recently due to a slowing economy, but we believe its 8% dividend yield provides shareholders with a nice cushion in the event of further declines in the stock.
With this as a backdrop, the market downturn in the latter half of the period was a welcome opportunity to re-stock on some of those investment ideas whose fate is not a function of the global interest rate outlook. There are many ideas that fit this description. In addition, we believe the changes being observed in the emerging markets, particularly in Asia, are too monumental to be derailed by interest rate policy in the United States. We have chosen to focus on the real, fundamental developments taking place in the emerging markets and we are selecting the fund’s investments accordingly.
The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Geographical Diversification (Excludes Securities Lending Collateral and Cash Equivalents)	4/30/05	10/31/04
Pacific Basin	54%	50%
Europe	11%	16%
Latin America	18%	20%
Africa	7%	4%
Other	10%	10%
	100%	100%

Sector Diversification (As a % of Common Stocks)	4/30/05	10/31/04
Information Technology	18%	20%
Financials	16%	16%
Telecommunication Services	16%	9%
Materials	14%	19%
Energy	11%	11%
Consumer Discretionary	9%	11%
Industrials	8%	5%
Consumer Staples	3%	5%
Other	3%	1%
Health Care	2%	3%
	100%	100%
Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2005 (23.3% of Net Assets)
1. Samsung Electronics Co., Ltd.	Korea	5.6%

Manufacturer of electronic parts
2. Petroleo Brasileiro SA	Brazil	3.0%

Provider and distributor of petroleum
3. America Movil SA de CV “L”	Mexico	2.4%

Provider of wireless communications services
4. China Mobile (Hong Kong) Ltd.	Hong Kong	2.2%

Provider of cellular telecommunication services
5. LG Electronics, Inc.	Korea	2.1%

Manufacturer of telecommunication equipment
6. Reliance Industries Ltd.	India	2.0%

Manufacturer of petrochemicals, synthetic fibers and textiles
7. China Petroleum & Chemical Corp. “H”	China	1.5%

Explorer and producer of crude oil and natural gas
8. AFK Sistema	Russia	1.5%

Manages businesses in service-based industries
9. Companhia Vale do Rio Doce “A”	Brazil	1.5%

Operator of diverse mining and industrial complex
10. LUKOIL	Russia	1.5%

Extractor, transporter, refiner and provider of oil and gas
Portfolio holdings are subject to change.
For more complete details about the Fund’s investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)
Common Stocks 94.7%
Austria 1.1%
Boehler-Uddeholm AG	100	12,919
Boehler-Uddeholm AG	4,900	631,187
Wienerberger AG (c)	38,200	1,615,505
(Cost $1,553,234)		2,259,611
Brazil 8.9%
All America Latina Logistica (Preferred)*	18,300	528,409
Banco Bradesco SA (ADR) (Preferred) (c)	80,500	2,487,450
Companhia Vale do Rio Doce “A” (ADR) (Preferred)	127,000	2,946,400
Gol-Linhas Aereas Inteligentes SA (ADR)*	13,500	382,995
Petroleo Brasileiro SA (ADR) (c)	139,700	5,857,621
Porto Seguro SA	172,700	1,526,536
Tele Centro Oeste Celular Participacoes SA (ADR) (Preferred)	94,368	989,920
Tele Norte Leste Participacoes SA (ADR) (Preferred) (c)	125,100	1,851,480
Votorantim Celulose e Papel SA (ADR)	91,050	1,000,640
(Cost $16,864,518)		17,571,451
Canada 0.3%
Crystallex International Corp.* (Cost $628,713)	161,100	596,070
China 4.6%
China Oilfield Services Ltd. “H”	2,939,100	994,223
China Petroleum & Chemical Corp. “H”	7,740,000	3,056,749
China Resources Power Holdings Co. Ltd.	2,028,000	1,122,689
China Southern Airlines Co., Ltd. “H”*	1,789,100	605,899
Foxconn International Holdings Ltd.*	274,100	165,009
People’s Food Holdings Ltd.	1,647,700	1,090,853
PetroChina Co., Ltd. “H”	1,452,000	862,133
Shanghai Electric Group Co., Ltd. “H”*	5,672,000	1,222,414
(Cost $9,322,965)		9,119,969
Hong Kong 4.4%
China Mobile (Hong Kong) Ltd. (ADR)*	241,300	4,295,140
Fountain Set (Holdings) Ltd.	1,030,100	616,678
Global Bio-chem Technology Group Co., Ltd.	1,417,500	930,926
Shangri-La Asia Ltd.	1,406,000	2,147,469
Skyworth Digital Holdings Ltd.	4,559,700	678,527
TCL International Holdings Ltd.	488,000	101,859
(Cost $8,767,505)		8,770,599

	Shares	Value ($)
Hungary 0.5%
OTP Bank Rt (Cost $590,949)	33,200	1,020,925
India 7.9%
Bharti Tele-Ventures Ltd.*	109,900	522,692
Colgate-Palmolive Ltd.	87,500	404,227
Dr. Reddy’s Laboratories Ltd.	54,000	791,328
Hotel Leelaventure Ltd.	137,900	553,956
Housing Development Finance Corp., Ltd.	134,300	2,257,910
Infosys Technologies Ltd.	20,700	902,189
LIC Housing Finance Ltd.	36,300	208,135
Ranbaxy Laboratories Ltd.	66,100	1,386,789
Reliance Industries Ltd.	318,800	3,867,612
Satyam Computer Services Ltd.	172,500	1,586,126
Sintex Industries Ltd.	97,807	1,116,965
Tata Consultancy Services Ltd.	700	18,203
Tata Motors Ltd.*	210,400	1,993,977
(Cost $15,338,919)		15,610,109
Indonesia 2.7%
PT Bank Mandiri	5,263,000	882,168
PT Indosat Tbk (ADR)	23,800	536,214
PT Telekomunikasi Indonesia (ADR)	156,600	2,821,932
PT Telekomunikasi Indonesia “B”	2,561,000	1,146,131
(Cost $5,426,904)		5,386,445
Israel 1.9%
Alvarion Ltd.*	51,500	449,595
Check Point Software Technologies Ltd.*	40,800	854,760
Teva Pharmaceutical Industries Ltd. (ADR)	76,900	2,402,356
(Cost $3,807,150)		3,706,711
Korea 18.4%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	26,500	481,791
Dongbu Insurance Co., Ltd.	64,200	514,823
Hana Bank	53,750	1,357,983
Hyundai Mobis	32,200	2,109,051
Hyundai Motor Co., Ltd.	32,060	1,749,113
Insun ENT Co., Ltd.	46,800	843,669
INTOPS Co., Ltd.	37,700	807,821
Kookmin Bank (ADR) (c)	66,000	2,821,500
LG Card Co., Ltd.*	14,000	392,954
LG Chemical Ltd.	17,100	651,751
LG Electronics, Inc.	60,490	4,064,207
Mtekvision Co., Ltd.*	13,500	333,087
NEPES Corp.*	452	4,597
POSCO	9,230	1,672,550
S-Oil Corp.	16,400	1,141,285
Samsung Electronics Co., Ltd.	24,280	11,139,569

	Shares	Value ($)
Samsung Securities Co., Ltd.	22,830	547,764
Seoul Semiconductor Co., Ltd.	22,656	552,853
SFA Engineering Corp.	20,560	482,204
Shinhan Financial Group Co., Ltd.	54,700	1,418,994
SK Telecom Co., Ltd.	13,130	2,157,815
SK Telecom Co., Ltd. (ADR)	30,500	593,530
SODIFF Advanced Materials Co., Ltd.	30,700	517,458
(Cost $33,929,258)		36,356,369
Malaysia 2.1%
Maxis Communications Bhd.	437,200	1,111,676
Resorts World Bhd.	675,100	1,701,195
SP Setia Bhd.	1,185,700	1,250,388
(Cost $4,159,597)		4,063,259
Mexico 5.4%
America Movil SA de CV “L” (ADR)*	95,600	4,746,540
Cemex SA de CV (ADR)	44,300	1,594,800
Fomento Economico Mexicano SA de CV (ADR)	24,200	1,235,410
Grupo Televisa SA (ADR)	36,000	2,022,480
Qualita Compania de Seguros	936,600	457,469
Telefonos de Mexico SA de CV “L” (ADR)	20,500	694,950
(Cost $10,879,636)		10,751,649
Peru 1.3%
Compania de Minas Buenaventura SA (ADR) (Cost $2,679,530)	120,300	2,568,405
Philippines 0.8%
Philippine Long Distance Telephone Co. (ADR)*	40,400	1,041,108
SM Investments Corp.*	114,250	527,081
(Cost $1,526,881)		1,568,189
Poland 0.4%
TVN SA* (Cost $699,807)	67,960	808,221
Russia 5.5%
AFK Sistema (GDR), 144A*	193,700	3,002,350
AO VimpelCom (ADR)*	28,800	942,336
LUKOIL (ADR)	21,500	2,913,250
OAO Gazprom “S” (ADR)	9,700	327,375
OAO Gazprom “S” (ADR)*	76,500	2,582,110
Surgutneftegaz (ADR)	31,900	1,114,905
(Cost $10,484,049)		10,882,326
Singapore 0.2%
Petra Foods Ltd. (Cost $222,911)	407,600	299,355
South Africa 6.4%
Gold Fields Ltd. (ADR)*	60,100	597,995
Gold Fields Ltd.	90,100	902,108
Impala Platinum Holdings Ltd.	17,900	1,485,683
MTN Group Ltd.	377,700	2,677,818
Naspers Ltd. “N”	121,800	1,472,144
Sasol Ltd.	42,500	994,945

	Shares	Value ($)
Standard Bank Group Ltd.	249,700	2,503,055
Steinhoff International Holdings Ltd.	901,300	1,911,974
(Cost $12,341,095)		12,545,722
Taiwan 12.9%
AU Optronics Corp. (ADR) (c)	113,100	1,834,482
Bank of Kaohsiung	3,791,000	2,601,217
Cathay Financial Holding Co., Ltd.	539,000	980,175
Formosa Chemicals & Fibre Corp.	911,000	1,864,483
Formosa Plastics Corp.	610,000	1,051,030
Hon Hai Precision Industry Co., Ltd.	440,989	2,109,476
Mega Financial Holding Co., Ltd.	4,120,040	2,592,596
Quanta Computer, Inc.	831,080	1,394,331
Siliconware Precision Industries Co.	1,993,000	1,746,557
Taiwan Semiconductor Manufacturing Co., Ltd.	1,080,282	1,805,417
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	233,200	2,007,852
United Microelectronics Corp.	677,000	402,065
United Microelectronics Corp. (ADR)	225,600	733,200
XAC Automation Corp.	840,000	1,031,004
Yang Ming Marine Transport	996,000	987,866
Yuanta Core Pacific Securities Co.	1,217,667	871,081
Zyxel Communications Corp.	636,000	1,475,685
(Cost $25,618,745)		25,488,517
Thailand 4.7%
Bangkok Bank PCL (Foreign Registered)	936,400	2,548,118
PTT Exploration and Production PCL (Foreign Registered)	88,000	776,372
Thai Airways Internatioanl PCL (Foreign Registered)	639,000	680,390
Thai Olefins PCL (Foreign Registered)*	1,591,100	2,662,254
Thai Union Frozen Products PCL (Foreign Registered)	2,262,500	1,720,750
True Corp. PCL (Foreign Registered)*	4,449,900	925,065
(Cost $8,710,905)		9,312,949
Turkey 2.3%
Denizbank AS	601,332	1,679,229
Hurriyet Gazetecilik ve Matbaacilik AS	520,409	929,563
Turkcell Iletisim Hizmetleri AS (ADR) (c)	122,800	1,910,768
(Cost $4,461,706)		4,519,560
United Kingdom 1.0%
Lonmin PLC (Cost $2,229,230)	108,794	1,916,569
Venezuela 0.8%
Compania Anonima Nacional Telefonos de Venezuela (ADR) (Cost
$1,740,369)	86,700	1,659,438
Total Common Stocks (Cost $181,984,576)		186,782,418

Preferred Stocks 1.0%
Brazil 1.0%
Companhia Vale do Rio Doce	62,800	745
Perdigao SA	104,270	1,967,047
Total Preferred Stocks (Cost $2,012,253)		1,967,792

Exchange Traded Funds 2.6%
Malaysia 2.6%
iShares MSCI Malaysia Index Fund (c) (Cost $5,510,334)	752,200	5,182,658

Securities Lending Collateral 6.9%
Scudder Daily Assets Fund Institutional, 2.94% (d) (e) (Cost $13,530,310)	13,530,310	13,530,310

Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $1,185,211)	1,185,211	1,185,211

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $204,222,684) (a)	105.8	208,648,389
Other Assets and Liabilities, Net	(5.8)	(11,377,784)
Net Assets	100.0	197,270,605

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $204,505,302. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $4,143,087. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,346,419 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,203,332.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rates shown are the annualized seven-day yield at period end.

(c)	All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2005 amounted to $13,052,379, which is 6.6% of net assets.

(d)	Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipts.

GDR: Global Depositary Receipts.
The accompanying notes are an integral part of the financial statements.

Financial Statements
Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)

Assets
Investments:

Investments in securities, at value (cost $189,507,163) — including $13,052,379 of securities loaned	$193,932,868
Investment in Scudder Daily Assets Fund Institutional (cost $13,530,310)*	13,530,310
Investment in Scudder Cash Management QP Trust (cost $1,185,211)	1,185,211
Total investments in securities, at value (cost $204,222,684)	208,648,389
Foreign currency, at value (cost $1,764,950)	1,704,359
Receivable for investments sold	7,366,816
Dividends receivable	838,690
Interest receivable	9,449
Receivable for Fund shares sold	619,412
Foreign taxes recoverable	21,857
Other assets	34,643
Total assets	219,243,615
Liabilities
Due to custodian bank	3,511,880
Payable for investments purchased	4,643,927
Payable upon return of securities loaned	13,530,310
Payable for Fund shares redeemed	101,141
Accrued management fee	49,431
Other accrued expenses and payables	136,321
Total liabilities	21,973,010
Net assets, at value	$197,270,605
Net Assets
Net assets consist of:

Accumulated distributions in excess of net investment income	(833,921)
Net unrealized appreciation (depreciation) on:

Investments	4,425,705
Foreign currency related transactions	(27,686)
Accumulated net realized gain (loss)	184,593
Paid-in capital	193,521,914
Net assets, at value	$197,270,605

* Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)

Net Asset Value
Class A

Net Asset Value and redemption price(a) per share ($79,267,144 ÷ 4,577,595 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$17.32
Maximum offering price per share (100 ÷ 94.25 of $17.32)	$18.38
Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,074,659 ÷ 182,163 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$16.88
Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,932,584 ÷ 291,704 of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$16.91
Class AARP

Net Asset Value, offering and redemption price(a) per share ($6,411,663 ÷ 368,038 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$17.42
Class S

Net Asset Value, offering and redemption price(a) per share ($103,584,555 ÷ 5,950,903 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$17.41

(a)	Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.
The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)

Investment Income
Income:

Dividends (net of foreign taxes withheld of $223,513)	$2,074,840
Interest — Scudder Cash Management QP Trust	49,277
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	23,871
Interest	2,644
Total income	2,150,632
Expenses:

Management fee	1,126,474
Distribution service fees	106,252
Services to shareholders	294,436
Custodian and accounting fees	283,294
Auditing	41,923
Legal	4,467
Directors’ fees and expenses	4,764
Reports to shareholders	14,887
Registration fees	24,032
Other	2,712
Total expenses before expense reductions	1,903,241
Expense reductions	(212,916)
Total expenses after expense reductions	1,690,325
Net investment income (loss)	460,307
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments (net of foreign taxes of $116,986)	17,806,918
Foreign currency related transactions	(74,589)
17,732,329
Net unrealized appreciation (depreciation) during the period on:

Investments (net of deferred foreign tax credit of $61,751)	(1,738,337)
Foreign currency related transactions	(36,549)
(1,774,886)
Net gain (loss) on investment transactions	15,957,443
Net increase (decrease) in net assets resulting from operations	$16,417,750
The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six Months Ended
	April 30, 2005	Year Ended October 31,
Increase (Decrease) in Net Assets	(Unaudited)	2004
Operations:

Net investment income (loss)	$460,307	$826,854
Net realized gain (loss) on investment transactions	17,732,329	22,311,993
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,774,886)	(6,154,785)
Net increase (decrease) in net assets resulting from operations	16,417,750	16,984,062
Distributions to shareholders from:

Net investment income:

Class A	(275,943)	(30,674)
Class AARP	(36,894)	(8,998)
Class S	(728,883)	(298,201)
Fund share transactions:

Proceeds from shares sold	60,166,382	84,508,509
Reinvestment of distributions	737,653	299,059
Cost of shares redeemed	(27,250,805)	(39,491,211)
Redemption fees	36,694	67,059
Net increase (decrease) in net assets from Fund share transactions	33,689,924	45,383,416
Increase (decrease) in net assets	49,065,954	62,029,605
Net assets at beginning of period	148,204,651	86,175,046
Net assets at end of period (including accumulated distributions in excess of net investment income of $833,921 and $252,508, respectively)	$197,270,605	$148,204,651
The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A

Years Ended October 31,	2005[a]		2004		2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$15.61		$13.25		$8.69		$8.28	$10.25
Income (loss) from investment operations:

Net investment income (loss)[c]	.04		.08		.04		(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.75		2.29		4.52		.45	(1.95)
Total from investment operations	1.79		2.37		4.56		.41	(1.98)
Less distributions from:

Net investment income	(.08)		(.02)		—		—	—
Redemption fees	.00	***	.01		.00	***	.00 ***	.01
Net asset value, end of period	$17.32		$15.61		$13.25		$8.69	$8.28
Total Return (%)[d]	11.49	e**	18.00	[e]	52.47	[e]	4.95	(19.22	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79		49		16		8	.09
Ratio of expenses before expense reductions (%)	2.09	*	2.06		2.19		2.18	2.20	*
Ratio of expenses after expense reductions (%)	1.97	*	1.99		2.16		2.18	2.20	*
Ratio of net investment income (loss) (%)	.41	*	.56		.38		(.57)	(.86	)*
Portfolio turnover rate (%)	139	*	146		182		115	69

[a]	For the six months ended April 30, 2005 (Unaudited).

[b]	For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c]	Based on average shares outstanding during the period.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Class B

Years Ended October 31,	2005[a]		2004	2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$15.20		$12.98	$8.58		$8.25	$10.25
Income (loss) from investment operations:

Net investment income (loss)[c]	(.03)		(.02)	(.04)		(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.71		2.23	4.44		.45	(1.95)
Total from investment operations	1.68		2.21	4.40		.33	(2.01)
Redemption fees	.00	***	.01	.00	***	.00 ***	.01
Net asset value, end of period	$16.88		$15.20	$12.98		$8.58	$8.25
Total Return (%)[d]	11.05	e**	17.10 [e]	51.28	[e]	4.00	(19.51	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2	2		.64	.03
Ratio of expenses before expense reductions (%)	3.19	*	2.91	2.97		2.98	3.00	*
Ratio of expenses after expense reductions (%)	2.75	*	2.75	2.93		2.98	3.00	*
Ratio of net investment income (loss) (%)	(.37	)*	(.20)	(.39)		(1.37)	(1.66	)*
Portfolio turnover rate (%)	139	*	146	182		115	69

[a]	For the six months ended April 30, 2005 (Unaudited).

[b]	For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c]	Based on average shares outstanding during the period.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Class C

Years Ended October 31,	2005[a]		2004	2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$15.23		$13.01	$8.60		$8.26	$10.25
Income (loss) from investment operations:

Net investment income (loss)[c]	(.03)		(.02)	(.04)		(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.71		2.23	4.45		.46	(1.94)
Total from investment operations	1.68		2.21	4.41		.34	(2.00)
Redemption fees	.00	***	.01	.00	***	.00 ***	.01
Net asset value, end of period	$16.91		$15.23	$13.01		$8.60	$8.26
Total Return (%)[d]	11.03	e**	17.06 [e]	51.28	[e]	4.12	(19.41	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		3	2		1	.01
Ratio of expenses before expense reductions (%)	3.05	*	2.86	2.95		2.96	2.97	*
Ratio of expenses after expense reductions (%)	2.75	*	2.76	2.92		2.96	2.97	*
Ratio of net investment income (loss) (%)	(.37	)*	(.21)	(.38)		(1.35)	(1.63	)*
Portfolio turnover rate (%)	139	*	146	182		115	69

[a]	For the six months ended April 30, 2005 (Unaudited).

[b]	For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c]	Based on average shares outstanding during the period.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Class AARP

Years Ended October 31,	2005[a]		2004		2003		2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$15.73		$13.36		$8.73		$8.30	$11.11	$11.69
Income (loss) from investment operations:

Net investment income (loss)[c]	.05		.11		.06		(.03)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.77		2.31		4.57		.46	(2.81)	(.56)
Total from investment operations	1.82		2.42		4.63		.43	(2.82)	(.58)
Less distributions from:

Net investment income	(.13)		(.06)		—		—	—	—
Redemption fees	.00	***	.01		.00	***	.00 ***	.01	—
Net asset value, end of period	$17.42		$15.73		$13.36		$8.73	$8.30	$11.11
Total Return (%)	11.56	d**	18.24	[d]	53.04	[d]	5.18	(25.29)	(4.96	)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		4		2		.45	.15	.07
Ratio of expenses before expense reductions (%)	2.17	*	1.91		1.92		1.91	1.91	1.90	*
Ratio of expenses after expense reductions (%)	1.76	*	1.76		1.90		1.91	1.91	1.90	*
Ratio of net investment income (loss) (%)	.62	*	.79		.64		(.30)	(.05)	(.13	)**
Portfolio turnover rate (%)	139	*	146		182		115	69	42

[a]	For the six months ended April 30, 2005 (Unaudited).

[b]	For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Class S

Years Ended October 31,	2005[a]		2004		2003		2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$15.71		$13.34		$8.73		$8.29	$11.11	$11.75
Income (loss) from investment operations:

Net investment income (loss)[b]	.05		.11		.07		(.03)	(.01)	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.78		2.31		4.54		.47	(2.82)	(.54)[c]
Total from investment operations	1.83		2.42		4.61		.44	(2.83)	(.65)
Less distributions from:

Net investment income	(.13)		(.06)		—		—	—	—
Redemption fees	.00	***	.01		.00	***	.00 ***	.01	.01
Net asset value, end of period	$17.41		$15.71		$13.34		$8.73	$8.29	$11.11
Total Return (%)	11.57	d**	18.34	[d]	52.81	[d]	5.31	(25.38)	(5.45)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	104		89		65		38	42	71
Ratio of expenses before expense reductions (%)	2.05	*	1.93		1.92		1.91	1.91	2.66 [e]
Ratio of expenses after expense reductions (%)	1.76	*	1.76		1.90		1.91	1.91	2.30 [e]
Ratio of net investment income (loss) (%)	.62	*	.79		.64		(.30)	(.05)	(.87)
Portfolio turnover rate (%)	139	*	146		182		115	69	42

[a]	For the six months ended April 30, 2005 (Unaudited).

[b]	Based on average shares outstanding during the period.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reduction were 2.56% and 2.23%, respectively.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Notes to Financial Statements (Unaudited)
[GIF TO COME]
A. Significant Accounting Policies
Scudder Emerging Markets Fund (the “Fund”), formerly Scudder Emerging Markets Growth Fund, is a diversified series of Scudder International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.
Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.
Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.
Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.
Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.
At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $17,449,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($8,964,000), October 31, 2009 ($8,385,000) and October

31, 2010 ($100,000), the respective expiration dates, whichever occurs first.
Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.
Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund’s dividends-paid deduction on its federal income tax return.
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Redemption Fees. For the period from November 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class AARP and S shareholders for less than one year were assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.
Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.
B. Purchases and Sales of Securities
During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $157,640,788 and $122,444,490, respectively.
C. Related Parties
Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $500,000,000 of the Fund’s average daily net assets and 1.20% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.25% of the Fund’s average daily net assets.
Effective October 1, 2003 through February 28, 2006, the Advisor has contractually agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors’ counsel fees, and organizational and offering expenses).
Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation (“SSC”), also an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. (“DST”), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$56,280	$37,897	$9,474
Class B	6,765	6,116	1,776
Class C	7,145	6,128	1,874
Class AARP	13,082	11,395	2,951
Class S	164,191	149,708	14,829

	$247,463	$211,244	$30,904

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $80,900, of which $25,075 is unpaid at April 30, 2005.
Distribution Service Agreement . Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$10,444	$1,907
Class C	15,490	2,886

	$25,934	$4,793

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$71,834	$14,493	.22%
Class B	3,481	575	.25%
Class C	5,003	1,148	.24%

	$80,318	$16,216

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005, aggregated $6,761.
In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $6,331 and $546 respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2005, SDI received $500.
Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.
Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.
Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Funds paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $15 and $22, respectively.
D. Expense Reductions
In addition, for the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $1,672, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.
E. Investing in Emerging Markets
Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices are more volatile than those of comparable securities in the United States of America.
F. Line of Credit
The Fund and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.
G. Share Transactions
The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,180,512	$38,158,440	3,172,911	$47,353,581
Class B	78,675	1,360,130	226,550	3,262,299
Class C	140,474	2,412,738	156,770	2,308,886
Class AARP	133,152	2,373,816	233,962	3,508,465
Class S	898,630	15,861,258	1,880,963	28,075,278
		$60,166,382		$84,508,509
Shares issued to shareholders in reinvestment of dividends
Class A	4,744	$79,940	1,612	$22,426
Class AARP	1,891	32,026	621	8,692
Class S	36,979	625,687	19,166	267,941
		$737,653		$299,059

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(747,474)	$(12,974,594)	(1,225,914)	$(18,148,741)
Class B	(49,127)	(831,321)	(214,310)	(3,074,388)
Class C	(62,578)	(1,054,184)	(89,801)	(1,249,528)
Class AARP	(51,680)	(901,486)	(95,299)	(1,405,720)
Class S	(657,562)	(11,489,220)	(1,077,344)	(15,612,834)
		$(27,250,805)		$(39,491,211)
Redemption fees $36,694 $67,059
Net increase (decrease)
Class A	1,437,782	$25,271,306	1,948,609	$29,227,266
Class B	29,548	528,862	12,240	187,911
Class C	77,896	1,358,554	66,969	1,059,358
Class AARP	83,363	1,510,275	139,284	2,133,614
Class S	278,047	5,020,927	822,785	12,775,267
		$33,689,924		$45,383,416
H. Regulatory Matters and Litigation
Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources
For shareholders of Classes A, B and C

Automated Information Lines	ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site	scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048

To speak with a Scudder service representative.

Written Correspondence	Scudder Investments

PO Box 219356
Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza
Chicago, IL 60606-5808

(800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SEKAX	SEKBX	SEKCX
CUSIP Number	811165-760	811165-752	811165-745
Fund Number	479	679	779

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated	Easy-Access Line	SAILTM
Information Lines

	(800) 631-4636	(800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277	(800) SCUDDER

	To speak with an AARP Investment Program service representative.	To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments	Scudder Investments

	PO Box 219735	PO Box 219669
	Kansas City, MO 64121-9735	Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
(800) 621-1148

	Class AARP	Class S

Nasdaq Symbol	SEMMX	SEMGX

Fund Number	179	\079

Privacy Statement
This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.
We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.
In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.
We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.
For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor’s status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.
Questions on this policy may be sent to:
For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735
For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669
For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004
Notes
[GIF TO COME]
Notes
[GIF TO COME]
Notes
[GIF TO COME]
Notes
[GIF TO COME]
Notes
[GIF TO COME]
Notes
[GIF TO COME]
[GIF TO COME] [GIF TO COME]
ITEM 2. CODE OF ETHICS.
     Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
     Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
     Not Applicable
ITEM 6. SCHEDULE OF INVESTMENTS
     Not Applicable
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
     Not Applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.
ITEM 11. CONTROLS AND PROCEDURES.
(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.
ITEM 12. EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.
Form N-CSR Item F

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder Emerging Markets Fund, a series of
Scudder International Fund, Inc.

By:	/s/ Julian Sluyters

Julian Sluyters
Chief Executive Officer

Date:	June 30, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder Emerging Markets Fund, a series of
Scudder International Fund, Inc.

By:	/s/ Julian Sluyters

Julian Sluyters
Chief Executive Officer

Date:	June 30, 2005

By:	/s/ Paul Schubert

Paul Schubert
Chief Financial Officer

Date:	June 30, 2005

SCUDDER NEW ASIA FUND
SEMI-ANNUAL REPORT DATED JUNE 30, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSRS
Investment Company Act file number 811-4789
SCUDDER NEW ASIA FUND, INC.

(Exact Name of Registrant as Specified in Charter)
345 Park Avenue, New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (212) 454-7190
Paul Schubert
345 Park Avenue
New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/2005

ITEM 1. REPORT TO STOCKHOLDERS
SCUDDER NEW ASIA
FUND, INC.
Semiannual Report to Stockholders
June 30, 2005
A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.
Scudder New Asia Fund, Inc.
Investment Objective and Policies
long-term capital appreciation through investment primarily in the equity securities of Asian companies
Investment Characteristics
a closed-end investment company investing in a broad spectrum of Asian companies and industries a vehicle for international diversification through participation in Asian stock markets
General Information

Executive Offices	Scudder New Asia Fund, Inc.
345 Park Avenue
New York, NY 10154

Automated	Scudder Closed-End Fund Info Line
Information Line	1-800-349-4281

Web Site	www.ScudderNewAsia.com

or visit our Direct Link:

www.CEF.Scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar	Scudder Investments Service Company
P.O. Box 219066
Kansas City, MO 64121-9066

For account information: 1-800-294-4366
Dividend Reinvestment Plan Agent	UMB Bank, N.A.

Legal Counsel	Dechert LLP

Custodian	Brown Brothers Harriman & Co.

Independent Registered	PricewaterhouseCoopers LLP
Public Accounting Firm

New York Stock Exchange Symbol — SAF

Contents
Click Here Portfolio Management Review
Click Here Other Information
Click Here Investment Summary
Click Here Portfolio Summary
Click Here Investment Portfolio
Click Here Financial Statements
Click Here Financial Highlights
Click Here Notes to Financial Statements
Click Here Dividend Reinvestment and Cash Purchase Plan
Click HerePrivacy Statement
Investments in funds involve risks. The fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.
Portfolio Management Review
In the following interview, Lead Portfolio Manager Terrence Gray discusses the market environment, fund performance and his team’s strategy in managing Scudder New Asia Fund during the six-month period ended June 30, 2005.
Q: How did Asian stocks perform during the first half of 2005?
A: The fund’s benchmark — a blend of 75% MSCI All-Country Asia Free ex Japan Index and 25% MSCI Japan Index, returned 1.59% during the period. In comparison, the MSCI World Index returned -0.70%. 1
1The MSCI All-Country Asia Free ex Japan Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region, excluding Japan.
The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
The MSCI World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East.
MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates.
The indices assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
The underperformance of the Asian markets was due largely to the weakness in Japanese stocks which produced a loss in the mid-single digits. The country’s economy has yet to fully recover, as evidenced by the mixed nature of the data that was released during the period. While the consumer sector finally appears to be improving, industrial production remains subdued. Additionally, rising oil prices have taken a toll on Japan since it relies on imports to fulfill its energy needs.
Although Japan’s market underperformed, the non-Japan Asian countries that make up the benchmark generally produced returns in the low- to mid-single digits. This part of the world has been in a “sweet spot” within the current global investment environment. Asia’s economic growth continues to outpace the rest of the world, due in part to the continued expansion of its consumer sector. Growth in China — a driver for the entire region — has remained on track despite fears that the country’s economy would slow. In addition, the US economy has continued to grow at a rate of approximately 3.25%, keeping the environment favorable for Asian exporters. On the corporate level, Asian companies continue to deliver robust earnings results that are outstripping the pace of earnings growth worldwide. Strong earnings, in turn, have contributed to the continued improvement in the health of the region’s corporations, and this has translated into rising cash levels and relatively high dividend yields for many companies. Additionally, many Asian corporations are maturing into global companies with brand names that are recognizable worldwide. All of these factors have resulted in positive market performance largely because valuations in most Asian countries have been at levels that are attractive relative to both the global markets and to their own histories. And despite the gains of the past two-plus years, valuations have not become excessive due largely to the strength in corporate earnings growth.
Q: How did the fund perform?
A: The fund’s total return based on its net asset value (NAV) was 4.06% during the six-month period ended June 30, 2005. Its total return based on market value price was 8.53% during those six months. The shares, which are quoted on the NYSE, closed at $16.02 at the end of the period, representing a discount of 9% to NAV. (Past performance is no guarantee of future results. Please see pages 14 through 15 for more complete performance information.)
Q: What factors helped performance?
A: Two key reasons for the fund’s strong performance were our stock selections within the technology and the construction and engineering sectors. We will discuss each in turn:
Technology: Our emphasis on fast-growing companies that are well-positioned within their respective industries helped the fund’s position in technology to outperform despite a potentially challenging investment backdrop. Top performers included the mid-cap Korean semi- conductor stock SFA Engineering Corp., which we identified as a company with quality niches, a rising market share and, at the time of the fund’s initial purchase, a single-digit price-to-earnings ratio. Our favored holdings within technology include Kingboard Chemical Holdings Ltd., which makes the laminates used in personal computer motherboards, the Taiwanese semiconductor foundries such as AU Optronics Corp. and Taiwan Semiconductor Manufacturing Co., Ltd., and the semiconductor testing and packaging company Siliconware Precision Industries Co.
Construction and engineering: In this sector, the fund continued to benefit from its positions in companies with exposure to the booming market for liquid natural gas (LNG). Rising oil prices have led to the search for alternative energy supplies, and LNG companies have been among the beneficiaries. The fund continues to hold a position in Chiyoda Corp., a Japanese manufacturer of LNG plants. Chiyoda, which recently received the largest order in history from the Saudi Arabian government, continues to perform well as investors aggressively search for exposure to LNG stocks. Daewoo Shipbuilding and Marine Engineering Co., Ltd., which is one of the leading manufacturers of high-end LNG containers, also benefited from the growing investor interest in this area.

Q: What were some notable detractors from performance?
A: The key detractors were largely individual stocks. The fund’s position in People’s Food of China, a Singapore-based food manufacturer, declined as pricing pressures cut into the company’s profits. The stock is no longer held in the portfolio. Another important detractor was that the fund did not own Petrochina, China’s leading oil and gas producer. The stock performed very well during the first half of the year on the strength of rising energy prices, but the fund did not hold a position due to our belief that we can add more value through investments in smaller companies with less institutional following, such as Chiyoda. Precious Shipping PCL, a Thai company, was hurt by the broad decline in shipping rates worldwide. Although the downtrend in shipping rates rattled investors, we retained our position because our analysis showed that the company’s pricing power remains intact. Additionally, even if the company does have to lower prices at some point, its high level of free cash flow should act as a cushion. We are therefore willing to ride out what we see as the stock’s short-term weakness.
Q: Have you made any important changes to the portfolio?
A: In our December report to shareholders, we noted that we had increased the fund’s weighting in technology stocks due to what we saw as their attractive valuation levels and high dividend yields. The tech sector as a whole did not perform particularly well during the first half of the year, but we continue to believe that investors are too pessimistic on the industry. We are encouraged by the strong performance of our stock picks within this group, and we will continue to look for opportunities to add to some of our favored names when market weakness presents the opportunity.
Believing that the move in basic materials stocks has played itself out, we continue to reduce the fund’s weighting in this group. In our view, better investments are available in both LNG stocks and domestic consumption plays such as banks and brokerage stocks in Japan and Korea, and property companies such as China Vanke Co. Ltd., a developer that we believe should prosper as China’s population gains wealth and becomes more urbanized. The fund also owns positions in Shangri-La Asia Ltd. and Hotel Leelaventure Ltd., hotel stocks that we believe will benefit from increased travel of Chinese and Indian citizens. We believe companies such as these represent a better risk/reward profile than many materials stocks, given the steady growth of the consumer sector and the declining prices of certain commodities. As a result, we have taken profits in materials stocks such as Newcrest Mining Ltd. and Rio Tinto PLC and steel stocks such as JFE Holdings Inc. of Japan. (As of June 30, 2005, the position in Rio Tinto PLC was sold.)
On a country basis, we continue to see opportunity in Thailand. A recent purchase was True Corp. PCL, a telecommunications provider that we anticipate will benefit from both regulatory changes and the fast-growing demand for wireless services in Asia.
Finally, it is important to note that we are continuing to look for opportunities among mid- and small-cap stocks. We are more comfortable investing in companies in which we believe we have an informational advantage, which is not always the case among the region’s heavily-followed large-caps. Additionally, opportunities are more plentiful in these areas to find fast-growing, reasonably-valued stocks that have not yet been discovered by the market. An example that has performed well and that we continue to favor is Daegu Bank, a Korean regional bank that caters to mid- and small-sized enterprises. The stock offers strong earnings growth, a solid yield and, in our view, an attractive valuation. The fund’s weighting in mid- and small-caps increased by about two percentage points during the period, bringing its total weighting in this area to approximately 35% of assets.
Q: What is your broad view on the Asian markets?

A: It is reasonable to expect that market performance will cool somewhat from its recent pace, given that Asian equities have performed so well in recent years. In addition, we remain mindful of potential risks, such as slower global growth, rising US interest rates, and the possible disruptions associated with a Chinese currency revaluation. Having said this, we believe the fundamental trends that are unfolding in the Asian economies represent important long-term changes that have only begun to play out. The Chinese growth story, the expansion of the middle class, and the rise of Asian companies onto the global stage all represent important multiyear trends. In short, we remain very optimistic on the long-term outlook for Asian equities.
The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.
Other Information
Investment Manager
Deutsche Investment Management Americas Inc. (“DeIM”), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.
Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., Scudder Global Commodities Stock Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.
Recent Events
On July 5, 2005, the Board of Directors approved terminating the Research and Advisory Agreement between DeIM and Deutsche Asset Management (Asia) Limited.
The Board of Directors also approved a proposal providing for the reorganization of the fund into Scudder Emerging Markets Fund (“Emerging Markets Fund”), which is a registered open-end investment company. The Board of Directors of the Emerging Markets Fund has approved in principle the proposed reorganization, and will conduct a final review of the transaction at its meeting in early August. The Board of Directors of the fund plans to submit the proposed reorganization to shareholders at the fund’s annual shareholder meeting, currently expected to take place in October 2005. There can be no assurance that shareholders of the fund will approve the proposed reorganization.
Changes in Officers
On July 5, 2005, the Board of Directors elected Paul Schubert as Treasurer, replacing Charles A. Rizzo. Mr. Schubert also serves as the fund’s Chief Financial Officer. The Board also elected Carole Coleman as Vice President and Secretary, replacing Bruce A. Rosenblum, and Scott McHugh as Assistant Treasurer, replacing Kevin Gay.
Changes in Directors’ Retirement Dates
The fund expects that William H. Luers would continue as a Director until his term expires at the fund’s 2005 annual meeting, and that Robert J. Callander, because of his responsibilities as Chairman of the Board, would continue as a Director until his term expires at the fund’s 2006 annual meeting. The fund had indicated previously that both Directors were expected to retire in April 2005.
Proxy Voting
A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.
Dividend Reinvestment Plan and Cash Purchase Plan
The fund’s Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 31. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.
Share Repurchases
The Board of Directors of Scudder New Asia Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund’s shares trade at a discount to their NAV. Subject to periodic review by the fund’s Board of Directors, repurchases may be made at such time and in such amounts as the fund’s Manager believes will further the achievement of the fund’s objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year’s dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year’s dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year’s dividends or until such time during the calendar year that the fund’s Manager has a more accurate projection of the calendar year’s dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the six months ended June 30, 2005, there were no fund shares repurchased by the fund pursuant to the share repurchase plan as described above.
Net Asset Value
The fund’s NAV is available daily on our Web site at www.ScudderNewAsia.com or visit our Direct Link www.CEF.Scudder.com. The fund’s NAV is published weekly on Monday and the fund’s Market Value is published every weekday in The Wall Street Journal under the heading “Closed End Funds.” The fund’s Market Value is also published in The New York Times and Barron’s.
Investment Summary as of June 30, 2005
All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.CEF.Scudder.com for the Fund’s most recent performance.
Historical Information as of June 30, 2005

	Total Return (%) (e)
	Market Value (a)		Net Asset Value (a)		Index (b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	6.59	—	1.56	—	1.57	—
One Year	26.24	26.24	20.42	20.42	17.17	17.17
Three Year	75.24	20.56	61.55	17.34	41.83	12.36
Five Year	32.89	5.85	6.91	1.35	-2.09	-.42
Ten Year	48.74	4.05	59.02	4.75	-13.90	-1.49

	Total Return (%)
	Index (c)		Index (d)
	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	4.38	—	-3.56	—
One Year	27.78	27.78	-1.48	-1.48
Three Year	60.28	17.03	22.98	7.14
Five Year	20.28	3.76	-28.71	-6.54
Ten Year	3.55	.35	-18.91	-2.07
Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Per Share Information and Returns(a)
Yearly periods ended June 30

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Net Asset Value ($)	16.06	17.26	10.28	17.03	20.16	11.09	11.02	10.78	14.76	17.69
Income Dividends ($)	.02	.03	.15	—	—	—	—	—	.02	.07
Capital Gains Distributions ($)	.87	.37	.29	—	.61	2.04	—	—	—	—
Total Return (%)	5.70	10.85	-37.67	65.66	22.96	-33.40	-.63	-2.18	37.15	20.42
(a) Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund’s shares traded during the period.
(b) A blend of 75% MSCI All-Country Asia Free ex Japan Index and 25% MSCI Japan Index as described below.
(c) The MSCI All-Country Asia Free ex Japan Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region, excluding Japan. The index is calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates. The index assumes reinvestment of dividends.
(d) The MSCI Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan. The index is calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates. The index assumes reinvestment of dividends.
(e) Returns less than one year are not annualized.
Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly in an index.
Portfolio Summary as of June 30, 2005

Asset Allocation	6/30/05	12/31/04
Common Stocks	97%	97%
Preferred Stocks	2%	2%
Exchange Traded Fund	—	1%
Cash Equivalents	1%	—
	100%	100%

Geographical Diversification (Excludes Cash Equivalents)	6/30/05	12/31/04
Korea	22%	20%
Japan	17%	18%
Taiwan	17%	16%
Hong Kong	14%	14%
China	7%	6%
India	6%	5%
Thailand	5%	5%
Malaysia	4%	4%
Indonesia	3%	3%
Other	5%	9%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/05	12/31/04
Financials	27%	28%
Information Technology	24%	20%
Industrials	19%	18%
Materials	10%	13%
Telecommunication Services	9%	8%
Consumer Discretionary	5%	7%
Energy	3%	2%
Consumer Staples	2%	2%
Utilities	1%	1%
Other	—	1%
	100%	100%
Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2005 (26.8% of Net Assets)

1. Samsung Electronics Co., Ltd.

Manufacturer of electronic parts	6.9%

2. Taiwan Semiconductor Manufacturing Co., Ltd.

Manufacturer of integrated circuits and other semiconductor devices	3.3%

3. Chiyoda Corp.

Maker of liquid national gas containers	2.7%

4. PT Telekomunikasi Indonesia “B”

Provider of telecommunication services	2.5%

5. Daegu Bank

Provider of commercial banking services	2.3%

6. Siliconware Precision Industries Co.

Manufacturer of packaging for integrated credits	2.0%

7. AEON Mall Co., Ltd.

Develops, manages and maintains large-scale shopping malls	1.9%

8. Mitsubishi Tokyo Financial Group, Inc.

Provides a variety of financial and investment services	1.8%

9. Kingboard Chemical Holdings Ltd.

Manufacturer of laminates, copper foil and glass fabric	1.7%

10. Midland Realty Holdings Ltd.

Provider of residential property services	1.7%
Portfolio holdings are subject to change.
For more complete details about the Fund’s investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Please call 1-800-349-4281.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.
Investment Portfolio as of June 30, 2005 (Unaudited)

	Shares	Value ($)
Common Stocks 97.2%
Australia 1.3%
Newcrest Mining Ltd. (Cost $560,685)	157,588	2,079,298
Canada 0.7%
PetroKazakhstan, Inc. “A” (Cost $1,205,195)	27,800	1,016,924
China 7.1%
Beijing Capital International Airport Co., Ltd. “H”	1,698,000	673,312
Chen Hsong Holdings Ltd.	572,000	323,542
China Oilfield Services Ltd. “H”	3,381,800	1,232,775
China Petroleum & Chemical Corp. “H”	4,124,000	1,612,839
China Techfaith Wireless Communication Technology Ltd. (ADR)*	16,000	260,320
China Telecom Corp., Ltd. “H”	3,624,000	1,283,070
China Vanke Co., Ltd. “B”*	3,203,100	1,400,587
Ctrip.com International Ltd. (ADR)*	20,400	1,037,952
Foxconn International Holdings Ltd.*	1,688,000	1,266,394
Harbin Power Equipment Co., Ltd. “H”	2,781,300	1,042,997
Shanghai Electric Group Co., Ltd. “H”*	3,760,000	849,743
(Cost $9,361,786)		10,983,531
Hong Kong 13.9%
Cheung Kong Holdings Ltd.	204,000	1,972,225
China Mobile (Hong Kong) Ltd. (ADR)	44,600	829,114
China Resources Power Holdings Co., Ltd.	1,556,000	864,770

	Shares	Value ($)
Citic Pacific Ltd.	257,000	749,798
Fountain Set Holdings Ltd.	1,431,300	734,456
Hong Kong Exchange & Clearing Ltd.	890,000	2,305,377
Hongkong Land Holdings Ltd.	646,000	1,799,748
Hutchison Whampoa Ltd.	286,000	2,570,471
Kingboard Chemical Holdings Ltd.	833,200	2,641,324
Li & Fung Ltd.	468,000	968,359
Midland Realty Holdings Ltd.	4,640,500	2,582,401
Shangri-La Asia Ltd.	942,000	1,455,180
Skyworth Digital Holdings Ltd.	3,878,700	434,239
Wing Hang Bank Ltd.	254,000	1,648,825
(Cost $16,792,421)		21,556,287
India 5.6%
Bharti Tele-Ventures Ltd.*	149,300	833,386
Dr. Reddy’s Laboratories Ltd. (ADR)	28,400	480,528
Hotel Leelaventure Ltd.	133,299	573,717
Housing Development Finance Corp., Ltd.	49,900	1,012,958
Jet Airways (India) Ltd.*	17,200	499,547
Jindal South West Holdings Ltd.*	39,325	175,843
Jindal Vijaynagar Steel Ltd.	157,300	909,389
Reliance Industries Ltd.	125,400	1,850,374
Satyam Computer Services Ltd.	113,700	1,324,092
Sintex Industries Ltd.	86,480	1,028,205
(Cost $6,669,232)		8,688,039
Indonesia 2.4%
PT Telekomunikasi Indonesia (ADR)	50,100	1,044,585
PT Telekomunikasi Indonesia “B”	5,346,000	2,756,359
(Cost $2,048,350)		3,800,944
Japan 17.4%
AEON Mall Co., Ltd.	86,000	3,016,959
Chiyoda Corp.	345,000	4,235,462
Diamond City Co., Ltd.	26,000	860,304
eAccess Ltd.	750	500,459
JFE Holdings, Inc.	42,600	1,046,941
Kamigumi Co., Ltd.	138,000	1,060,617
KDDI Corp.	188	867,412
Matsui Securities Co., Ltd.	199,500	2,133,467
Mitsubishi Tokyo Financial Group, Inc.	330	2,785,643
Nissan Motor Co., Ltd.	69,000	679,256
Nitto Denko Corp.	25,000	1,421,998
Park24 Co., Ltd.	94,000	1,856,552
Sumitomo Corp.	309,000	2,461,453
Sumitomo Realty & Development Co., Ltd.	166,000	1,849,321
Taisei Corp.	197,000	662,601
Tosoh Corp.	361,000	1,489,256
(Cost $19,035,916)		26,927,701

	Shares	Value ($)
Korea 19.7%
Daegu Bank	415,300	3,542,008
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	69,300	1,321,972
Entergisul Co., Ltd.	37,382	785,253
GS Holdings Corp.	60,900	1,431,175
Hyundai Mobis	26,100	1,746,526
Insun ENT Co., Ltd.	39,000	673,897
INTOPS Co., Ltd.	40,500	933,631
Korea Exchange Bank*	115,300	1,005,789
Korea Information Service, Inc.	80,100	1,534,828
KT&G Corp.	43,200	1,689,906
LG Card Co., Ltd.*	22,800	752,043
LG Electronics, Inc.	28,700	1,808,716
NEPES Corp.*	748	8,846
POSCO (ADR)	17,200	756,284
S-Oil Corp.	8,800	700,385
Samsung Electronics Co., Ltd.	19,880	9,418,996
Samsung SDI Co., Ltd.	8,010	747,759
SFA Engineering Corp.	35,750	920,633
Taegu Department Store Co., Ltd.	83,600	772,063
(Cost $18,336,075)		30,550,710
Malaysia 4.3%
Airasia Bhd.*	2,357,200	1,014,307
Commerce Asset-Holding Bhd.	1,442,000	1,914,968
Maxis Communications Bhd.	443,100	1,130,087
Resorts World Bhd.	485,300	1,211,447
SP Setia Bhd.	1,240,000	1,329,460
(Cost $6,905,826)		6,600,269
Philippines 2.1%
Manila Water Co.*	6,134,200	689,694
Philippine Long Distance Telephone Co. (ADR)*	70,500	2,048,025
SM Investments Corp.	110,950	505,187
(Cost $2,742,837)		3,242,906
Singapore 0.6%
Chartered Semiconductor Manufacturing Ltd. (ADR)* (Cost $848,642)	116,700	897,423
Taiwan 17.0%
AU Optronics Corp. (ADR)	79,700	1,350,118
Cathay Financial Holding Co., Ltd.	387,000	778,700
China Steel Corp.	874,800	881,213
CHIPBOND Technology Corp.	415,994	524,126
Chungwha Telecom Co., Ltd.	611,500	1,248,519
Formosa Chemicals & Fibre Corp.	599,000	1,159,234
Hon Hai Precision Industry Co., Ltd.	297,849	1,541,623
Hotai Motor Co., Ltd.	395,700	941,631
Hung Poo Real Estate Development Corp.	775,000	604,310
Mega Financial Holding Co., Ltd.	3,026,520	1,986,857

	Shares	Value ($)
Princeton Technology Corp.	727,000	702,477
Siliconware Precision Industries Co.	3,147,400	3,079,235
Ta Chong Bank Ltd.*	3,791,982	1,179,816
Taiwan Semiconductor Manufacturing Co., Ltd.	2,933,733	5,069,333
Uni-President Enterprises Corp.	1,683,000	790,488
United Microelectronics Corp.*	2,632,000	1,902,659
XAC Automation Corp.	400,000	464,616
Yang Ming Marine Transport	764,000	680,676
Yuanta Core Pacific Securities Co.	2,089,926	1,540,325
(Cost $22,235,655)		26,425,956
Thailand 5.1%
Bangkok Bank PCL (Foreign Registered)	915,000	2,381,066
Precious Shipping PCL (Foreign Registered)	907,900	939,207
Thai Olefins PCL (Foreign Registered)	583,300	811,609
The Siam Cement PCL (Foreign Registered)	266,400	1,557,358
True Corp. PCL (Foreign Registered)*	8,521,000	2,144,425
(Cost $6,656,477)		7,833,665
Total Common Stocks (Cost $113,399,097)		150,603,653

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $841)	91,000	57,380

Preferred Stocks 2.1%
Korea
Daishin Securities Co., Ltd.	209,100	2,003,704
Samsung Electronics Co., Ltd.	3,800	1,240,334
Total Preferred Stocks (Cost $2,055,536)		3,244,038

Rights 0.0%
Thailand
True Corp. PCL* (Cost $0)	299,999	0
Cash Equivalents 0.5%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $846,630)	846,630	846,630

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $116,302,104) (a)	99.8	154,751,701
Other Assets and Liabilities, Net	0.2	227,687
Net Assets	100.0	154,979,388
* Non-income producing security.
(a) The cost for federal income tax purposes was $117,613,651. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $37,138,050. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,749,094 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,611,044.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR: American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments:
Investments in securities, at value (cost $115,455,474)	$153,905,071
Investment in Scudder Cash Management QP Trust (cost $846,630)	846,630
Total investments in securities, at value (cost $116,302,104)	154,751,701
Foreign currency, at value (cost $336,394)	333,370
Dividends receivable	378,122
Interest receivable	5,160
Foreign taxes recoverable	33,454
Other assets	4,618
Total assets	155,506,425
Liabilities
Deferred foreign taxes	122,115
Accrued management fee	147,827
Other accrued expenses and payables	257,095
Total liabilities	527,037
Net assets, at value	$154,979,388
Net Assets
Net assets consist of:

Accumulated distributions in excess of net investment income	(553,824)
Net unrealized appreciation (depreciation) on:

Investments (net of deferred foreign taxes of $122,115)	38,327,482
Foreign currency related transactions	(4,897)
Accumulated net realized gain (loss)	3,091,327
Cost of 181,600 shares held in treasury	(1,526,821)
Paid-in capital	115,646,121

Net assets, at value	$154,979,388
Net Asset Value per share ($154,979,388 ÷ 8,759,833 outstanding shares of common stock, issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$17.69

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income:
Dividends (net of foreign taxes withheld of $155,319)	$1,502,817
Interest — Scudder Cash Management QP Trust	15,614
Total Income	1,518,431
Expenses:

Management fee	911,168
Services to shareholders	16,887
Custodian and accounting fees	181,247
Auditing	29,373
Legal	104,419
Directors’ fees and expenses	52,064
Reports to shareholders	39,413
NYSE listing fee	9,917
Other	38,266
Total expenses, before expense reductions	1,382,754
Expense reductions	(509)
Total expenses, after expense reductions	1,382,245
Net investment income (loss)	136,186
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments (net of foreign taxes of $61,064)	4,321,668
Foreign currency related transactions	(1,693)
4,319,975
Net unrealized appreciation (depreciation) during the period on:

Investments (net of deferred foreign taxes of $15,184)	1,528,321
Foreign currency related transactions	(11,792)
1,516,529
Net gain (loss) on investment transactions	5,836,504
Net increase (decrease) in net assets resulting from operations	$5,972,690
The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six Months	Year Ended
	Ended June 30, 2005	December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2004
Operations:

Net investment income (loss)	$136,186	$566,222
Net realized gain (loss) on investment transactions	4,319,975	24,277,259
Net unrealized appreciation (depreciation) during the period on investment transactions	1,516,529	(10,171,509)
Net increase (decrease) in net assets resulting from operations	5,972,690	14,671,972
Distributions to shareholders from:
Net investment income	(613,188)	(192,716)
Increase (decrease) in net assets	5,359,502	14,479,256
Net assets at beginning of period	149,619,886	135,140,630
Net assets at end of period (including accumulated distributions in excess of net investment income of $553,824 and $76,822, respectively)	$154,979,388	$149,619,886
Other Information
Shares outstanding at beginning of period	8,759,833	8,759,833
Shares repurchased	—	—
Shares outstanding at end of period	8,759,833	8,759,833
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005[a]		2004	2003	2002	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$17.08		$15.43	$9.42	$10.43	$12.26	$24.09
Income (loss) from investment operations:
Net investment income (loss)[b]	.02		.06	.03	(.07)	(.04)	(.19)
Net realized and unrealized gain (loss) on investment transactions	.66		1.61	5.95	(.94)	(1.70)	(9.08)
Total from investment operations	.68		1.67	5.98	(1.01)	(1.74)	(9.27)
Less distributions from:
Net investment income	(.07)		(.02)	—	—	—	—
Net realized gains on investment transactions	—		—	—	—	(.09)	(2.56)
Total distributions	(.07)		(.02)	—	—	(.09)	(2.56)
NAV accretion resulting from repurchases of shares at value	—		—	.03	—	—	—
Net asset value, end of period	$17.69		$17.08	$15.43	$9.42	$10.43	$12.26
Market value, end of period	$16.02		$14.83	$14.33	$7.71	$8.46	$9.31
Total Return
Based on net asset value (%)[c]	4.06	**	10.81	63.80	(9.68)	(14.17)	(36.57)
Based on share market value (%)[c]	8.53	**	3.66	85.86	(8.87)	(8.32)	(41.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155		150	135	84	93	108
Ratio of expenses (%)	1.82	*	1.81	2.04	1.99	1.89	1.68
Ratio of net investment income (loss) (%)	.18	*	.42	.28	(.70)	(.35)	(.95)
Portfolio turnover rate (%)	46	*	92	80	101	161	121
a For the six months ended June 30, 2005 (Unaudited).
bBased on average shares outstanding during the period.
cTotal return based on net asset value reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.
* Annualized
**Not annualized

Notes to Financial Statements (Unaudited)
A. Significant Accounting Policies
Scudder New Asia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company organized as a Maryland corporation.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.
Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.
Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.
At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $574,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($574,000), the expiration date, whichever occur first.
Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.
Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.
B. Purchases and Sales of Securities
During the six months ended June 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $34,367,976 and $35,900,586, respectively.
C. Related Parties
Management Agreement. Under the Management Agreement with Deutsche Investment Management

Americas Inc. (“DeIM” or the “Manager”), an indirect wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly is equal to an annual rate of 1.25% of the first $75,000,000 of the Fund’s average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the six months ended June 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.20% of the Fund’s average weekly net assets. Deutsche Asset Management (Asia) Limited (“DeAM Asia”), also a wholly owned subsidiary of Deutsche Bank AG, served as subadvisor with respect to the investment and reinvestment of assets in the Fund.
Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by SISC aggregated $8,100, of which $4,050 is unpaid.
Scudder Service Corporation (“SSC”), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by SSC aggregated $7,500, of which $5,000 is unpaid.
Scudder Fund Accounting Corporation (“SFAC”), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by SFAC aggregated $54,285, of which $10,013 is unpaid.
Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.
Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds’ investments in the QP Trust.
D. Expense Reductions
For the six months ended June 30, 2005, the Manager agreed to reimburse the Fund $509, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.
E. Investing in Emerging Markets
Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.
F. Line of Credit
The Fund and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.
G. Fund Merger
On July 5, 2005, the Board of Directors also approved a proposal providing for the reorganization of the fund into Scudder Emerging Markets Fund (“Emerging Markets Fund”), which is a registered open-end investment company. The Board of Directors of the Emerging Markets Fund has approved in principle the proposed reorganization, and will conduct a final review of the transaction at its meeting in early August. The Board of Directors of the fund plans to submit the proposed reorganization to shareholders at the fund’s annual shareholder meeting, currently expected to take place in October 2005. There can be no assurance that shareholders of the fund will approve the proposed reorganization.
Dividend Reinvestment and Cash Purchase Plan
The Plan
The fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the “Transfer Agent”) and UMB Bank, N.A. (the “Plan Agent”). Note that the fund’s share price for purposes of the Plan is calculated net of due-bills, if applicable.
The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.
Automatic Participation
Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.
Shares Held by a Nominee
If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.
Pricing of Dividends and Distributions
If the market price per share on the payment date for the dividend or distribution (the “Valuation Date”) equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund’s common stock that are issued but not outstanding (“Treasury Stock”) to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund’s common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant’s pro rata share of brokerage commissions) to buy fund shares in the open market for the participant’s account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ account on, or shortly after, the payment date.
Voluntary Cash Purchases
Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund’s shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.
Participant Plan Accounts
The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.
No Service Fee to Reinvest
There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent’s and/or Transfer Agent’s fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of any dividends or capital gains distributions.
Costs for Cash Purchases
With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of fund shares in connection with voluntary cash payments made by the participant.
Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
Amendment or Termination
The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days’ written notice to participants in the Plan.
A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.
If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.
Transfer Agent Address and Telephone Number
You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Privacy Statement
This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.
We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.
In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.
We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.
Questions on this policy may be sent to:
Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415
September 2004
Notes

Notes
Notes
ITEM 2. CODE OF ETHICS.
     Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
     Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
     Not Applicable
ITEM 6. SCHEDULE OF INVESTMENTS
     Not Applicable
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Scudder New Asia Fund
Item 9 of Form N-CSR — Repurchase Disclosure

			(c)	(d)
			Total	Maximum
			Number of	Number of
			Shares	Shares
	(a)	(b)	Purchased	that May
	Total	Average	as Part of	Yet Be
	Number	Price	Publicly	Purchased
	of	Paid	Announced	Under the
	Shares	per	Plans or	Plans or
Period	Purchased	Share	Programs	Programs

January 1 through January 31	0	$0	n/a	n/a
February 1 through February 28	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	0	$0	n/a	n/a
June 1 through June 30	0	$0	n/a	n/a

Total	0	$0	n/a	n/a

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.
ITEM 11. CONTROLS AND PROCEDURES.
(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.
ITEM 12. EXHIBITS.
(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder New Asia Fund, Inc.

By:	/s/Julian Sluyters

Julian Sluyters Chief Executive Officer

Date:	August 23, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder New Asia Fund, Inc.

By:	/s/Julian Sluyters

Julian Sluyters Chief Executive Officer

Date:	August 23, 2005

By:	/s/ Paul Schubert

Paul Schubert Chief Financial Officer

Date:	August 23, 2005

SCUDDER NEW ASIA FUND
ANNUAL REPORT DATED DECEMBER 31, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM N-CSR
Investment Company Act file number 811-4789
SCUDDER NEW ASIA FUND, INC.
(Exact Name of Registrant as Specified in Charter)
345 Park Avenue, New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (617) 295-2663
Salvatore Schiavone
Two International Place
Boston, Massachusetts 02110

(Name and Address of Agent for Service)
Date of fiscal year end: 12/31
Date of reporting period: 12/31/04

ITEM 1. REPORT TO STOCKHOLDERS
SCUDDER
FUND, INC.
Annual Report to Stockholders
December 31, 2004
A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.
(GIF TO COME)   Scudder New Asia Fund, Inc.
Investment Objective and Policies
long-term capital appreciation through investment primarily in the equity securities of Asian companies
Investment Characteristics
a closed-end investment company investing in a broad spectrum of Asian companies and industries a vehicle for international diversification through participation in Asian stock markets

(GIF TO COME)  General Information

Executive Offices	Scudder New Asia Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line	Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site	www.ScudderNewAsia.com or visit our Direct Link: www.CEF.Scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent	UMB Bank, N.A.

Legal Counsel	Dechert LLP

Custodian	Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — SAF

(GIF TO COME)  Contents

4 Portfolio Management Review

11 Other Information

15 Investment Summary

17 Portfolio Summary

19 Investment Portfolio

23 Financial Statements

26 Financial Highlights

27 Notes to Financial Statements

32 Report of Independent Registered Public Accounting Firm

33 Tax Information

35 Dividend Reinvestment and Cash Purchase Plan

39 Stockholder Meeting Results

40 Directors and Officers
Investments in funds involve risks. The fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

(GIF TO COME)   Portfolio Management Review
In the following interview, Lead Portfolio Manager Terrence Gray discusses the market environment, fund performance and his strategy in managing Scudder New Asia Fund during the 12-month period ended December 31, 2004.
Q: Asian stocks performed well in 2004. What were some of the causes for this rally?
A: Amid a positive environment for stock markets worldwide, Asian equities outperformed as investors sought to take advantage of the wealth of fast-growing, reasonably valued companies in the region. The Asian markets were helped by several factors, including robust global growth, continued strength in US consumption trends and ample liquidity in the global financial markets (which fueled investors’ appetites for risk). Dollar-based investors also benefited from the strength of Asian currencies in relation to the US dollar. These factors helped propel the fund’s benchmark — a blend of the MSCI All-Country Asia Free ex Japan Index (75%) and the MSCI Japan Index (25%) — to a return of 15.16%.* In comparison, the broader MSCI World Index — an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East — returned 14.72%. Indonesia was the region’s best performing market with a gain of 50.64%, while Thailand was the worst performer with a loss of 1.24%.1

*	Effective October 6, 2004 the MSCI All-Country Asia Free ex Japan Index and the MSCI Japan Index replaced the MSCI World Index as the fund’s benchmark because the manager believes the MSCI All-Country Asia Free ex Japan Index and the MSCI Japan Index are more representative of markets in which the fund invests and better represent the fund’s objectives.

[1]	The MSCI All-Country Asia Free ex Japan Index is an unmanaged, capitalization-weighted measure of stock markets in the Asia region, minus Japan. The MSCI Japan Index is an unmanaged, capitalization-weighted measure of the Japanese stock market.
The MSCI World Index is an unmanaged, capitalization-weighted measure of global markets including the US, Canada, Europe, Australia and the Far East.
MSCI indices are calculated using closing local market prices and convert to US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of all dividends, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

While the Asian markets produced favorable results in 2004, market volatility was quite high. Investors had to contend with the emergence of the Asian bird flu early in the year, as well as concerns during the second quarter that the steps being taken by the Chinese government to cool growth in the country would result in a “hard landing.” Both of these issues led to short-term downturns in the markets during the first half of the year, but in both cases the sell-offs proved overdone. Stock prices subsequently rebounded and delivered hearty returns in the second half of the year.
In December, of course, the Asian countries on the Indian Ocean were hit by the devastating tsunami. While a horrific human tragedy, this event is unlikely to have a substantial economic impact due to the huge international relief effort and the debt relief provided to some of the affected countries. We do not expect any substantial effect on growth for the countries not directly affected. Even for those that were, we anticipate that Gross Domestic Product (GDP) growth should only take a hit of between a quarter to half a percent.
Q: How did the fund perform?
A: The fund’s net asset value (NAV) total return was 10.81% during the 12-month period ended December 31, 2004, while its share price — quoted on the NYSE — returned 3.66% to close at $14.83 per share, representing a discount of 13.17% to NAV.
The primary reason for the fund’s underperformance relative to the benchmark was its large weighting in smaller companies, which — as a group — underperformed larger companies in 2004. This was due largely to the fact that since small-caps are seen as being a higher-risk asset class, the group was disproportionately hurt when the markets fell during the second quarter. Small-caps rebounded during the subsequent recovery in stock prices, but not enough to make up the shortfall from earlier in the year.
Even though smaller stocks underperformed in 2004, we remain committed to looking for opportunities in that area of the market. We believe the asset class is home to an abundance of undiscovered, undervalued and fast-growing companies. Given that we invest for the long term, we can be patient during periods of underperformance. An example of a successful small-cap holding is Chiyoda Corp., the Japanese maker of liquid natural gas containers that has been among the top five individual performers in the fund for three consecutive years. We also generated a strong return through our holding in Midland Realty Holdings Ltd., the Hong Kong realtor that has taken advantage of the recovery in the region’s secondary real estate market. We believe our success with these stocks illustrates the importance of taking a buy-and-hold approach to Asian small-caps.
On the positive side, performance was helped by our underweight position in the underperforming Japanese market. Our selection in Japan was also strong, as the fund benefited from investments in Chiyoda, AEON Mall Co. Ltd., Mizuho Financial Corp. and Sumitomo Realty Development Co., Ltd. In general, however, we are finding valuations to be more compelling elsewhere in the region. (As of December 31, 2004, the position in Mizuho Financial Corp. was sold.)

Q: The fund’s weighting in technology increased during the second half of the year. Why?
A: We have recently increased the fund’s weighting in technology stocks, particularly in Korea and Taiwan. The tech sector performed poorly in 2004, and we believe the current valuation level of many companies is based on an overly pessimistic outlook for 2005. In fact, many tech stocks are now yielding in the 4-5% range. While valuations would indicate that the year ahead will be a poor one for technology spending, we think the environment will in fact be very reasonable against a backdrop of continued global growth. Stocks we have added in Taiwan include the large-cap semiconductor foundries Taiwan Semiconductor Manufacturing Co., Ltd. and AU Optronics Corp. (ADR).
In Korea, we have added the small-cap stock SFA Engineering Corp., a leading supplier of flat panel display and semiconductor manufacturing equipment and logistics systems. Formerly part of the Samsung Group, the company has obtained the bulk of its orders from Samsung-related companies, forcing management to quickly climb the technology learning curve and offer competitive pricing. The company has eclipsed Japanese manufacturers as the top supplier in many product areas because it is able to sell its products at 15-20% discounts. Product quality and solid execution have enabled management to broaden customer diversification with recent wins in China, Japan and Taiwan. Given its product stability, SFA is moving into new areas of the liquid crystal display (LCD) manufacturing process — a key growth area given the launch of several new manufacturing plants. The company has weak analyst coverage and is poorly understood by the market, which we view as a distinct positive.
We also added Seoul Semiconductor Co., Ltd., a value-added white LED (light emitting diode) manufacturer. The high-brightness LED market is expected to experience rapid growth in the next five years. The company’s product portfolio, which has been dominated by handset applications, will broaden to include illumination, residential lights, and displays (LCD TVs). We expect that product diversification, increasing market share and higher value-added products will drive the company’s earnings growth in 2005.
Q: Has there been any change in your approach to China?
A: We continue to look for ways to take advantage of the China growth story. During 2004, we invested in basic materials companies that were capitalizing on rising demand from China. We trimmed this weighting as the stocks appreciated, but we will again be looking for opportunities in the sector in 2005. We have generally avoided investing in China directly and have instead looked for investments in companies in Taiwan, Hong Kong and Japan that are selling to China. For instance, the fund owns Tosoh Corp., a Japanese chemical company that has benefited from the rising demand for petrochemical products in China. Stocks on the mainland are beginning to look more interesting given that China’s market was the second worst performer in Asia during 2004 with a return of just 1.89%. However, we continue to approach the market with caution due to companies’ low level of transparency compared to other Asian markets. Still, we believe the fund’s weighting in China will only get larger in the long term as transparency gradually improves and more companies list on its market. A current holding whose long-term prospects we find compelling is Chen Hsong Holdings, Ltd., a maker of plastic moldings that is seeing increased demand for its products as more companies move their manufacturing infrastructure to China. Looking ahead, we will be seeking opportunities in agricultural stocks (across the entire Asia region) that stand to benefit from the fact that China’s demand for food is growing faster than its supply.

Q: What are some other notable aspects of the fund’s positioning?
A: For over a year, we have held stocks that can benefit from “reflation,” or in other words, the end of deflation in the value of hard assets such as real estate. However, the market’s consensus view on this topic has moved closer to our own. As a result, we are looking for opportunities to move into new investments where our view is more divergent from the consensus. For example, it is the belief of many that Asian currencies will appreciate sharply versus the dollar in 2005. While we do foresee a modest appreciation, we believe the process of currency adjustment will be more gradual than most people expect. We are therefore taking a close look at exporters, a group for which enthusiasm has been limited due to investors’ concerns about currency appreciation. This forms a part of our thinking with respect to our decision to increase the fund’s weighting in the tech stocks we mentioned previously.
We also continue to look for ways to capitalize on the emergence of the Asian consumer as an economic force. Holdings in this area that have performed well include AEON Mall, Daegu Bank in Korea and the Indonesian stocks PT Telkomunikasi (Telecom) Indonesia and PT Bank Mindiri. We are constantly on the lookout for attractive consumer plays, particularly in the small-cap area.
On a country basis, we believe Thailand is a source of opportunity. The country should maintain its strong growth rate despite the aftereffects of the tsunami, and corporate earnings are on track for robust gains in 2005. Nevertheless, the Thai market is attractively valued at just nine to ten times earnings.
Q: What is your current outlook for the Asian markets?
A: Stocks in Asia performed very well in both 2003 and 2004. Nevertheless, we believe the region’s markets are still attractively valued with respect to the broader world markets. Risks remain in place of course, including high oil prices, excessive dollar weakness and slower than expected global growth. But with dividend yields relatively high and earnings continuing to surprise on the upside, the foundation for outperformance remains in place. Looking ahead, we will try to take advantage of this positive backdrop by investing in smaller companies that have the potential to grow to large-cap status in the years ahead. We believe this approach, along with our emphasis on the fundamentals and valuations of individual stocks, will help us deliver outperformance to fund shareholders over the long term.
The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

(GIF TO COME)  Other Information
Investment Manager
Deutsche Investment Management Americas Inc. (“DeIM”), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.
Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., Scudder Global Commodities Stock Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.
Deutsche Asset Management (Asia) Limited (“DeAM Asia”), located at 20 Raffles Place, #27-01 Ocean Towers, Singapore, Singapore 048620, serves as subadvisor to the fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund’s portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management.
Securities Lending
On April 6, 2004, the Board of Directors approved the fund’s participation in a securities lending program. As of December 31, 2004, the fund has not yet participated in the securities lending program. Under the securities lending program, the fund may lend securities to financial institutions. The fund would retain beneficial ownership of the securities it has loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The fund would require the borrowers of the securities to maintain collateral with the fund in the form of cash and/or government securities equal to 100 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The fund would be permitted to invest the cash collateral in an affiliated money market fund. The fund would receive compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the fund or the borrower would be permitted to terminate the loan. The fund would be subject to all investment risk associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Proxy Voting
A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.
Certifications
The fund’s chief executive officer has certified to the New York Stock Exchange that, as of November 3, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund’s reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS, and N-Q contain certifications by the fund’s chief executive officer and chief financial officer that relate to the fund’s disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.
Dividend Reinvestment Plan and Cash Purchase Plan
The fund’s Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 35. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.
Share Repurchases
The Board of Directors of Scudder New Asia Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund’s shares trade at a discount to their NAV. Subject to periodic review by the fund’s Board of Directors, repurchases may be made at such time and in such amounts as the fund’s Manager believes will further the achievement of the fund’s objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year’s dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year’s dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year’s dividends or until such time during the calendar year that the fund’s Manager has a more accurate projection of the calendar year’s dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the fiscal year ended December 31, 2004, there were no fund shares repurchased by the fund pursuant to the share repurchase plan as described above.
Net Asset Value
The fund’s NAV is available daily on our Web site at www.ScudderNewAsia.com or visit our Direct Link www.CEF.Scudder.com. The fund’s NAV is published weekly on Monday and the fund’s Market Value is published every weekday in The Wall Street Journal under the heading “Closed End Funds.” The fund’s Market Value is also published in The New York Times and Barron’s.

(GIF TO COME)   Investment Summary as of December 31, 2004
Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.CEF.Scudder.com for the Fund’s most recent performance.
Historical Information as of December 31, 2004

	Total Return (%)
	Market Value		Net Asset Value (a)		Index (b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative		Average Annual
Current Quarter	12.78	—	12.89	—	13.01		—
One Year	3.66	3.66	10.81	10.81	16.22		16.22
Three Year	75.59	20.64	64.03	17.94	45.33		13.27
Five Year	-5.72	-1.17	-10.70	-2.24	-21.49		-4.72
Ten Year	38.22	3.29	49.75	4.12	N/A	*	N/A	*

	Total Return (%)
	Index (c)		Index (d)		Index (e)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	12.63	—	13.08	—	12.77	—
One Year	14.40	14.40	15.86	15.86	15.16	15.16
Three Year	46.65	13.61	41.28	12.21	46.64	13.61
Five Year	-12.13	-2.55	-28.35	-6.45	-14.90	-3.18
Ten Year	-17.61	-1.92	-21.04	-2.34	-14.17	-1.52
Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.
Per Share Information and Returns(a)
   Yearly periods ended December 31
     (GIF TO COME)

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Net Asset Value ($)	15.29	15.26	11.28	11.71	24.09	12.26	10.43	9.42	15.43	17.08
Income Dividends ($)	—	.02	.18	—	—	—	—	—	—	.02
Capital Gains Distributions ($)	1.67	.33	.39	—	—	2.56	.09	—	—	—
Total Return (%)	-2.96	2.46	-21.89	3.81	105.72	-36.57	-14.17	-9.68	63.80	10.81

(a)	Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder’s investment in the Fund based on market price.

(b)	The MSCI All-Country Asia Free Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. The index assumes reinvestment of dividends.

(c)	The MSCI All-Country Asia Free ex Japan Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region, excluding Japan. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. The index does not assume reinvestment of dividends.

(d)	The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. The index assumes reinvestment of dividends.

(e)	A blend of 75% MSCI All-Country Asia Free ex Japan Index and 25% MSCI Japan Index as described above. Effective October 6, 2004 the MSCI All-Country Asia Free ex Japan Index and the MSCI Japan Index replaced the MSCI World Index as the fund’s benchmark because the manager believes the MSCI All-Country Asia Free ex Japan Index and the MSCI Japan Index are more representative of markets in which the fund invests and better represent the fund’s objectives.
Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

*	Index began on December 31, 1998

(GIF TO COME)   Portfolio Summary as of December 31, 2004

Asset Allocation	12/31/04	12/31/03
Common Stocks	97%	98%
Preferred Stocks	2%	1%
Exchange Traded Fund	1%	—
Cash Equivalents	—	1%
	100%	100%

Geographical Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03
Korea	20%	19%
Japan	18%	23%
Taiwan	16%	11%
Hong Kong	14%	10%
China	6%	6%
India	5%	7%
Thailand	5%	9%
Malaysia	4%	—
Singapore	4%	4%
Other	8%	11%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03
Financials	28%	22%
Information Technology	20%	18%
Industrials	18%	22%
Materials	13%	17%
Telecommunication Services	8%	5%
Consumer Discretionary	7%	9%
Consumer Staples	2%	—
Energy	2%	2%
Utilities	1%	1%
Health Care	—	2%
Other	1%	2%
	100%	100%
Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2004 (24.0% of Net Assets)

1. Samsung Electronics Co., Ltd.	Korea	5.8%

Manufacturer of electronic parts
2. Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.7%

Manufacturer of integrated circuits and other semiconductor devices
3. Mitsubishi Tokyo Financial Group, Inc.	Japan	2.2%

Provides a variety of financial and investment services
4. Chiyoda Corp.	Japan	2.1%

Maker of liquid natural gas containers
5. AEON Mall Co., Ltd.	Japan	2.0%

Developer of shopping malls
6. Daegu Bank	Korea	1.9%

Provider of commercial banking services
7. PT Telekomunikasi Indonesia Tbk	Indonesia	1.9%

Provider of telecommunication services
8. Bangkok Bank PCL (Foreign Registered)	Thailand	1.8%

Provider of commercial banking services
9. Hutchison Whampoa Ltd.	Hong Kong	1.8%

Provider of investment services and other diversified services
10. Sumitomo Corp.	Japan	1.8%

Provider of general trading services
Portfolio holdings are subject to change.
For more complete details about the Fund’s investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Please call 1-800-349-4281.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

(GIF TO COME)   Investment Portfolio as of December 31, 2004     (GIF TO COME)

	Shares	Value ($)
Common Stocks 97.0%
Australia 2.6%
Newcrest Mining Ltd.	157,588	2,155,655
Rio Tinto Ltd.	57,300	1,757,171
(Cost $1,913,292)		3,912,826
China 6.3%
Beijing Datang Power Generation Co., Ltd. “H”	1,586,000	1,193,678
Chen Hsong Holdings Ltd.	572,000	355,076
China Petroleum & Chemical Corp. “H”	4,124,000	1,684,575
China Southern Airlines Co., Ltd. “H”*	1,576,200	623,569
China Telecom Corp., Ltd. “H”	4,400,000	1,613,339
China Vanke Co., Ltd. “B”	2,135,400	1,214,310
Hainan Meilan Airport Co., Ltd. “H”	727,400	612,975
Harbin Power Equipment Co., Ltd. “H”	2,781,300	733,550
People’s Food Holdings Ltd.	1,533,100	1,408,754
(Cost $8,321,653)		9,439,826
Hong Kong 14.4%
BOC Hong Kong Holdings Ltd.	590,700	1,128,552
Cheung Kong Holdings Ltd.	204,000	2,040,604
China Mobile Hong Kong Ltd. (ADR)	44,600	765,336
Citic Pacific Ltd.	257,000	725,765
Fountain Set Holdings Ltd.	2,052,300	1,333,400
Hong Kong Exchange & Clearing Ltd.	890,000	2,387,394
Hongkong Land Holdings Ltd.	646,000	1,711,900
Hutchison Whampoa Ltd.	286,000	2,676,869
Kingboard Chemical Holdings Ltd.	1,072,000	2,275,657
Midland Realty Holdings Ltd.	4,640,500	2,626,912
Shangri-La Asia Ltd.	942,000	1,381,605
Skyworth Digital Holdings Ltd.	3,878,700	753,514
Wing Hang Bank Ltd.	254,000	1,780,977
(Cost $16,070,813)		21,588,485
India 5.0%
Corporation Bank	27	219
Housing Development Finance Corp., Ltd.	49,900	879,420
Jindal Iron & Steel Co., Ltd.	157,300	1,232,129
Mahindra & Mahindra Ltd.	133,100	1,667,195
Reliance Industries Ltd.	210,400	2,583,656
Satyam Computer Services Ltd.	113,700	1,072,133
(Cost $6,090,907)		7,434,752

Indonesia 3.1%
PT Bank Mandiri	7,177,500	1,488,466
PT Telekomunikasi Indonesia (ADR) “B”	17,600	369,952
PT Telekomunikasi Indonesia Tbk	5,346,000	2,778,826
(Cost $2,640,923)		4,637,244
Japan 18.2%
AEON Mall Co., Ltd.	43,000	3,059,139
Chiyoda Corp.*	430,000	3,143,066
eAccess Ltd.*	750	662,389
Inpex Corp.*	38	191,724
JFE Holdings, Inc.	42,600	1,216,014
Kamigumi Co., Ltd.	138,000	1,101,630
KDDI Corp.	188	1,012,745
Matsui Securities Co., Ltd.	66,500	2,316,825
Mitsubishi Tokyo Financial Group, Inc.	330	3,349,273
Modec, Inc.	31,000	706,402
Nitto Denko Corp.	25,000	1,371,133
Park24 Co., Ltd.	94,000	1,687,909
Sega Sammy Holdings, Inc.*	18,000	988,972
Sumitomo Corp.	309,000	2,665,717
Sumitomo Realty & Development Co., Ltd.	166,000	2,164,302
Tosoh Corp.	361,000	1,624,095
(Cost $18,601,187)		27,261,335
Korea 18.1%
Daegu Bank	415,300	2,888,485
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	69,300	1,030,931
GS Holdings Corp.*	60,900	1,317,774
Honam Petrochemical Corp.	15,500	723,942
Hyundai Mobis	15,000	949,092
Insun ENT Co., Ltd.	39,000	766,664
Korea Exchange Bank*	115,300	957,863
Korea Information Service, Inc.	80,100	1,524,314
KT&G Corp.	53,700	1,605,501
LG Electronics, Inc.	30,230	1,871,854
LG Engineering & Construction Corp.	32,200	886,495
LG International Corp.	87,600	681,202
NEPES Corp.*	53,836	504,453
Samsung Electronics Co., Ltd.	19,880	8,651,410
Seoul Semiconductor Co., Ltd.	37,500	604,956
SFA Engineering Corp.	28,700	457,448
Ssangyong Motor Co.*	93,900	544,243
Taegu Department Store Co., Ltd.	159,000	1,181,134
(Cost $17,538,902)		27,147,761
Malaysia 4.2%
Airasia Bhd.*	2,357,200	1,029,724
Commerce Asset-Holding Bhd.	1,442,000	1,783,527

Maxis Communications Bhd.	443,100	1,090,259
Resorts World Bhd.	485,300	1,277,105
SP Setia Bhd.	942,300	1,071,246
(Cost $6,591,781)		6,251,861
Philippines 0.7%
Philippine Long Distance Telephone Co. (ADR)* (Cost $720,769)	41,800	1,042,074
Singapore 4.0%
Capitaland Ltd.	1,105,000	1,441,834
DBS Group Holdings Ltd.*	167,000	1,647,084
Elec & Eltek International Co., Ltd.	341,800	970,712
Petra Foods Ltd.*	1,283,800	648,821
Singapore Telecommunications Ltd.	901,650	1,314,584
(Cost $5,883,227)		6,023,035
Taiwan 15.5%
AU Optronics Corp. (ADR)	68,800	985,216
Cathay Financial Holding Co, Ltd.	721,000	1,478,858
China Steel Corp.	1,262,000	1,425,674
Chungwha Telecom Co., Ltd.	1,071,000	2,112,260
CMC Magnetics Corp.	1,216,000	629,296
Hon Hai Precision Industry Co., Ltd.	297,849	1,381,628
Hotai Motor Co., Ltd.	395,700	811,628
Hung Poo Real Estate Development Corp.	775,000	648,075
Mega Financial Holding Co., Ltd.	3,327,520	2,299,549
Siliconware Precision Industries Co.	3,147,400	2,602,142
Ta Chong Bank Ltd.*	3,219,000	1,229,091
Taiwan Semiconductor Manufacturing Co., Ltd.	2,540,040	4,047,713
United Microelectronics Corp. (ADR)*	327,600	1,156,428
Yuanta Core Pacific Securities Co.	1,619,926	1,231,941
Zyxel Communications Corp.	467,000	1,097,870
(Cost $19,467,189)		23,137,369
Thailand 4.9%
Bangkok Bank PCL (Foreign Registered)	915,000	2,684,942
Precious Shipping PCL (Foreign Registered)	662,100	673,178
PTT Exploration and Production PCL (Foreign Registered)	142,100	1,060,721
Thai Olefin PCL (Foreign Registered)*	583,300	1,005,948
The Siam Cement Public Co., Ltd. (Foreign Registered)	266,400	1,892,571
(Cost $5,303,844)		7,317,360
Total Common Stocks (Cost $109,144,487)		145,193,928

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $841)	91,000	48,587

Preferred Stocks 2.0%
Korea
Daishin Securities Co., Ltd	209,100	1,807,810
Samsung Electronics Co., Ltd.	3,800	1,095,730
Total Preferred Stocks (Cost $2,055,536)		2,903,540

Rights 0.0%
Thailand
True Corp. PCL* (Cost $0)	299,999	0

Exchange Traded Fund 0.7%
iShares MSCI Malaysia Index Fund (Cost $1,094,439)	147,600	1,055,340

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $350,366)	350,366	350,366

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $112,645,669) (a)	99.9	149,551,761
Other Assets and Liabilities, Net	0.1	68,125
Net Assets	100.0	149,619,886

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $113,975,166. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $35,576,595. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,862,837 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,286,242.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR: American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

[GIF TO COME] Financial Statements
Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:

Investments in securities, at value (cost $112,295,303)	$149,201,395
Investment in Scudder Cash Management QP Trust (cost $350,366)	350,366
Total investments in securities, at value (cost $112,645,669)	149,551,761
Foreign currency, at value (cost $10,780)	10,890
Receivable for investments sold	495,789
Dividends receivable	571,782
Interest receivable	941
Foreign taxes recoverable	97,047
Other assets	9,462
Total assets	150,737,672
Liabilities
Payable for investments purchased	599,614
Deferred foreign taxes	106,931
Accrued management fee	149,175
Other accrued expenses and payables	262,066
Total liabilities	1,117,786

Net assets, at value	$149,619,886
Net Assets
Net assets consist of:

Accumulated distributions in excess of net investment income	(76,822)
Net unrealized appreciation (depreciation) on:

Investments (net of deferred foreign taxes of $106,931)	36,799,161
Foreign currency related transactions	6,895
Accumulated net realized gain (loss)	(1,228,648)
Cost of 181,600 shares held in treasury	(1,526,821)
Paid-in capital	115,646,121

Net assets, at value	$149,619,886
Net Asset Value per share ($149,619,886 ÷ 8,759,833 outstanding shares of common stock, issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$17.08
The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $427,142)	$2,996,016
Interest — Scudder Cash Management QP Trust	17,031
Total Income	3,013,047
Expenses:

Management fee	1,638,990
Services to shareholders	42,522
Custodian and accounting fees	349,422
Auditing	115,885
Legal	27,567
Directors’ fees and expenses	125,706
Reports to shareholders	61,276
NYSE listing fee	20,900
Other	65,853
Total expenses, before expense reductions	2,448,121
Expense reductions	(1,296)
Total expenses, after expense reductions	2,446,825
Net investment income (loss)	566,222
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments (net of foreign taxes of $607,229)	24,292,573
Foreign currency related transactions	(15,314)
24,277,259
Net unrealized appreciation (depreciation) during the period on:

Investments (net of deferred foreign tax credit of $728,026)	(10,173,198)
Foreign currency related transactions	1,689
(10,171,509)
Net gain (loss) on investment transactions	14,105,750
Net increase (decrease) in net assets resulting from operations	$14,671,972
The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations:

Net investment income (loss)	$566,222	$286,360
Net realized gain (loss) on investment transactions	24,277,259	6,774,750
Net unrealized appreciation (depreciation) during the period on investment transactions	(10,171,509)	45,345,173
Net increase (decrease) in net assets resulting from operations	14,671,972	52,406,283
Distributions to shareholders from:

Net investment income	(192,716)	—
Fund share transactions:

Cost of shares repurchased	—	(1,526,821)
Net increase (decrease) in net assets from Fund share transactions	—	(1,526,821)
Increase (decrease) in net assets	14,479,256	50,879,462
Net assets at beginning of period	135,140,630	84,261,168
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $76,822 and $172,215, respectively)	$149,619,886	$135,140,630
Other Information
Shares outstanding at beginning of period	8,759,833	8,941,433
Shares repurchased	—	(181,600)
Shares outstanding at end of period	8,759,833	8,759,833
The accompanying notes are an integral part of the financial statements.

[GIF TO COME] Financial Highlights

Years Ended December 31,	2004	2003	2002	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$15.43	$9.42	$10.43	$12.26	$24.09
Income (loss) from investment operations:

Net investment income (loss)[a]	.06	.03	(.07)	(.04)	(.19)
Net realized and unrealized gain (loss) on investment transactions	1.61	5.95	(.94)	(1.70)	(9.08)
Total from investment operations	1.67	5.98	(1.01)	(1.74)	(9.27)
Less distributions from:

Net investment income	(.02)	—	—	—	—
Net realized gains on investment transactions	—	—	—	(.09)	(2.56)
Total distributions	(.02)	—	—	(.09)	(2.56)
NAV accretion resulting from repurchases of shares at value	—	.03	—	—	—
Net asset value, end of period	$17.08	$15.43	$9.42	$10.43	$12.26
Market value, end of period	$14.83	$14.33	$7.71	$8.46	$9.31
Total Return
Per share net asset value (%)[b]	10.81	63.80	(9.68)	(14.17)	(36.57)
Per share market value (%)[b]	3.66	85.86	(8.87)	(8.32)	(41.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	150	135	84	93	108
Ratio of expenses (%)	1.81	2.04	1.99	1.89	1.68
Ratio of net investment income (loss) (%)	.42	.28	(.70)	(.35)	(.95)
Portfolio turnover rate (%)	92	80	101	161	121

[a]	Based on average shares outstanding during the period.

[b]	Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[GIF TO COME] Notes to Financial Statements
A. Significant Accounting Policies
Scudder New Asia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company organized as a Maryland corporation.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.
Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.
Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.
At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $574,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($574,000), the expiration date, whichever occur first.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.
Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2004, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$597,643
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(574,000)
Net unrealized appreciation (depreciation) on investments	$35,576,595
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.
B. Purchases and Sales of Securities
During the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $125,670,206 and $123,867,287, respectively.

C. Related Parties
Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Manager”), an indirect wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly is equal to an annualized rate of 1.25% of the first $75,000,000 of the Fund’s average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.21% of the Fund’s average weekly net assets. Deutsche Asset Management (Asia) Limited (“DeAM Asia”), also a wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.
The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Manager, which performed certain insurance brokerage services for the broker. The Manager has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Manager attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $31 and $37, respectively.
Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2004, the amount charged to the Fund by SISC aggregated $16,200, of which $4,050 is unpaid.
Scudder Service Corporation (“SSC”), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the year ended December 31, 2004, the amount charged to the Fund by SSC aggregated $15,000, of which $3,750 is unpaid.
Scudder Fund Accounting Corporation (“SFAC”), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended December 31, 2004, the amount charged to the Fund by SFAC aggregated $117,433, of which $56,024 is unpaid.
Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.
Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds’ investments in the QP Trust.
D. Expense Reductions
For the year ended December 31, 2004, the Manager agreed to reimburse the Fund $1,296, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets
Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.
F. Line of Credit
The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.
G. Share Repurchases
The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their NAV. During the year ended December 31, 2003, the Fund purchased 181,600 shares of common stock on the open market at a total cost of $1,526,821. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.0%. These shares are held in Treasury. During the year ended December 31, 2004, the Fund did not purchase any shares of common stock on the open market.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and the Shareholders of Scudder New Asia Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the “Fund”) at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2005	PricewaterhouseCoopers LLP

Tax Information (Unaudited)
By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.
Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).
The Fund paid foreign taxes of $1,034,371 and earned $1,379,934 of foreign source income during the year ended December 31, 2004. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.12 per share as foreign taxes paid and $0.16 per share as income earned from foreign sources for the year ended December 31, 2004. The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 2004:
2004 Foreign Tax Credit Table

Country	Foreign Income	Foreign Taxes
Australia	0.43%	—
Bermuda	0.86%	—
China	0.86%	—
Hong Kong	13.00%	—
India	28.90%	58.30%
Indonesia	4.11%	3.32%
Japan	4.68%	1.76%
Korea	17.88%	17.18%
Malaysia	1.61%	2.42%
New Zealand	0.28%	0.22%
Singapore	1.29%	0.69%
Taiwan	10.10%	14.51%
Thailand	3.22%	1.60%
Total Foreign	87.22%	100.00%
United States	12.78%	0.00%
Total	100.00%	100.00%
For federal income tax purposes, the Fund designates $3,500,000 or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Dividend Reinvestment and Cash Purchase Plan

The Plan
The fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the “Transfer Agent”) and UMB Bank, N.A. (the “Plan Agent”). Note that the fund’s share price for purposes of the Plan is calculated net of due-bills, if applicable.
The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.
Automatic Participation
Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.
Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.
Shares Held by a Nominee
If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.
Pricing of Dividends and Distributions
If the market price per share on the payment date for the dividend or distribution (the “Valuation Date”) equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund’s common stock that are issued but not outstanding (“Treasury Stock”) to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund’s common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant’s pro rata share of brokerage commissions) to buy fund shares in the open market for the participant’s account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ account on, or shortly after, the payment date.

Voluntary Cash Purchases
Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund’s shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.
Participant Plan Accounts
The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.
No Service Fee to Reinvest
There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent’s and/or Transfer Agent’s fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of any dividends or capital gains distributions.
Costs for Cash Purchases
With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of fund shares in connection with voluntary cash payments made by the participant.
Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
Amendment or Termination
The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days’ written notice to participants in the Plan.
A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.
If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.
Transfer Agent Address and Telephone Number
You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

(GIF TO COME) Stockholder Meeting Results
Scudder New Asia Fund, Inc.
The Annual Meeting of Stockholders (the “Meeting”) of Scudder New Asia Fund, Inc. (the “fund”), was held on October 6, 2004, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).
1. To elect two Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Kenneth C. Froewiss	6,879,101	227,802
Susan Kaufman Purcell	6,861,623	245,280
(GIF TO COME)  Directors and Officers
(GIF TO COME)
The following table presents certain information regarding the Directors and Officers for Scudder New Asia Fund, Inc. as of December 31, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director’s term of office extends until the next stockholder’s meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors also serves on the Boards of Scudder Global High Income Fund, Inc., Scudder Global Commodities Stock Fund, Inc. and The Brazil Fund, Inc., and Messrs. Callander, Froewiss, Luers, Nogueria and Yun serve on the Board of The Korea Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Non-Interested Directors

Name, Year of Birth,
Position(s) Held with the		Number of Funds
Fund and Length of Time	Principal Occupation(s) During Past 5 Years and	in Fund Complex
Served	Other Directorships Held	Overseen
Robert J. Callander[1] (1931)	Retired; Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	5

Chairman

2004-present

Director

1994-present

Kenneth C. Froewiss (1945)	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	5

Director

1999-present

William H. Luers[1] (1929)	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member,	5

Director	Advisory Board, The Trust for Mutual Understanding

1998-present Ronaldo A. da Frota Nogueira (1938)	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts);	5

	Member, Board of the Association of Certified International Investment Analysts (ACIIA).
Director

2001-present

Susan Kaufman Purcell (1942)	Vice President, Council of the Americas; Vice President, Americas Society; Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory	4

	Board, The Inter-American Foundation; Member, Council on Foreign Relations.
Director

2001-present

Kesup Yun (1945)	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Dean, College of Business Administration, Seoul	5

	National University (1999-2001); Visiting Professor, London Business School (1997-1998)
Director

1999-present

Interested Directors and Officers

Name, Year of Birth,		Number of
Position(s) Held with		Funds in Fund
the Fund and Length of	Principal Occupation(s) During Past 5 Years and	Complex

Time Served	Other Directorships Held	Overseen
Vincent J. Esposito[2] (1956)	Managing Director of Deutsche Asset Management (2003 to present); Vice Chairman and Director of The Brazil Fund, Inc., Scudder Global Commodities Stock Fund, Inc., and Scudder Global High Income Fund, Inc. (2004 to present); Vice President of Central European Equity Fund, Inc. (2003 to present ); Vice President of The Germany Fund, Inc. (2003 to present); Vice President of The New Germany Fund, Inc. (2003 to present) (registered investment companies); formerly,

	Managing Director, Putnam Investments (1991-2002)	n/a
Vice Chairman and

Director

2004-present

Julian F. Sluyters (1960)	Managing Director of Deutsche Asset Management (2004 to present); President and Chief Executive Officer of the Scudder Funds (2004 to present); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998)	n/a

President and Chief Executive Officer and Director	UBS Global Asset Management

2004-present

Paul H. Schubert (1963)	Managing Director, Deutsche Asset Management (2004 to present); Chief Financial Officer of the Scudder Funds (2004 to present). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

Chief Financial Officer

2004-present

Terrence Gray (1969)	Director of Deutsche Asset Management	n/a

Vice President

2002-present

Bruce A. Rosenblum[3] (1960)	Director of Deutsche Asset Management (2002 to present); prior thereto, Vice President of Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds	n/a

Vice President and Assistant Secretary

2002-present

Charles A. Rizzo[4] (1957)	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex., Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Treasurer

2002-present

Kate Sullivan D’Eramo[4] (1957)	Director of Deutsche Asset Management	n/a

Assistant Treasurer

2003-present

Kevin M. Gay[4] (1959)	Vice President of Deutsche Asset Management	n/a

Assistant Treasurer

2004-present

Salvatore Schiavone[4] (1965)	Director of Deutsche Asset Management	n/a

Assistant Treasurer

2003-present

John Millette[4] (1962)	Director of Deutsche Asset Management	n/a

Interested Directors and Officers

Name, Year of Birth,		Number of
Position(s) Held with		Funds in Fund
the Fund and Length of	Principal Occupation(s) During Past 5 Years and	Complex

Time Served	Other Directorships Held	Overseen
Assistant Secretary

1999—present

Caroline Pearson[4] (1962)	Managing Director of Deutsche Asset Management	n/a

Assistant Secretary

1998—present

[1]	The fund expects that William H. Luers would continue as a Director until his term expires at the fund’s 2005 annual meeting, and that Mr. Callander, because of his responsibilities as Chairman of the Board, will continue as a Director indefinitely. The fund had previously indicated that both Directors were expected to retire in April 2005.

[2]	As a result of their respective positions held with the Manager, these individuals are considered “interested persons” of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

[3]	Address: One South Street, Baltimore, Maryland

[4]	Address: Two International Place, Boston, Massachusetts

Notes
(GIF TO COME)
Notes
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Notes
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Notes
(GIF TO COME)

ITEM 2. CODE OF ETHICS.
As of the end of the period, December 31, 2004, Scudder New Asia Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.
There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.
A copy of the code of ethics is filed as an exhibit to this Form N-CSR.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Robert J. Callander, Mr. Kenneth C. Froewiss, and Mr. Kesop Yun. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
SCUDDER NEW ASIA FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year	Audit Fees	Audit-Related	Tax Fees	All Other
Ended	Billed	Fees Billed	Billed to	Fees Billed
December 31,	to Fund	to Fund	Fund	to Fund

2004	$94,000	$185	$11,000	$0
2003	$91,000	$1,237	$10,700	$0
The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and
Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

	Audit-Related	Tax Fees	All Other
	Fees Billed	Billed to	Fees Billed
	to Adviser	Adviser and	to Adviser and
Fiscal	and Affiliated	Affiliated	Affiliated
Year Ended	Fund Service	Fund Service	Fund Service
December 31,	Providers	Providers	Providers
2004	$431,907	$0	$0
2003	$538,457	$0	$0
The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.
Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Total
Non-Audit
Fees billed to
Adviser and
		Affiliated Fund	Total
		Service Providers	Non-Audit
		(engagements	Fees billed
		related	to Adviser and
		directly to the	Affiliated Fund
	Total	operations and	Service
	Non-Audit	financial	Providers
Fiscal	Fees Billed	reporting	(all other	Total of
Year Ended	to Fund	of the Fund	engagements)	(A), (B
December 31,	(A)	(B)	(C)	and (C)
2004	$11,000	$0	$253,272	$264,272
2003	$10,700	$0	$3,967,000	$3,977,700
All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee consists of Kenneth C. Froewiss (Chairman), Robert J. Callander, William H. Luers, Ronaldo A. da Frota Nogueira, Susan Kaufman Purcell, and Kesop Yun.
ITEM 6. SCHEDULE OF INVESTMENTS
Not Applicable
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT
            COMPANIES.
PROXY VOTING GUIDELINES
The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the advisor’s general position on various proposals, such as:
o	Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

o	Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o	Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

o	Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

     proposals and adjournment.
The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.
Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.
The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.
The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.
As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)
	Total	(b)
	Number	Average
	of Shares	Price Paid
Period	Purchased	per Share

January 1 through January 31, 2004	0	$0
February 1 through February 29, 2004	0	$0
March 1 through March 31, 2004	0	$0
April 1 through April 30, 2004	0	$0
May 1 through May 31, 2004	0	$0
June 1 through June 30, 2004	0	$0
July 1 through July 31, 2004	0	$0
August 1 through August 31, 2004	0	$0
September 1 through September 30, 2004	0	$0
October 1 through October 31, 2004	0	$0
November 1 through November 30, 2004	0	$0
December 1 through December 31, 2004	0	$0

Total	0	$0

	(c) Total	(d)
	Number	Maximum
	of Shares	Number of
	Purchased	Shares that
	as Part	May Yet Be
	of Publicly	Purchased
	Announced	Under the
	Plans or	Plans or
Period	Programs	Programs

January 1 through January 31, 2004	n/a	n/a
February 1 through February 29, 2004	n/a	n/a
March 1 through March 31, 2004	n/a	n/a
April 1 through April 30, 2004	n/a	n/a
May 1 through May 31, 2004	n/a	n/a
June 1 through June 30, 2004	n/a	n/a
July 1 through July 31, 2004	n/a	n/a
August 1 through August 31, 2004	n/a	n/a
September 1 through September 30, 2004	n/a	n/a
October 1 through October 31, 2004	n/a	n/a
November 1 through November 30, 2004	n/a	n/a
December 1 through December 31, 2004	n/a	n/a

Total	n/a	n/a

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, 345 Park Avenue, New York, NY 10154.

ITEM 10. CONTROLS AND PROCEDURES.
(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 11. EXHIBITS.

(a) (1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder New Asia Fund

By:	/s/Julian Sluyters

Julian Sluyters
Chief Executive Officer

Date:	February 28, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder New Asia Fund

By:	/s/Julian Sluyters

Julian Sluyters
Chief Executive Officer

Date:	February 28, 2005

By:	/s/Paul Schubert

Paul Schubert
Chief Financial Officer

Date:	February 28, 2005

PART C: OTHER INFORMATION
Item 15. Indemnification
Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.
On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the Trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.
Deutsche Investment Management Americas, Inc. (hereafter, “DeIM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.
In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private

Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:
1.	all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.
DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeIM.

Item 16. Exhibits

(1)	(a)	Articles of Amendment and Restatement of the Registrant as of January 24, 1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the registration statement of the Registrant on Form N-1A (the “Registration Statement”).)

	(b)	Articles Supplementary dated September 17, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(c)	Articles Supplementary dated December 1, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(d)	Articles Supplementary dated August 3, 1994. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(e)	Articles Supplementary dated February 20, 1996. (Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 46 to the Registration Statement.)

	(f)	Articles Supplementary dated September 5, 1996. (Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 52 to the Registration Statement.)

	(g)	Articles Supplementary dated December 12, 1996. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

	(h)	Articles Supplementary dated March 3, 1997. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

	(i)	Articles of Amendment dated December 23, 1997. (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

	(j)	Articles Supplementary dated March 2,1998. (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

	(k)	Articles Supplementary dated March 31, 1998. (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

	(l)	Articles of Transfer from Scudder Institutional Fund Inc., dated April 3, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

	(m)	Articles Supplementary dated June 7, 1999. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

	(n)	Articles Supplementary dated March 31, 2000. (Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement.)

	(o)	Articles of Amendment dated August 11, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(p)	Articles Supplementary dated November 30, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(q)	Articles Supplementary dated November 30, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(r)	Articles Supplementary dated December 26, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(s)	Articles of Amendment dated December 26, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(t)	Articles Supplementary dated December 26, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(u)	Articles Supplementary dated December 26, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(v)	Articles Supplementary dated August 14, 2001. (Incorporated by reference to Post-Effective Amendment No. 86 to the Registration Statement.)

	(w)	Articles of Amendment dated August 16, 2004. (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

	(x)	Articles Supplementary dated August 20, 2004. (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

	(y)	Articles Supplementary dated October 12, 2004. (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

(2)	(a)	Amended and Restated By-Laws of the Registrant dated March 4, 1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(b)	Amended and Restated By-Laws of the Registrant dated September 20, 1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(c)	Amended and Restated By-Laws of the Registrant dated December 12, 1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(d)	Amended and Restated By-Laws of the Registrant dated September 4, 1996. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

	(e)	Amended and Restated By-Laws of the Registrant dated December 3, 1997. (Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement.)

	(f)	Amended and Restated By-Laws of the Registrant dated February 7, 2000. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

	(g)	Amended and Restated By-Laws of the Registrant dated November 13, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(h)	Amendment to By-Laws, dated December 10, 2002. (Incorporated by reference to Post-Effective Amendment No. 96 to the Registration Statement.)

	(i)	Certificate of the Secretary of the Scudder Funds dated October 30, 2003. (Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement.)

	(j)	Amendment to By-Laws, dated October 14, 2003. (Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement.)

	(k)	Amendment to By-Laws, dated August 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement.)

(3)	Inapplicable.

(4)	The Agreement and Plan of Reorganization is attached as Appendix A to Part A of this registration statement on Form N-14.

(5)	(a)	Articles Fifth, Sixth, Ninth and Eleventh and Article Seventh, Section 1 of the Articles of Amendment and Restatement of the Registrant included in response to Item 16(1) of this Part C.

	(b)	Articles I and IV and Article II, Section 3 of the Amended and Restated Bylaws of the Registrant included in response to Item 16(2) of this Part C.

(6)	(a)	Investment Management Agreement between the Registrant, on behalf of Scudder International Fund and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement.)

	(b)	Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, on behalf of Scudder International Fund, dated September 30, 2002. (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement.)

	(c)	Investment Management Agreement between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement.)

	(d)	Investment Management Agreement between the Registrant, on behalf of Scudder Latin America Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement.)

	(e)	Investment Management Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement.)

	(f)	Investment Management Agreement between the Registrant, on behalf of Scudder Emerging Markets Growth Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement.)

	(g)	Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, on behalf of Scudder Greater Europe Growth Fund. (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement.)

	(h)	Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, on behalf of Scudder

Pacific Opportunities Fund. (Incorporated by reference to Post-Effective Amendment No. 93 to the Registration Statement.)

	(i)	Amendment to Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, dated April 23, 2003, on behalf of the Scudder International Fund. (Incorporated by reference to Post-Effective Amendment No. 96 to the Registration Statement.)

	(j)	Amendment to Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management (Asia) Limited, dated April 23, 2003, on behalf of the Scudder Pacific Opportunities Fund. (Incorporated by reference to Post-Effective Amendment No. 96 to the Registration Statement.)

(7)	(a)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement.)

	(b)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc. dated September 30, 2002. (Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement.)

(8)	Inapplicable.

(9)	(a)	Custodian Contract between the Registrant, on behalf of Scudder Latin America Fund, and Brown Brothers Harriman & Co. dated November 25, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(b)	Custodian Contract between the Registrant, on behalf of Scudder Pacific Opportunities Fund, and Brown Brothers Harriman & Co. dated November 25, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(c)	Custodian Contract between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Brown Brothers Harriman & Co. dated October 10, 1994. (Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement.)

	(d)	Custodian Contract between the Registrant and Brown Brothers Harriman & Co. dated March 7, 1995. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

	(e)	Fee schedule for Exhibit (9)(d). (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

	(f)	Fee schedule for Exhibit (9)(d) dated July 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(g)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and Morgan Guaranty Trust Company of New York, Brussels office, dated November 15, 1976.

(Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(h)	Fee schedule for Exhibit (9)(g). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(i)	Subcustodian Agreement between Brown Brothers Harriman & Co. and The Bank of New York, London office, dated January 30, 1979. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(j)	Fee schedule for Exhibit (9)(i). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(k)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and The Chase Manhattan Bank, N.A., Singapore office, dated June 9, 1980. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(l)	Fee schedule for Exhibit (9)(k). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.).

	(m)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and The Chase Manhattan Bank, N.A., Hong Kong office, dated June 4, 1979. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(n)	Fee schedule for Exhibit (9)(m). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(o)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and Citibank, N.A. New York office, dated July 16, 1981. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(p)	Fee schedule for Exhibit (9)(o). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

(10)	(a)	Rule 12b-1 Plan for Scudder International Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(b)	Rule 12b-1 Plan for Scudder Emerging Markets Growth Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(c)	Rule 12b-1 Plan for Scudder Greater Europe Growth Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(d)	Rule 12b-1 Plan for Scudder Latin America Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(e)	Rule 12b-1 Plan for Scudder Pacific Opportunities Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(f)	Plan with respect to Scudder International Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement.)

(g)	Amended Plan with respect to Scudder International Fund pursuant to Rule 18f-3 dated June 7, 1999. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

(h)	Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

(i)	Plan with respect to Scudder Pacific Opportunities Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

(j)	Plan with respect to Scudder Greater Europe Growth Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

(k)	Plan with respect to Scudder Emerging Markets Growth Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

(l)	Amended and Restated Plan with respect to Scudder International Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

(m)	Amended and Restated Plan with respect to Scudder Pacific Opportunities Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

(n)	Amended and Restated Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

(o)	Amended and Restated Plan with respect to Scudder Greater Europe Growth Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

(p)	Amended and Restated Plan with respect to Scudder Emerging Markets Growth Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

(q)	Amended and Restated Plan with respect to Scudder International Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

(r)	Amended and Restated Plan with respect to Scudder International Fund pursuant to Rule 18f-3, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(s)	Amended and Restated Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 86 to the Registration Statement).

	(t)	Amended and Restated Plan with respect to Scudder Greater Europe Growth Fund, Scudder Pacific Opportunities Fund and Scudder Latin America Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 93 to the Registration Statement.)

	(u)	Amended and Restated Plan with respect to the Registrant pursuant to Rule 18f-3 dated January 31, 2003. (Incorporated by reference to Post-Effective Amendment No. 96 to the Registration Statement.)

	(v)	Amended and Restated Plan with respect to the Registrant pursuant to Rule 18f-3 dated October 12, 2004. (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

(11)	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation, including consent, to be filed by Pre-Effective Amendment to this registration statement filed on Form N-14.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP as to tax matters, including consent, to be filed by Pre-Effective Amendment to this registration statement filed on Form N-14.

(13)	(a)	Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated October 2, 1989. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(b)	Fee schedule for Exhibit (13)(a). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(c)	Service Agreement between Copeland Associates, Inc. and Scudder Service Corporation dated June 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement.)

	(d)	COMPASS and TRAK 2000 Service Agreement between the Registrant and Scudder Trust Company dated October 1, 1995. (Incorporated by reference to Exhibit 9(c)(3) to Post-Effective Amendment No. 47 to the Registration Statement.)

	(e)	Shareholder Services Agreement between the Registrant and Charles Schwab & Co., Inc. dated June 1, 1990. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(f)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Scudder Fund Accounting Corporation dated October 10, 1994. (Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement.)

	(g)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder International Fund, and Scudder Fund Accounting Corporation dated April 12, 1995. (Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement.)

	(h)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Latin America Fund, dated May 17, 1995. (Incorporated by reference to Exhibit 9(e)(3) to Post-Effective Amendment No. 47 to the Registration Statement.)

	(i)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund, dated May 5, 1995. (Incorporated by reference to Exhibit 9(e)(4) to Post-Effective Amendment No. 47 to the Registration Statement.)

(j)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Emerging Markets Growth Fund dated May 8, 1996. (Incorporated by reference to Exhibit 9(e)(5) to Post-Effective Amendment No. 49 to the Registration Statement.)

(k)	Administrative Services Agreement between Scudder International Fund, Inc., on behalf of Scudder International Fund, and Scudder Investors Service Company. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

(l)	Fee schedule for Exhibit (13)(l). (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

(m)	Agency Agreement between Scudder International Fund, Inc., and Kemper Service Company dated June 7, 1999. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

(n)	Administrative Agreement between the Registrant on behalf of Scudder International Fund, Inc. and Scudder Kemper Investments, Inc. dated October 2, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(o)	Amended and Restated Administrative Services Agreement between the Registrant and Scudder Kemper Investments, Inc., dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(p)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Pacific Opportunities Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(q)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Latin America Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(r)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Greater Europe Growth Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(s)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Emerging Markets Growth Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(t)	Agency Agreement between the Registrant and Kemper Service Company, dated November 13, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(u)	Shareholder Services Agreement between the Registrant, for Classes A,B and C shares, and Kemper Distributors, Inc., dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(v)	Amended and Restated Administrative Services Agreement between Zurich Scudder Investments, Inc. and the Registrant. (Incorporated by reference to Post-Effective Amendment No. 87 to the Registration Statement.)

	(w)	Shareholder Services Agreement between the Registrant, for Classes A, B and C shares, and Scudder Distributor, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(x)	Amendment No. 1 to the Transfer Agency and Service Agreement dated June 11, 2002. (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement.)

	(y)	Form of Letter of Indemnity to the Scudder Funds dated October ___, 2004. (Incorporated by reference to Post-Effective Amendment No. 99 to the Registration Statement.)

	(z)	Form of Letter of Indemnity to the Independent Directors dated October ___, 2004. (Incorporated by reference to Post-Effective Amendment No. 99 to the Registration Statement.)

(14)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Scudder Emerging Markets Fund and Scudder New Asia Fund, Inc, to be filed by Pre-Effective Amendment to this registration statement on Form N-14.

(15)	Inapplicable.

(16)	Power of Attorney.

(17)	Inapplicable.
Item 17. Undertakings
(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts on the 16th day of December, 2005.

SCUDDER INTERNATIONAL FUND, INC.

By:	/s/ Vincent J. Esposito

Vincent J. Esposito
Chief Executive Officer
As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul Schubert
Paul Schubert	Chief Financial Officer	December 16, 2005

Henry P. Becton, Jr.
Henry P. Becton, Jr.*	Director	December 16, 2005

Dawn-Marie Driscoll
Dawn-Marie Driscoll*	Director	December 16, 2005

Keith R. Fox
Keith R. Fox*	Director	December 16, 2005

Jean Gleason Stromberg
Jean Gleason Stromberg*	Director	December 16, 2005

Carl W. Vogt
Carl W. Vogt*	Director	December 16, 2005

/s/ Vincent J. Esposito
Vincent J. Esposito	Chief Executive Officer	December 16, 2005

*By:	/s/ John Millette
John Millette**
Vice President and Secretary
Dated December 16, 2005

**	Attorney-in-fact pursuant to Power of Attorney filed herein as Exhibit (16).

EXHIBIT INDEX

(16)	Power of Attorney